UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-09813
                                                     ---------

                                 UMB Scout Funds

                              1010 Grand Boulevard
                              Kansas City, MO 64106
                    ----------------------------------------
                    (Address of principal executive offices)

                         Scout Investment Advisors, Inc.
                              1010 Grand Boulevard
                              Kansas City, MO 64106
                     ---------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (816) 860-7512
                                                           --------------

                        Date of fiscal year end: June 30
                                                 -------

                     Date of reporting period: June 30, 2008
                                               -------------

ITEM 1. REPORTS TO STOCKHOLDERS

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)



                       UMB | SCOUT FUNDS
                             ANNUAL REPORT | JUNE 30, 2008

                  Stock Fund

                Mid Cap Fund

              Small Cap Fund

          International Fund

International Discovery Fund

                   Bond Fund

         Money Market Fund -
           Federal Portfolio

         Money Market Fund -
             Prime Portfolio

  Tax-Free Money Market Fund

                                    [GRAPHIC]

                                                     OPPORTUNITY BEYOND TOMORROW

                                    [GRAPHIC]

TABLE OF CONTENTS
  Economic and Market Commentary ...........................................   1
  Stock Fund ...............................................................   2
  Mid Cap Fund .............................................................   7
  Small Cap Fund ...........................................................  11
  International Fund .......................................................  16
  International Discovery Fund .............................................  21
  Bond Fund ................................................................  26
  Money Market Fund ........................................................  30
  Tax-Free Money Market Fund ...............................................  34
  Statements of Assets and Liabilities .....................................  38
  Statements of Operations .................................................  40
  Statements of Changes in Net Assets. .....................................  42
  Financial Highlights .....................................................  46
  Notes to Financial Statements ............................................  52
  Report of Independent Registered Public Accounting Firm ..................  60
  Expense Example ..........................................................  61
  Trustees and Officers ....................................................  63

SHARES OF THE UMB SCOUT FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, NOR GUARANTEED BY, UMB BANK, N.A. OR ANY OTHER BANKING INSTITUTION; NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY. THESE SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL INVESTED.


--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

ECONOMIC AND MARKET COMMENTARY

The first half of 2008 is over and the nation's investors have suffered one of the worst economic and market environments since the beginning of the decade. With a financial market crisis, a weak housing market, high oil and gasoline prices, and an overall bear equity market (world-wide) underway, it is easy to see why consumer sentiment has collapsed to multi-decade low levels.

The foreign and domestic economies were both subdued in their performance since last year. The first half of 2008 will be remembered as a time when major (and many minor) national economies' growth decelerated on a significant basis. U.S. GDP growth has been positive, but the underlying trends are negative. If it weren't for export growth, tax rebates and inventory growth, GDP very well may have been negative over the past 12 months. Overseas, things haven't been much better. The U.K., Germany and Japan are all reporting weakening economic activity. The emerging markets are starting to show declines in economic growth rates. These developments indicate that the economic and financial situations in many emerging economies are becoming unstable.

Closer to home, the U.S. unemployment rate has risen more than 100 bps since this time last year. In addition to weakening economic trends, inflation is startling not only consumers but also the markets and central bankers. Much of the inflation coverage has been centered in the commodity markets -- so far. In large measure, these cost increases have not yet been passed on to consumers, at least in the U.S. One has to wonder how much profit margin erosion corporations will stand and how long labor markets world-wide will suffer higher food and gasoline prices without significant backlash from labor.

Perhaps the most significant events centered on the world's banking system and the crisis that unfolded over the last 12 months. More capital was produced by the world's central banks over the last 10 years than the world needed for true economic purposes. The "excess" capital needed a place to land. In an environment of very low interest rates, high leverage and the dismissal of risk standards were both viewed as positive attributes to investment decisions. With weakness now at hand in many markets (real and financial), many of those decisions now appear to have been, at the least, ill-advised.

The write-downs due to these bad decisions continue. In the face of all of this economic uncertainty, the political future of the U.S. has been up-for-grabs. Accordingly, the markets have had to deal with significant levels of uncertainty. Investors, of course, do not like uncertainty, which has led to a significant correction in most equity markets world-wide.

While it remains an extraordinarily difficult and volatile environment for investors, there may be a light at the end of the tunnel. There is a growing belief that the Federal Reserve is now fully committed to resolving the problems in the credit markets and that the U.S. government stands behind commercial and investment banks. Additionally, it is often said that one of the surest signs that markets are peaking is when everyone is feeling good and wants to own equities. Conversely, some of the best times to be buying stocks, from a historical standpoint, are when no one else wants to and everyone seems to be feeling bad about the equities market. This is the market we are operating in today and, therefore, it is not unreasonable to think that some of the best opportunities we've seen in a long time may be in the process of being created by the current financial and economic malaise.

In December, the UMB Scout Funds family expanded with the addition of the UMB Scout International Discovery Fund. This new Fund is managed by James Moffett, CFA and Michael Stack, CFA. It seeks to invest in high-quality, small- to mid-capitalization companies with catalysts for growth. We are pleased to offer this investment option for your asset allocation mix and believe it is a nice compliment to our UMB Scout International Fund.

Please rest assured that each management team is taking prudent action to manage your Funds in accordance with the best interest of long-term investors, as we are committed to an investment philosophy that we believe is sound in both bull and bear markets. I encourage you to read the various shareholder letters provided throughout this report for additional information regarding each Fund. On behalf of the entire management team, thank you for your continued support of the UMB Scout Funds.

/s/ William B. Greiner
William B. Greiner, CFA
CHIEF INVESTMENT OFFICER
SCOUT INVESTMENT ADVISORS, INC.

YOU SHOULD CONSIDER THE FUNDS' INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. FOR A PROSPECTUS WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUNDS, CALL 800-996-2862 OR VISIT
WWW.UMBSCOUTFUNDS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                  1

[GRAPHIC]

OBJECTIVE:

THE UMB SCOUT STOCK FUND SEEKS LONG-TERM GROWTH OF CAPITAL AND INCOME BY INVESTING IN COMMON STOCKS OF COMPANIES THOUGHT TO BE UNDERVALUED AND HAVE THE POTENTIAL FOR CAPITAL APPRECIATION.

STOCK FUND

For sometime, the Advisor has viewed the massive rate cuts implemented by the Greenspan Fed during the Tech bust pushed far too much money into the system than the economy could digest, resulting in a housing and debt bubble. This new bubble is likely to follow historical patterns. It lasted longer on the upside than expected. Unfortunately, we also anticipate longer downside risk as well. The Advisor, reluctantly, views the present financial debacle as unique in scope and breadth. The unprecedented action by the Federal Reserve on behalf of Bear Stearns bond holders (and in reality the desire to avoid a panic that would lead to a catastrophic unwinding of the monstrous derivatives exposure held by Bear Stearns) is a watershed event in market intervention.

Facing this backdrop, portfolio construction has been critical in avoiding large losses for shareholders. The Advisor for the UMB Scout Stock Fund builds portfolios with a combination of quality stock selection and prudent "top-down" analysis. The resulting portfolio combination (hopefully) offsets certain risks against others. For example, although the consumer may be stressed for some time, the Advisor maintained exposure to consumer spending with TJX Cos., Inc. (NYSE: TJX), a strategy more fully explained below. Our approach proved beneficial for shareholders over the Fund's fiscal year as the Fund outperformed the S&P 500(R) Index by nearly 10% (please see page 4 for more complete performance information). THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-996-2862.

The Advisor follows a disciplined, repeatable and prudent investment style. To start, the Advisor conducts a methodical top-down analysis of emerging economic, monetary and other business themes. Through our analysis, the Advisor develops broad long-term investment themes that help define the portfolio construction.

Once the top-down analysis is completed, the advisor implements a thorough bottom-up screening process of individual investment opportunities. A motto often quoted by the Advisor, "MONEY IS MADE IN CHANGE," illustrates the driving factor in the selection process. Using both qualitative and quantitative analysis, the Advisor seeks to uncover high-quality firms with a catalyst for future growth.

The Advisor's approach to the Financials sector exemplifies the process. From a top-down perspective, the Advisor viewed the subprime induced financial crisis as a much deeper problem than market participants envisioned. What's more, the financial crisis emerged during a political season that may make a complete solution unlikely to surface until after the election. With many financial institutions hesitant to disclose the extent of their exposure to bad debt, the Advisor viewed the sector with skepticism and chose to avoid most banks. In place, the Advisor found compelling stories within the insurance and capital markets subsectors. The top contributor was Aflac, Inc. (NYSE: AFL), a supplemental health and life insurance company with strong sales overseas. The strapped U.S. consumer provided another theme for the Advisor. The U.S. consumer, already adjusting to a contracting housing market, confronted additional headwinds as the price of gasoline advanced toward $4 per gallon. With the consumer feeling the pinch, the Advisor limited the Fund's exposure in the highly cyclical Consumer Discretionary sector and strategically selected recession oriented retailers like The TJX Cos., Inc. (NYSE: TJX). Beyond increased store traffic, TJX is able to increase profit margins by purchasing unsold inventories from higher-end retailers. TJX emerged as a top contributor for the Fund over the time period.


--------------------------------------------------------------------------------
2                                                  UMB SCOUT FUNDS ANNUAL REPORT

A third theme followed by the Advisor is based on increased global conflict. The Advisor believes these conflicts will continue for the foreseeable future and has focused on companies that provide products and services to the Defense Department. Top contributors include General Dynamics Corp. (NYSE: GD), L-3 Communications Holdings, Inc. (NYSE: LLL) and Raytheon Co. (NYSE: RTN). As the Defense Department is tasked with a variety of missions, these companies will provide critical components for success.

Energy was a key market driver during the fiscal year. As oil gushed near $150 per barrel, energy stocks appreciated to near record highs. While the Fund's underweight position in the sector resulted in a slight drag on relative performance, the Advisor believes this may reverse as the sector appears to be over bought during an economic slowdown. As mentioned above, the Advisor places great emphasis on portfolio construction and views the best approach for the near term is exposure to exploration, service and gas related companies. The Advisor concludes that this will allow the Fund to maintain substantial exposure while the sector simmers down as the economy slows. The Fund closed the fiscal year with relative overweight positions in Consumer Staples, Health Care and Utilities; underweight positions in Financials, Energy, Industrials, Telecomm, Information Technology and Materials, and equal weight in Consumer Discretionary. The Advisor maintains a cautious outlook for the markets and has positioned the Fund accordingly.(1)

In closing, the entire UMB Scout Stock Fund management team expresses our appreciation for your continued support of the UMB Scout Funds.

JAMES A. REED II, JD, CFA
SCOUT INVESTMENT ADVISORS, INC.

(1) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.

HYPOTHETICAL GROWTH OF $10,000
UMB SCOUT STOCK FUND (UMBSX)
AS OF JUNE 30, 2008

[The following table was represented as a line chart in the printed material.]

                    UMB Scout             S&P 500(R)          Lipper Large-Cap
   Date             Stock Fund            Index (2)         Core Funds Index (2)
   ----             ----------            ---------         --------------------
6/30/1998             10,000                10,000                 10,000
6/30/1999             11,392                12,276                 11,841
6/30/2000             11,697                13,166                 13,077
6/30/2001             10,638                11,213                 10,962
6/30/2002              9,557                 9,196                  9,082
6/30/2003              9,398                 9,219                  8,991
6/30/2004             10,626                10,981                 10,415
6/30/2005             11,228                11,676                 10,921
6/30/2006             12,693                12,683                 11,915
6/30/2007             14,408                15,295                 14,193
6/30/2008             13,955                13,288                 12,578

(2) UNMANAGED INDEX OF STOCKS, BONDS, MUTUAL FUNDS OR COMMODITIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

      PERFORMANCE RETURNS FOR THE UMB SCOUT STOCK FUND, S&P 500(R) INDEX AND LIPPER LARGE-CAP CORE FUNDS INDEX ASSUME DIVIDENDS WERE REINVESTED FOR THE ENTIRE PERIOD.

      FOR ILLUSTRATIVE PURPOSES ONLY; MAY NOT REPRESENT YOUR RETURNS.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                  3

FUND DIVERSIFICATION
UMB SCOUT STOCK FUND (UMBSX)

                                   [PIE CHART]

                   Consumer Staples ...................   16%
                   Health Care ........................   15%
                   Energy .............................   13%
                   Financials .........................   13%
                   Information Technology .............   12%
                   Consumer Discretionary .............    8%
                   Industrials ........................    7%
                   Utilities ..........................    5%
                   Materials ..........................    3%
                   Telecomm Services ..................    2%
                   Cash & Cash Equivalents ............    6%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2008. SUBJECT TO CHANGE.

COMPARATIVE RATES OF RETURN
UMB SCOUT STOCK FUND (UMBSX)
AS OF JUNE 30, 2008

                                           1 YEAR    3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
UMB SCOUT STOCK FUND ..................     -3.14%     7.52%     8.23%    3.39%
S&P 500(R) Index(1) ...................    -13.12%     4.41%     7.58%    2.88%
Lipper Large-Cap Core Funds Index(1) ..    -11.38%     4.82%     6.94%    2.32%
--------------------------------------------------------------------------------
      RETURNS FOR PERIODS GREATER THAN ONE YEAR ARE COMPOUNDED AVERAGE ANNUAL RATES OF RETURN.

      THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-996-2862. THE RETURNS FOR PERIODS PRIOR TO APRIL 1, 2005 DO NOT REFLECT THE FEES AND EXPENSES IN EFFECT AS OF APRIL 1, 2005. IF THE NEW FEES AND EXPENSES AND THE ADVISOR'S AGREEMENT TO LIMIT TOTAL FUND EXPENSES WERE IN EFFECT FOR THE PERIODS SHOWN, RETURNS WOULD HAVE BEEN LOWER. AS OF JUNE 30, 2007, GROSS EXPENSES FOR THE FUND WERE 0.88%.

      THE PERFORMANCE SHOWN IN THE ABOVE TABLE AND IN THE GRAPH ON THE PRECEDING PAGE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PRIOR TO APRIL 1, 2005, THE FUND WAS MANAGED IN ACCORDANCE WITH A DIFFERENT INVESTMENT STRATEGY.

(1) UNMANAGED INDEX OF STOCKS, BONDS OR MUTUAL FUNDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

TOP TEN EQUITY HOLDINGS
UMB SCOUT STOCK FUND (UMBSX)

                                                       MARKET          PERCENT
                                                     VALUE (000'S)    OF TOTAL
--------------------------------------------------------------------------------
TJX Cos., Inc. ...................................     $ 2,518           2.8%
Aflac, Inc. ......................................       2,512           2.8%
Microsoft Corp. ..................................       2,476           2.7%
General Mills, Inc. ..............................       2,431           2.7%
Devon Energy Corp. ...............................       2,403           2.7%
HJ Heinz Co. .....................................       2,392           2.6%
International Business Machines Corp. ............       2,252           2.5%
McDonald's Corp. .................................       2,249           2.5%
Oracle Corp. .....................................       2,205           2.4%
Avon Products, Inc. ..............................       2,161           2.4%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL ....................     $23,599          26.1%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2008. SUBJECT TO CHANGE.

HISTORICAL PER-SHARE RECORD
UMB SCOUT STOCK FUND (UMBSX)

                                        INCOME &                   CUMULATIVE(2)
                              NET     SHORT-TERM     LONG-TERM       VALUE PER
                             ASSET       GAINS         GAINS        SHARE PLUS
                             VALUE   DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/03 .................   $14.84     $0.10          $  --          $38.05
12/31/04 .................    15.17      0.11           0.33           38.82
12/31/05 .................    14.59      0.35           1.79           40.38
12/31/06 .................    14.38      0.32           1.54           42.03
12/31/07 .................    14.18      0.20           1.70           43.73
6/30/08(3) ...............    12.98      0.07             --           42.60
--------------------------------------------------------------------------------
(2)   DOES NOT ASSUME ANY COMPOUNDING OF REINVESTED DISTRIBUTIONS.

(3) SIX MONTHS ONLY. DISTRIBUTIONS TYPICALLY OCCUR IN JUNE AND DECEMBER. TABLE SHOWS CALENDAR-YEAR DISTRIBUTIONS AND NET ASSET VALUES; MAY DIFFER FROM FISCAL-YEAR ANNUAL REPORTS.


--------------------------------------------------------------------------------
4                                                  UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2008

STOCK FUND

NUMBER OF
 SHARES                                                               VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 93.3%
CONSUMER DISCRETIONARY -- 8.1%
    100,000  Gap, Inc. ........................................  $    1,667,000
     40,000  McDonald's Corp. .................................       2,248,800
     15,000  Nike, Inc., Cl. A(1) .............................         894,150
     80,000  TJX Cos., Inc.(1) ................................       2,517,600
                                                                 --------------
                                                                      7,327,550
                                                                 ==============
CONSUMER STAPLES -- 15.8%
     30,000  Altria Group, Inc. ...............................         616,800
     20,000  Anheuser-Busch Cos., Inc. ........................       1,242,400
     60,000  Avon Products, Inc.(1) ...........................       2,161,200
     15,000  Coca-Cola Co. ....................................         779,700
     40,000  General Mills, Inc. ..............................       2,430,800
     50,000  H.J. Heinz Co. ...................................       2,392,500
     30,000  Philip Morris International, Inc. ................       1,481,700
     25,000  Procter & Gamble Co. .............................       1,520,250
     30,000  Wal-Mart Stores, Inc.(1) .........................       1,686,000
                                                                 --------------
                                                                     14,311,350
                                                                 ==============
ENERGY -- 12.8%
     16,600  Chevron Corp.(1) .................................       1,645,558
     10,000  ConocoPhillips. ..................................         943,900
     20,000  Devon Energy Corp. ...............................       2,403,200
     20,000  Exxon Mobil Corp. ................................       1,762,600
     20,000  Occidental Petroleum Corp. .......................       1,797,200
     15,000  Schlumberger Ltd. ................................       1,611,450
      9,000  Transocean, Inc.* ................................       1,371,510
                                                                 --------------
                                                                     11,535,418
                                                                 ==============
FINANCIALS -- 12.6%
     40,000  Aflac, Inc. ......................................       2,512,000
     30,000  AON Corp. ........................................       1,378,200
     45,000  Charles Schwab Corp.(1) ..........................         924,300
     35,000  Chubb Corp. ......................................       1,715,350
     30,000  Janus Capital Group, Inc.(1) .....................         794,100
     60,000  Marsh & McLennan Cos., Inc. ......................       1,593,000
     20,000  Northern Trust Corp.(1) ..........................       1,371,400
     20,000  T. Rowe Price Group, Inc. ........................       1,129,400
                                                                 --------------
                                                                     11,417,750
                                                                 ==============
HEALTH CARE -- 15.6%
     30,000  Abbott Laboratories ..............................       1,589,100
     25,000  Aetna, Inc. ......................................       1,013,250
     30,000  Baxter International, Inc. .......................       1,918,200
     15,000  C.R. Bard, Inc. ..................................       1,319,250
     15,000  Cerner Corp.*(1) .................................         677,700
     20,000  Covance, Inc.*(1) ................................       1,720,400
     20,000  Eli Lilly & Co.(1) ...............................         923,200
     20,000  Genzyme Corp.*(1) ................................       1,440,400
     25,000  Gilead Sciences, Inc.*(1) ........................       1,323,750
     25,000  Johnson & Johnson(1) .............................       1,608,500
     15,000  Merck & Co., Inc. ................................         565,350
                                                                 --------------
                                                                     14,099,100
                                                                 ==============
INDUSTRIALS -- 7.1%
     25,000  Emerson Electric Co. .............................       1,236,250
     10,000  General Dynamics Corp. ...........................         842,000
     20,000  General Electric Co. .............................         533,800
     20,000  L-3 Communications Holdings, Inc. ................       1,817,400
     36,000  Raytheon Co. .....................................       2,026,080
                                                                 --------------
                                                                      6,455,530
                                                                 ==============
INFORMATION TECHNOLOGY -- 11.6%
     40,000  Cisco Systems, Inc.* .............................         930,400
     30,000  Dell, Inc.*(1) ...................................         656,400
     20,000  Harris Corp. .....................................       1,009,800
     45,000  Intel Corp. ......................................         966,600
     19,000  International Business Machines Corp. ............       2,252,070
     90,000  Microsoft Corp. ..................................       2,475,900
    105,000  Oracle Corp.* ....................................       2,205,000
                                                                 --------------
                                                                     10,496,170
                                                                 ==============
MATERIALS -- 3.1%
     40,000  Ecolab, Inc.(1) ..................................       1,719,600
     20,000  Newmont Mining Corp. .............................       1,043,200
                                                                 --------------
                                                                      2,762,800
                                                                 ==============

                                                         CONTINUED ON NEXT PAGE.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                  5

SCHEDULE OF INVESTMENTS
JUNE 30, 2008

STOCK FUND (CONTINUED)

NUMBER OF
 SHARES                                                               VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 1.8%
     45,000  Verizon Communications, Inc. .....................  $    1,593,000
                                                                 ==============
UTILITIES -- 4.8%
     30,000  Alliant Energy Corp.(1) ..........................       1,027,800
     20,000  Dominion Resources, Inc.(1) ......................         949,800
     15,000  Exelon Corp. .....................................       1,349,400
     15,000  FPL Group, Inc. ..................................         983,700
                                                                 --------------
                                                                      4,310,700
                                                                 ==============
TOTAL COMMON STOCKS
(COST $77,448,059) -- 93.3%                                          84,309,368
                                                                 ==============

PRINCIPAL
 AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.5%
U.S. GOVERNMENT AGENCIES
             Federal Home Loan Bank
$ 5,870,000  2.000%, 07/01/08 .................................  $    5,870,000
                                                                 ==============
TOTAL SHORT-TERM INVESTMENTS
(COST $5,870,000) -- 6.5% .....................................       5,870,000
                                                                 ==============
COLLATERAL INVESTMENT FOR
SECURITIES ON LOAN
(COST $22,933,748) -- 25.4% ...................................  $   22,933,748
                                                                 ==============
TOTAL INVESTMENTS
(COST $106,251,807) -- 125.2% .................................     113,113,116

Liabilities less other assets -- (25.2)% ......................     (22,776,904)
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $12.98 per share;
  unlimited shares of $1.00 par value
  capital shares authorized;
  6,960,768 shares outstanding) ...............................  $   90,336,212
                                                                 ==============

*     NON-INCOME PRODUCING SECURITY
(1)   SECURITY ON LOAN, SEE ACCOMPANYING NOTES FOR COLLATERAL POOL DETAIL.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
6                                                  UMB SCOUT FUNDS ANNUAL REPORT

MID CAP FUND

[GRAPHIC]

OBJECTIVE:

THE UMB SCOUT MID CAP FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN COMMON STOCKS OF COMPANIES CLASSIFIED AS MID-CAPITALIZATION LOCATED ANYWHERE IN THE UNITED STATES.

The UMB Scout Mid Cap Fund provided a total return (which includes reinvested dividends) of 1.39% for the twelve month period ending June 30, 2008. This return compares favorably with the performance of our benchmark, the Russell Midcap Index, which returned -11.19%. The Lipper Mid-Cap Core Funds Index, a measure of our actively managed peers' performance, returned -10.95%. Since inception, October 31, 2006, the Fund's average annual return was 12.66%. The Fund closed the fiscal year at $11.28 per share in net asset value (please see page 9 for more complete performance information).

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-996-2862. THE PERFORMANCE RETURNS FOR THE FUND REFLECT A FEE WAIVER IN EFFECT. IN THE ABSENCE OF SUCH WAIVER, THE RETURNS WOULD BE REDUCED.

The Fund benefited from excellent sector allocation and stock selection as the Advisor was able to preserve and grow shareholders' capital in a volatile and declining U.S. stock market environment. The Advisor's disciplined macroeconomic analysis and theme generation guided the Fund into the better performing sectors of the market; while the team's structured and consistent stock research process uncovered the "right" stocks, in most instances.

The U.S. stock market peaked shortly after the start of the Fund's fiscal year, as hopes that the subprime problems were contained began to diminish. The Federal Open Market Committee, hoping to keep rates steady, was forced to reduce the Federal Funds target rate in September. The Russell Midcap Index rallied into October, retesting its previous high. However, credit conditions continued to deteriorate as problems in the subprime mortgage market spread to other areas of the credit markets. The Fund had a very strong relative performance during this time as the Advisor avoided the hardest hit Financials and held significant Energy and Materials positions,including precious metal stocks that outperformed the market in general. The U.S. stock market began to deteriorate in January 2008. The Fund was positioned defensively, anticipating that stimulus moves by the Federal Reserve and the U.S. Government (tax rebate checks) would be unable to solve the problems in the financial markets and the banking system.

The Fund's outperformance for the fiscal year was primarily due to superior stock selection. The top three contributors were Alpha Natural Resources Inc. (NYSE: ANR), Hess Corp. (NYSE: HES) and Potash Corp. of Saskatchewan (TSE: POT). Alpha Natural Resources, Inc. (NYSE: ANR) benefited from sharply higher metallurgical coal prices as supplies were constrained by problems in Australia and other key exporting countries, and steel demand remained strong. Alpha was also aided by a large un-hedged coal tonnage position in a strong coal market. Steam coal prices also rose as coal-fired power plants came online at a rapid pace in many parts of the world due to growing electricity demand. Alpha is expected to benefit from this trend as much of their high-btu steam coal tonnage was un-priced in 2009 and 2010. Hess moved higher with surging oil prices, but significantly outperformed its peers as production continued to grow and more reserves were booked. Investors were particularly excited to learn more about Hess's interest in oil fields near Brazil's Tupi field, which could be one of the largest offshore oilfields ever found. Fertilizer prices rose substantially, with potash rising from less than $200 per ton to $1,000 per ton in certain markets. Potash Corp. benefited from higher fertilizer prices and increased production. Hansen Natural Corp. (NASDAQ: HANS) was the Fund's most significant disappointment. The stock suffered as Wall Street failed to fully adjust for distributor stockpiling of Monster energy drink inventory ahead of a widely announced price increase. The Advisor was not surprised to see volumes a bit lighter, but Wall Street generally took the short term view and punished the stock. The Fund continues to own a position in the stock, which is one of the fastest growing beverage companies and, in the Advisor's opinion, is selling at a cheap price. Nevertheless, like most consumer goods companies, their business could be negatively affected by the struggling domestic economy.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                  7

Sector allocation also significantly benefited the Fund's performance. Energy was the top contributor as it outperformed the benchmark and the Fund held an overweight position for the year. The Fund also benefited from an underweight position in Consumer Discretionary, which was the worst performing sector. The Health Care sector weighed slightly on performance due to less than optimal sector positioning, and also less than optimal stock selection. The deterioration of the fundamentals in the HMO industry detracted from performance due to the Fund's ownership of Coventry Healthcare, Inc. (NYSE: CVH) which experienced problems in tandem with the industry.

The Fund closed the fiscal year overweight in Consumer Staples, approximately neutral in Utilities and significantly underweight in Consumer Discretionary and Financials. The Advisor likes Consumer Staples and Utilities for their "defensive" characteristics. Health Care has been a difficult sector because of political concerns and rising medical costs, a trend expected to continue. The Fund holds a relative underweight position in Information Technology due to rising semiconductor inventories and the expectation that food and gasoline inflation will prevent consumers, both foreign and domestic, from buying new electronics at a rapid clip. The need for tremendous infrastructure build-out should support growth for many Industrials stocks over the long-term, but in the near term the Advisor is becoming incrementally more concerned about economic weakness, especially in developed countries. In addition, the outlook for the Consumer Cyclicals sector has improved as oil prices have retreated subsequent to the end of the fiscal year.

The Advisor tracks and analyzes more than 100 key economic indicators on a weekly basis to help formulate and track investment themes and macroeconomic outlook. The Advisor is expecting that recent weakness in commodity and energy prices will eventually stabilize, but perhaps not until a new short-term catalyst emerges that changes investors' perceptions.(1)

On behalf of the entire team, thank you for investing in the UMB Scout Mid Cap Fund.

PATRICK DUNKERLEY, CFA
SCOUT INVESTMENT ADVISORS, INC.

(1) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.

HYPOTHETICAL GROWTH OF $10,000
UMB SCOUT MID CAP FUND (UMBMX)
AS OF JUNE 30, 2008

[The following table was represented as a line chart in the printed material.]

                  UMB Scout         Russell Midcap(R)      Lipper Mid-Cap
   Date          Mid Cap Fund          Index (2)         Core Funds Index (2)
   ----          ------------          ---------         --------------------
10/31/2006          10,000               10,000                 10,000
12/31/2006          10,203               10,359                 10,337
3/31/2007           10,804               10,812                 10,827
6/30/2007           12,026               11,384                 11,483
9/30/2007           12,227               11,340                 11,383
12/31/2007          12,442               10,938                 10,992
3/31/2008           10,788                9,847                  9,961
6/30/2008           12,194               10,111                 10,226

(2) UNMANAGED INDEX OF STOCKS, BONDS, MUTUAL FUNDS OR COMMODITIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

      PERFORMANCE RETURNS FOR THE UMB SCOUT MID CAP FUND, RUSSELL MID CAP INDEX AND LIPPER MID-CAP CORE FUNDS INDEX ASSUME DIVIDENDS WERE REINVESTED FOR THE ENTIRE PERIOD.

      FOR ILLUSTRATIVE PURPOSES ONLY; MAY NOT REPRESENT YOUR RETURNS.


--------------------------------------------------------------------------------
8                                                  UMB SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN
UMB SCOUT MID CAP FUND (UMBMX)

                                                                         SINCE
                                                             1 YEAR    INCEPTION
--------------------------------------------------------------------------------
UMB SCOUT MID CAP FUND ...................................     1.39%     12.66%
Russell Midcap(R) Index(1) ...............................   -11.19%      0.66%
Lipper Mid-Cap Core Funds Index(1) .......................   -10.95%      1.35%
--------------------------------------------------------------------------------
      INCEPTION - OCTOBER 31, 2006.

      THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-996-2862. AS OF JUNE 30, 2007, GROSS EXPENSES FOR THE FUND WERE 1.93%.

      A REDEMPTION FEE OF 2% WILL BE IMPOSED ON REDEMPTIONS OR EXCHANGES MADE WITHIN TWO MONTHS OF PURCHASE OF SHARES IN THE UMB SCOUT MID CAP FUND. PLEASE SEE THE PROSPECTUS FOR MORE INFORMATION ABOUT THE FEE AND WHICH ACCOUNTS IT APPLIES TO.

      THE PERFORMANCE SHOWN IN THE ABOVE TABLE AND IN THE GRAPH ON THE PRECEDING PAGE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE PERFORMANCE RETURNS FOR THE FUND REFLECT A FEE WAIVER IN EFFECT. IN THE ABSENCE OF SUCH A WAIVER, THE RETURNS WOULD BE REDUCED.

(1) UNMANAGED INDEX OF STOCKS, BONDS OR MUTUAL FUNDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

TOP TEN EQUITY HOLDINGS
UMB SCOUT MID CAP FUND (UMBMX)

                                                             MARKET     PERCENT
                                                              VALUE    OF TOTAL
                                                             (000'S)
--------------------------------------------------------------------------------
Alpha Natural Resources, Inc. ............................   $ 1,695      3.8%
Progressive Corp. ........................................     1,511      3.4%
HJ Heinz Co.. ............................................     1,502      3.4%
CF Industries Holdings, Inc. .............................     1,497      3.4%
Hansen Natural Corp. .....................................     1,493      3.4%
Borg Warner, Inc. ........................................     1,456      3.3%
Walter Industries, Inc. ..................................     1,327      3.0%
Nexen, Inc. ..............................................     1,292      2.9%
Forest Oil Corp. .........................................     1,289      2.9%
Unit Corp. ...............................................     1,186      2.7%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL ............................   $14,248     32.2%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2008. SUBJECT TO CHANGE.

HISTORICAL PER-SHARE RECORD
UMB SCOUT MID CAP FUND (UMBMX)

                                   INCOME &                       CUMULATIVE(2)
                        NET       SHORT-TERM       LONG-TERM       VALUE PER
                       ASSET        GAINS            GAINS          SHARE PLUS
                       VALUE     DISTRIBUTION     DISTRIBUTION    DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/06 ...........  $10.19        $0.01            $ --            $10.20
12/31/07 ...........   11.51         0.90              --             12.42
6/30/08(3) .........   11.28           --              --             12.19
--------------------------------------------------------------------------------
(2)   DOES NOT ASSUME ANY COMPOUNDING OF REINVESTED DISTRIBUTIONS.

(3)   SIX MONTHS ONLY. DISTRIBUTIONS TYPICALLY OCCUR IN JUNE AND DECEMBER.

      TABLE SHOWS CALENDAR-YEAR DISTRIBUTIONS AND NET ASSET VALUES; MAY DIFFER FROM FISCAL-YEAR ANNUAL REPORTS.

FUND DIVERSIFICATION
UMB SCOUT MID CAP FUND (UMBMX)

                                  [PIE CHART]

                   Energy .............................   31%
                   Industrials ........................   13%
                   Materials ..........................   12%
                   Utilities ..........................   10%
                   Consumer Staples ...................    9%
                   Financials .........................    7%
                   Consumer Discretionary .............    6%
                   Information Technology .............    5%
                   Health Care ........................    3%
                   Telecomm Services ..................    1%
                   Cash & Cash Equivalents ............    3%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2008. SUBJECT TO CHANGE.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                  9

SCHEDULE OF INVESTMENTS
JUNE 30, 2008

MID CAP FUND

NUMBER OF
 SHARES                                                               VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 94.5%
CONSUMER DISCRETIONARY -- 5.8%
     32,800  BorgWarner, Inc. .................................  $    1,455,664
      3,700  priceline.com, Inc.* .............................         427,202
     22,100  TJX Cos., Inc. ...................................         695,487
                                                                 --------------
                                                                      2,578,353
                                                                 ==============
CONSUMER STAPLES -- 8.4%
     37,200  ConAgra Foods, Inc. ..............................         717,216
     31,400  H.J. Heinz Co. ...................................       1,502,490
     51,800  Hansen Natural Corp.* ............................       1,492,876
                                                                 --------------
                                                                      3,712,582
                                                                 ==============
ENERGY -- 30.9%
     16,250  Alpha Natural Resources, Inc.* ...................       1,694,713
     11,300  Arch Coal, Inc. ..................................         847,839
      8,500  Atwood Oceanics, Inc.* ...........................       1,056,890
      5,900  Cabot Oil & Gas Corp. ............................         399,607
     12,100  Continental Resources, Inc.* .....................         838,772
     17,300  Forest Oil Corp.* ................................       1,288,850
      8,650  Foundation Coal Holdings, Inc. ...................         766,217
     34,700  Global Industries Ltd.* ..........................         622,171
      6,300  Massey Energy Co. ................................         590,625
     27,600  McMoRan Exploration Co.* .........................         759,552
      4,900  Newfield Exploration Co.* ........................         319,725
     32,500  Nexen, Inc. ......................................       1,291,875
      7,400  Pioneer Natural Resources Co. ....................         579,272
      8,600  Smith International, Inc. ........................         715,004
     22,600  Tesco Corp.* .....................................         722,070
     14,300  Unit Corp.* ......................................       1,186,471
                                                                 --------------
                                                                     13,679,653
                                                                 ==============
FINANCIALS -- 6.7%
      9,200  AON Corp. ........................................         422,648
     15,900  Assurant, Inc. ...................................       1,048,764
     80,700  Progressive Corp. ................................       1,510,704
                                                                 --------------
                                                                      2,982,116
                                                                 ==============
HEALTH CARE -- 2.2%
      7,200  C.R. Bard, Inc. ..................................         633,240
      9,000  ResMed, Inc.* ....................................         321,660
                                                                 --------------
                                                                        954,900
                                                                 ==============
INDUSTRIALS -- 12.4%
     10,100  AGCO Corp.* ......................................         529,341
      5,600  Bucyrus International, Inc. ......................         408,912
     12,200  CSX Corp. ........................................         766,282
     10,400  Foster Wheeler Ltd.* .............................         760,760
      9,300  General Cable Corp.* .............................         565,905
     16,400  Hexcel Corp.* ....................................         316,520
     13,000  ITT Corp. ........................................         823,290
     12,200  Walter Industries, Inc. ..........................       1,326,994
                                                                 --------------
                                                                      5,498,004
                                                                 ==============

NUMBER OF SHARES/
PRINCIPAL AMOUNT                                                      VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 5.0%
     15,900  Comtech Telecommunications Corp.* ................  $      779,100
      9,000  Cypress Semiconductor Corp.* .....................         222,750
     16,700  Harris Corp. .....................................         843,183
      9,000  Hewitt Associates, Inc.* .........................         344,970
                                                                 --------------
                                                                      2,190,003
                                                                 ==============
MATERIALS -- 12.1%
      7,300  Agnico-Eagle Mines Ltd. ..........................         542,901
      5,200  Celanese Corp. ...................................         237,432
      9,800  CF Industries Holdings, Inc. .....................       1,497,440
      6,100  Cleveland-Cliffs, Inc. ...........................         727,059
     10,400  Intrepid Potash, Inc.* ...........................         684,112
     22,600  Silver Wheaton Corp.* ............................         331,090
     18,000  Steel Dynamics, Inc. .............................         703,260
     38,800  Yamana Gold, Inc. ................................         641,752
                                                                 --------------
                                                                      5,365,046
                                                                 ==============
TELECOMMUNICATION SERVICES -- 0.9%
      3,700  Millicom International
             Cellular S.A. ....................................         382,950
                                                                 ==============
UTILITIES -- 10.1%
     28,000  AGL Resources, Inc. ..............................         968,240
      4,400  Energen Corp. ....................................         343,332
     15,100  National Fuel Gas Co. ............................         898,148
      9,800  OGE Energy Corp. .................................         310,758
     28,400  Vectren Corp. ....................................         886,364
     25,400  Westar Energy, Inc. ..............................         546,354
     11,300  Wisconsin Energy Corp. ...........................         510,986
                                                                 --------------
                                                                      4,464,182
                                                                 ==============
TOTAL COMMON STOCKS
(COST $38,077,176) ............................................      41,807,789
                                                                 ==============
SHORT-TERM INVESTMENTS -- 2.4%
U.S. GOVERNMENT AGENCIES
             Federal Home Loan Bank
$ 1,052,000  2.000%, 07/01/08 .................................       1,052,000
                                                                 ==============
TOTAL SHORT-TERM INVESTMENTS
(COST $1,052,000) - 2.4% ......................................       1,052,000
                                                                 ==============
TOTAL INVESTMENTS
(COST $39,129,176) -- 96.9% ...................................      42,859,789

Other assets less liabilities -- 3.1% .........................       1,366,718
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $11.28 per share;
  unlimited shares of $1.00 par value
  capital shares authorized;
  3,921,035 shares outstanding) ...............................  $   44,226,507
                                                                 ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

* NON-INCOME PRODUCING SECURITY


--------------------------------------------------------------------------------
10                                                 UMB SCOUT FUNDS ANNUAL REPORT

SMALL CAP FUND

[GRAPHIC]

OBJECTIVE:

THE UMB SCOUT SMALL CAP FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN SMALLER COMPANIES LOCATED ANYWHERE IN THE UNITED STATES.

The fiscal year proved challenging for small cap investors. For the most part, equities peaked at the beginning of the fiscal year and declined thereafter for the remainder of the period. Investors faced an onslaught of negative news from rising commodity prices, a weak U.S. dollar, slowing world economies, rising unemployment and a subprime induced credit crunch.

Although the Advisor realized negative returns for the one year period, performance for the Fund was significantly better than that of its benchmark, the Russell 2000(R) Index. Shareholders were rewarded with an outperformance of the benchmark by more than 8% (please see page 13 for more complete performance information). THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-996-2862.

Believing that investors face a stagflation type environment, the Advisor positioned the Fund accordingly with relative overweight allocations in Energy and Industrials and underweight allocations in Financials and Consumer Discretionary sectors.

A majority of the investment ideas uncovered by the Advisor were located in the Industrials and Energy sectors. Holdings within the Industrials sector benefited from higher exports driven by a weakened U.S. dollar and growth abroad as approximately 3 billion people outside the U.S. continue to experience an industrial boom in areas such as China, India, Russia, Brazil and the Middle East. Further, the Advisor believes this growth leads to increased demand for energy to power vehicles and generate electricity, thus benefiting companies involved in the exploration and development of oil, gas, coal or energy alternatives such as nuclear, wind or solar.

Nearly two-thirds of the overall relative outperformance was attributable to the Industrials and Energy sectors. The Fund also benefited from being relatively underweight in the Financials and Consumer Discretionary sectors. The financial crisis plaguing banks and lending institutions will take some time to correct and has placed a cloud of uncertainty over many institutions. The U.S. consumer, already reeling from declining housing prices, is facing serious headwinds from rising food and energy costs, thus leading to a slowdown in consumer spending.

Top contributors for the Fund during the fiscal year include a mixture of energy related companies and FTI Consulting, Inc. (NYSE: FCN) a firm that specializes in consulting to corporations on the multitude of problems they currently face. Top performing energy exploration and production stocks included Encore Acquisition Co. (NYSE: EAC), Swift Energy Co. (NYSE: SFY) and Penn Virginia Corp. (NYSE: PVA).

The biggest drag on relative performance was the Fund's underexposure to the Materials and Consumer Staples sectors. Additionally, the Advisor's selections within these sectors did not perform to expectations.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 11

Over the fiscal year, the Advisor changed its stance towards the Information Technology sector by reducing the Fund's historical significant exposure. Many of the companies within the Information Technology sector have become concerned about the slowing U.S. economy which provides the majority of their business. As the economy recovers, the Advisor may consider adding names, since many of these companies have strong balance sheets and have historically provided attractive cash flow streams.(1)

On behalf of the UMB Scout Small Cap Fund, thank you for your continued support.

JASON J. VOTRUBA, CFA
SCOUT INVESTMENT ADVISORS, INC.

(1) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.

HYPOTHETICAL GROWTH OF $10,000
UMB SCOUT SMALL CAP FUND (UMBHX)
AS OF JUNE 30, 2008

[The following table was represented as a line chart in the printed material.]

                    UMB Scout          Russell 2000(R)        Lipper Small-Cap
   Date          Small Cap Fund           Index (2)         Core Funds Index (2)
   ----          --------------           ---------         --------------------
6/30/1998            10,000                 10,000                 10,000
6/30/1999            10,400                 10,150                  9,615
6/30/2000             9,509                 11,604                 11,886
6/30/2001            12,720                 11,670                 12,481
6/30/2002            12,806                 10,667                 11,864
6/30/2003            13,077                 10,492                 11,584
6/30/2004            18,260                 13,993                 15,383
6/30/2005            19,600                 15,315                 16,870
6/30/2006            22,767                 17,547                 19,319
6/30/2007            26,115                 20,431                 22,636
6/30/2008            24,053                 17,122                 19,580

(2) UNMANAGED INDEX OF STOCKS, BONDS, MUTUAL FUNDS OR COMMODITIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

      PERFORMANCE RETURNS FOR THE UMB SCOUT SMALL CAP FUND, RUSSELL 2000(R) INDEX AND LIPPER SMALL-CAP CORE FUNDS INDEX ASSUME DIVIDENDS WERE REINVESTED FOR THE ENTIRE PERIOD.

      FOR ILLUSTRATIVE PURPOSES ONLY; MAY NOT REPRESENT YOUR RETURNS.


--------------------------------------------------------------------------------
12                                                 UMB SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN
UMB SCOUT SMALL CAP FUND (UMBHX)
AS OF JUNE 30, 2008

                                           1 YEAR    3 YEARS  5 YEARS   10 YEARS
--------------------------------------------------------------------------------
UMB SCOUT SMALL CAP FUND ...............    -7.90%     7.06%   12.96%     9.17%
Russell 2000(R) Index(1). ..............   -16.19%     3.79%   10.29%     5.53%
Lipper Small-Cap Core Funds Index(1) ...   -13.50%     5.09%   11.07%     6.95%
--------------------------------------------------------------------------------
      RETURNS FOR PERIODS GREATER THAN ONE YEAR ARE COMPOUNDED AVERAGE ANNUAL RATES OF RETURN.

      THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-996-2862. THE RETURNS FOR PERIODS PRIOR TO APRIL 1, 2005 DO NOT REFLECT THE FEES AND EXPENSES IN EFFECT AS OF APRIL 1, 2005. IF THE NEW FEES AND EXPENSES AND THE ADVISOR'S AGREEMENT TO LIMIT TOTAL FUND EXPENSES WERE IN EFFECT FOR THE PERIODS SHOWN, RETURNS WOULD HAVE BEEN LOWER. AS OF JUNE 30, 2007, GROSS EXPENSES FOR THE FUND WERE 1.03%.

      A REDEMPTION FEE OF 2% WILL BE IMPOSED ON REDEMPTIONS OR EXCHANGES MADE WITHIN TWO MONTHS OF PURCHASE OF SHARES IN THE UMB SCOUT SMALL CAP FUND. PLEASE SEE THE PROSPECTUS FOR MORE INFORMATION ABOUT THE FEE AND WHICH ACCOUNTS IT APPLIES TO.

      THE PERFORMANCE SHOWN IN THE ABOVE TABLE AND IN THE GRAPH ON THE PRECEDING PAGE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

      PRIOR TO JULY 2, 2001, THE FUND WAS KNOWN AS THE UMB SCOUT REGIONAL FUND AND WAS MANAGED IN ACCORDANCE WITH A DIFFERENT INVESTMENT OBJECTIVE AND STRATEGY.

(1) UNMANAGED INDEX OF STOCKS, BONDS OR MUTUAL FUNDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

TOP TEN EQUITY HOLDINGS
UMB SCOUT SMALL CAP FUND (UMBHX)

                                                              MARKET    PERCENT
                                                               VALUE    OF TOTAL
                                                              (000'S)
--------------------------------------------------------------------------------
Swift Energy Co. ..........................................  $ 19,818     2.9%
Hornbeck Offshore Services, Inc. ..........................    18,083     2.7%
Encore Acquisition Co. ....................................    18,046     2.7%
EnerSys ...................................................    12,836     1.9%
Penn Virginia Corp. .......................................    12,822     1.9%
Microsemi Corp. ...........................................    12,590     1.9%
Emcor Group, Inc. .........................................    11,412     1.7%
Pioneer Drilling Co. ......................................    11,286     1.7%
Arena Resources, Inc. .....................................    11,092     1.6%
Robbins & Myers, Inc. .....................................     9,974     1.5%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL .............................  $137,959    20.5%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2008. SUBJECT TO CHANGE.

HISTORICAL PER-SHARE RECORD
UMB SCOUT SMALL CAP FUND (UMBHX)

                                      INCOME &                     CUMULATIVE(2)
                           NET      SHORT-TERM      LONG-TERM        VALUE PER
                          ASSET        GAINS          GAINS          SHARE PLUS
                          VALUE    DISTRIBUTION    DISTRIBUTION    DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/03 .............   $12.83       $   --          $0.28           $23.58
12/31/04 .............    15.39         0.09           0.51            26.74
12/31/05 .............    15.85         0.17           0.24            27.61
12/31/06 .............    16.83         0.52           0.42            29.53
12/31/07 .............    17.64           --           1.40            31.74
6/30/08(3) ...........    16.11           --             --            30.21
--------------------------------------------------------------------------------
(2)   DOES NOT ASSUME ANY COMPOUNDING OF REINVESTED DISTRIBUTIONS.

(3)   SIX MONTHS ONLY. DISTRIBUTIONS TYPICALLY OCCUR IN JUNE AND DECEMBER.

      TABLE SHOWS CALENDAR-YEAR DISTRIBUTIONS AND NET ASSET VALUES; MAY DIFFER FROM FISCAL-YEAR ANNUAL REPORTS.

FUND DIVERSIFICATION
UMB SCOUT SMALL CAP FUND (UMBHX)

                                   [PIE CHART]

                  Industrials ........................   32%
                  Energy .............................   26%
                  Information Technology .............   13%
                  Health Care ........................    8%
                  Consumer Discretionary .............    4%
                  Materials ..........................    4%
                  Financials .........................    2%
                  Consumer Staples ...................    2%
                  Miscellaneous ......................    1%
                  Utilities ..........................    1%
                  Cash & Cash Equivalents ............    7%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2008. SUBJECT TO CHANGE.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 13

SCHEDULE OF INVESTMENTS
JUNE 30, 2008

SMALL CAP FUND

NUMBER OF
 SHARES                                                               VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 91.1%
CONSUMER DISCRETIONARY -- 4.2%
    150,000  Aeropostale, Inc.* ...............................  $    4,699,500
    105,000  Arbitron, Inc. ...................................       4,987,500
    600,000  Coldwater Creek, Inc.* ...........................       3,168,000
    130,000  JAKKS Pacific, Inc.* .............................       2,840,500
    260,000  LKQ Corp.* .......................................       4,698,200
    100,000  Matthews International Corp. .....................       4,526,000
     70,000  Panera Bread Co., Cl. A* .........................       3,238,200
                                                                 --------------
                                                                     28,157,900
                                                                 ==============
CONSUMER STAPLES -- 1.5%
    185,000  Flowers Foods, Inc. ..............................       5,242,900
    150,000  Ruddick Corp. ....................................       5,146,500
                                                                 --------------
                                                                     10,389,400
                                                                 ==============
ENERGY -- 25.3%
    210,000  Arena Resources, Inc.* ...........................      11,092,200
    150,000  Bristow Group, Inc.* .............................       7,423,500
    120,000  CARBO Ceramics, Inc. .............................       7,002,000
    100,000  Complete Production Services, Inc.* ..............       3,642,000
     60,000  Dril-Quip, Inc.* .................................       3,780,000
    240,000  Encore Acquisition Co.* ..........................      18,045,600
    400,000  Global Industries Ltd.* ..........................       7,172,000
     80,000  Gulf Island Fabrication, Inc. ....................       3,914,400
    320,000  Hornbeck Offshore Services, Inc.* ................      18,083,200
    300,000  ION Geophysical Corp.* ...........................       5,235,000
     65,000  Lufkin Industries, Inc. ..........................       5,413,200
    150,000  Matrix Service Co.* ..............................       3,459,000
    105,000  NATCO Group, Inc.* ...............................       5,725,650
    100,000  Oil States International, Inc.* ..................       6,344,000
    170,000  Penn Virginia Corp. ..............................      12,821,400
    600,000  Pioneer Drilling Co. .............................      11,286,000
    300,000  RPC, Inc. ........................................       5,040,000
    300,000  Swift Energy Co.* ................................      19,818,000
    220,000  Tesco Corp.* .....................................       7,029,000
     95,000  Unit Corp.* ......................................       7,882,150
                                                                 --------------
                                                                    170,208,300
                                                                 ==============
FINANCIALS -- 2.0%
    105,000  IBERIABANK Corp. .................................       4,669,350
    200,000  Senior Housing Properties Trust REIT .............       3,906,000
    145,000  Stifel Financial Corp.* ..........................       4,986,550
                                                                 --------------
                                                                     13,561,900
                                                                 ==============
HEALTH CARE -- 7.4%
    100,000  Amedisys, Inc.* ..................................       5,042,000
    100,000  ArthroCare Corp.* ................................       4,081,000
     75,000  Haemonetics Corp.* ...............................       4,159,500
    120,000  HealthExtras, Inc.* ..............................       3,616,800
    200,000  inVentiv Health, Inc.* ...........................       5,558,000
    300,000  IRIS International, Inc.* ........................       4,695,000
    165,000  Kensey Nash Corp.* ...............................       5,288,250
    200,000  Meridian Bioscience, Inc. ........................       5,384,000
    275,000  Natus Medical, Inc.* .............................       5,758,500
    125,000  Providence Service Corp.* ........................       2,638,750
    100,000  Zoll Medical Corp.* ..............................       3,367,000
                                                                 --------------
                                                                     49,588,800
                                                                 ==============
INDUSTRIALS -- 31.9%
     60,000  American Science and Engineering, Inc. ...........       3,091,800
     50,000  Ameron International Corp. .......................       5,999,000
    130,000  Ampco-Pittsburgh Corp. ...........................       5,782,400
    280,000  Apogee Enterprises, Inc. .........................       4,524,800
    100,000  Baldor Electric Co. ..............................       3,498,000
    140,000  Barnes Group, Inc. ...............................       3,232,600
    220,000  CLARCOR, Inc. ....................................       7,722,000
     70,000  Curtiss-Wright Corp. .............................       3,131,800
    400,000  EMCOR Group, Inc.* ...............................      11,412,000
    375,000  EnerSys* .........................................      12,836,250
     75,000  ESCO Technologies, Inc.* .........................       3,519,000
    120,000  Esterline Technologies Corp.* ....................       5,911,200
    160,046  Exponent, Inc.* ..................................       5,027,045
    200,000  Forward Air Corp. ................................       6,920,000
     50,000  FTI Consulting, Inc.* ............................       3,423,000
     80,000  Gardner Denver, Inc.* ............................       4,544,000
    200,000  Genesee & Wyoming, Inc.* .........................       6,804,000
    350,000  GrafTech International Ltd.* .....................       9,390,500
    300,000  Heartland Express, Inc. ..........................       4,473,000
    100,000  Herman Miller, Inc. ..............................       2,489,000
    300,000  Hexcel Corp.* ....................................       5,790,000
    190,000  Hub Group, Inc., Cl. A*. .........................       6,484,700
    145,000  Huron Consulting Group, Inc.* ....................       6,574,300
    125,000  Kaydon Corp. .....................................       6,426,250
    110,000  Layne Christensen Co.* ...........................       4,816,900
    150,000  Northwest Pipe Co.* ..............................       8,370,000
    250,000  Pacer International, Inc. ........................       5,377,500
    200,000  Robbins & Myers, Inc. ............................       9,974,000
    150,000  Team, Inc.* ......................................       5,148,000
    175,000  Titan International, Inc. ........................       6,233,500
     75,000  Triumph Group, Inc. ..............................       3,532,500
     60,000  Valmont Industries, Inc. .........................       6,257,400
    175,000  Wabtec Corp. .....................................       8,508,500
    175,000  Watson Wyatt Worldwide, Inc. .....................       9,255,750
    250,000  Woodward Governor Co. ............................       8,915,000
                                                                 --------------
                                                                    215,395,695
                                                                 ==============


--------------------------------------------------------------------------------
14                                                 UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2008

SMALL CAP FUND (CONTINUED)

NUMBER OF
 SHARES                                                               VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 13.1%
    100,000  Anixter International, Inc.* .....................  $    5,949,000
    175,000  Ansys, Inc.* .....................................       8,246,000
    175,000  Cohu, Inc. .......................................       2,569,000
    100,000  Comtech Telecommunications Corp.* ................       4,900,000
    300,000  Diodes, Inc.* ....................................       8,292,000
    200,000  Euronet Worldwide, Inc.* .........................       3,380,000
    150,000  FEI Co.* .........................................       3,417,000
    150,000  Littelfuse, Inc.* ................................       4,732,500
    500,000  Microsemi Corp.* .................................      12,590,000
    250,000  MSC Software Corp.* ..............................       2,745,000
    185,000  Netlogic Microsystems, Inc.* .....................       6,142,000
    350,000  Pericom Semiconductor Corp.* .....................       5,194,000
    205,000  Polycom, Inc.* ...................................       4,993,800
    160,000  SPSS, Inc.* ......................................       5,819,200
    225,000  Sybase, Inc.* ....................................       6,619,500
    150,000  Websense, Inc.* ..................................       2,526,000
                                                                 --------------
                                                                     88,115,000
                                                                 ==============
MATERIALS -- 3.9%
    250,000  AM Castle & Co. ..................................       7,152,500
    400,000  Flotek Industries, Inc.* .........................       8,248,000
    250,000  Sensient Technologies Corp. ......................       7,040,000
    325,000  Stillwater Mining Co.* ...........................       3,844,750
                                                                 --------------
                                                                     26,285,250
                                                                 ==============
MISCELLANEOUS -- 1.1%
    100,000  iShares Russell 2000 Growth Index Fund ETF .......       7,616,000
                                                                 ==============
UTILITIES -- 0.7%
    125,000  South Jersey Industries, Inc. ....................       4,670,000
                                                                 ==============
TOTAL COMMON STOCKS
(COST $561,153,593) -- 91.1% ..................................     613,988,245
                                                                 ==============

PRINCIPAL
 AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.5%
U.S. GOVERNMENT AGENCIES
             Federal Home Loan Bank
$43,652,000  2.000%, 07/01/08 .................................  $   43,652,000
                                                                 ==============
TOTAL SHORT-TERM INVESTMENTS
(COST $43,652,000) -- 6.5%. ...................................      43,652,000
                                                                 ==============
TOTAL INVESTMENTS
(COST $604,805,593) -- 97.6% ..................................     657,640,245

Other assets less liabilities -- 2.4% .........................      16,120,805
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $16.11 per share;
  unlimited shares of $1.00 par value
  capital shares authorized;
  41,815,498 shares outstanding) ..............................  $  673,761,050
                                                                 ==============

      ETF -- EXCHANGE TRADED FUND
      REIT -- REAL ESTATE INVESTMENT TRUST
*     NON-INCOME PRODUCING SECURITY

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 15

INTERNATIONAL FUND

[GRAPHIC]

OBJECTIVE:

THE UMB SCOUT INTERNATIONAL FUND SEEKS LONG-TERM GROWTH OF CAPITAL AND INCOME BY INVESTING IN A DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES OF ESTABLISHED COMPANIES EITHER LOCATED OUTSIDE THE UNITED STATES, OR WHOSE PRINCIPAL BUSINESS IS CARRIED ON OUTSIDE THE UNITED STATES.

The multi-year bull run for international equities came to an end during the Fund's fiscal year. After several years of 10-20% gains, international equities, as measured by the MSCI EAFE Index (EAFE), dropped by more than 10% over the time period. Following its disciplined and prudent investment process, the UMB Scout International Fund outpaced the EAFE by nearly 9% (please see page 18 for more complete performance information). THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-996-2862.

International markets peaked during the fall of 2007, before continued news coverage of a declining housing market in the U.S., U.K., Spain and other countries cast doubt on consumer confidence and the soundness of mortgage lenders. In addition, anxiety over the strength of many firms in the banking and insurance sectors increased as news of potential major investment losses for these institutions broke. Major financial institutions held massive exposure in mortgage backed securities and related instruments that were turning sour. This in turn sparked a global concern over the health and soundness of the international payments system. Anxiety reached a peak in January as major investors feared the central banks' actions were "too-little-too-late." The EAFE fell a breath-taking 15% during the first three weeks in January. The United States Federal Reserve Bank however came to the rescue, and in concert with other central banks, established programs to ease liquidity concerns and restore confidence. Equity markets responded with a mini-rally through the middle of May, lifting the EAFE nearly 15%.

The last six weeks of the fiscal year, markets succumbed to a variety of negative news. The U.S. was teetering on the edge of recession. Crude oil prices were heading for $150 per barrel -- squeezing business margins and aggravating consumers. Housing prices continued to fall in important economies around the world. Headline inflation was accelerating around the world as rising energy prices combined with a dramatic surge in food prices kindled inflation fears in central bankers around the world.

Against this backdrop, the Advisor maintained a defensive posture for the Fund with relative overweight positions in Consumer Staples and Health Care sectors along with underweight positions in Consumer Discretionary and Financials. The Fund's most successful sector during the fiscal year was Materials; particularly fertilizer stocks. The Fund's material (raw materials, chemicals, etc.) stocks collectively returned more than 55% during the time period. A top contributor was Potash Corp. of Saskatchewan (TSE: POT), the world leader in potash fertilizer (a key ingredient in corn). Potash's stock price nearly tripled over the past 12 months. Sociedad Quimica y Minera de Chile S.A. (NYSE: SQM), a Chilean specialty fertilizer company, provided a 170% gain. Energy stocks were the second best performing sector for the Fund; advancing 46% during the fiscal year. A top contributor was Petroleo Brasileiro S.A. (NYSE: PBR), the leading oil company in Brazil, with a 138% increase. With major oil field discoveries off the coast of Brazil, Petrobras should have a bright future. BG Group PLC (OTC: BRGYY), the world leader in liquefied natural gas (LNG), turned in a gain of 60% for the year.


--------------------------------------------------------------------------------
16                                                 UMB SCOUT FUNDS ANNUAL REPORT

Investment success is often due as much from avoiding bad ideas as selecting good ideas. This proved true for the Fund during the fiscal year. The Advisor held a relative underweight position in the Financials sector and avoided companies with exposure to the sub-prime follies. The Advisor's decision resulted in the Financials sector providing the third greatest contribution to relative outperformance. While the Fund's holdings within the Financials sector turned in a disappointing -21.5% return, the sector overall returned -25%. The Advisor's decision to underweight Financials contributed more than 200 basis points to relative outperformance. The leading performer for the Fund was Aflac, Inc. (NYSE: AFL), which gained 24%. Companies such as United Overseas Bank Ltd. (OTC: UOVEY) in Singapore and Sampo Oyj (HEL: SAMAS), a Finnish insurance company, turned in slightly negative returns for the year but still handily outperformed the EAFE Index.

The Fund's weakest performers came from various sectors. Anglo Irish Bank Corp. PLC (OTC: AGIBY) fell 52% as investors raised concerns regarding the Irish economy and the commercial real estate market in Ireland. Telefonakteibolaget LM Ericsson (OTC: ERIC), a Swedish telecomm, suffered a 45% decline due to significant order shortfalls and a decline in 3G spending. Luxottica Group S.p.A. (NYSE: LUX), an Italian maker of sunglasses, fell 38% on lower sales.

With world economies slowing, high oil prices, a prolonged housing crisis and restrictive central bank policies, the Advisor believes a defensive posture will continue to be appropriate as the new fiscal year unfolds. Raw materials and energy sources remain in high demand around the world and represent investment opportunity. Nevertheless, a prolonged or severe economic downturn could turn these traditionally cyclical sectors sour. The stimulative monetary policy of the U.S. central bank, the resilience of developing markets and benign core inflation reports offer some hope for an improved investment environment. The Advisor approaches the near term with cautious optimism.(1)

In closing, thank you for your continued support of the UMB Scout International Fund and the UMB Scout Family of Funds.

JAMES L. MOFFETT, CFA
SCOUT INVESTMENT ADVISORS, INC.

(1) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.

HYPOTHETICAL GROWTH OF $10,000
UMB SCOUT INTERNATIONAL FUND (UMBWX)
AS OF JUNE 30, 2008

[The following table was represented as a line chart in the printed material.]

                 UMB Scout               MSCI EAFE          Lipper International
  Date       International Fund     Index-U.S. Dollars (2)    Funds Index (2)
  ----       ------------------     ----------------------    ---------------
6/30/1998          10,000                  10,000                  10,000
6/30/1999          11,090                  10,762                  10,400
6/30/2000          13,241                  12,608                  12,857
6/30/2001          11,266                   9,632                  10,002
6/30/2002          10,311                   8,718                   9,273
6/30/2003          10,013                   8,154                   8,679
6/30/2004          12,597                  10,794                  11,228
6/30/2005          14,686                  12,268                  12,738
6/30/2006          18,117                  15,525                  16,210
6/30/2007          23,275                  19,718                  20,813
6/30/2008          22,877                  17,625                  18,952

(2) UNMANAGED INDEX OF STOCKS, BONDS, MUTUAL FUNDS OR COMMODITIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

      PERFORMANCE RETURNS FOR THE UMB SCOUT INTERNATIONAL FUND, MSCI EAFE INDEX-U.S. DOLLARS AND LIPPER INTERNATIONAL FUNDS INDEX ASSUME DIVIDENDS WERE REINVESTED FOR THE ENTIRE PERIOD.

      FOR ILLUSTRATIVE PURPOSES ONLY; MAY NOT REPRESENT YOUR RETURNS.

COUNTRY DIVERSIFICATION
UMB SCOUT INTERNATIONAL FUND (UMBWX)
AS OF JUNE 30, 2008

[The following table was represented as a bar chart in the printed material.]

                          Australia ................  5.9%
                          Austria ..................  1.0%
                          Brazil ...................  5.3%
                          Canada ...................  7.2%
                          Chile ....................  1.4%
                          Denmark ..................  1.8%
                          Finland ..................  2.2%
                          France ...................  7.5%
                          Germany ..................  8.1%
                          Greece ...................  1.1%
                          Hong Kong ................  1.7%
                          Hungary ..................  1.5%
                          Ireland ..................  1.8%
                          Israel ...................  1.3%
                          Italy ....................  2.3%
                          Japan .................... 10.3%
                          Luxembourg ...............  0.9%
                          Mexico ...................  1.4%
                          Netherlands ..............  2.5%
                          Norway ...................  1.3%
                          Singapore ................  1.3%
                          South Korea ..............  0.7%
                          Spain ....................  4.0%
                          Sweden ...................  3.6%
                          Switzerland .............. 12.0%
                          Taiwan ...................  1.7%
                          United Kingdom ...........  8.3%
                          United States ............  1.9%
                          Finland ..................  2.2%

BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2008. SUBJECT TO CHANGE.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 17

FUND DIVERSIFICATION
UMB SCOUT INTERNATIONAL FUND (UMBWX)

                                  [PIE CHART]

                   Financials .........................   17%
                   Energy .............................   12%
                   Health Care ........................   12%
                   Materials ..........................   12%
                   Consumer Staples ...................   11%
                   Information Technology .............    9%
                   Industrials ........................    9%
                   Consumer Discretionary .............    7%
                   Telecomm Services ..................    4%
                   Utilities ..........................    2%
                   Cash & Cash Equivalents ............    5%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2008. SUBJECT TO CHANGE.

COMPARATIVE RATES OF RETURN
UMB SCOUT INTERNATIONAL FUND (UMBWX)
AS OF JUNE 30, 2008

                                           1 YEAR    3 YEARS  5 YEARS   10 YEARS
--------------------------------------------------------------------------------
UMB SCOUT INTERNATIONAL FUND ...........    -1.71%    15.92%   17.97%     8.63%
MSCI EAFE Index-U.S. Dollars (net)(1) ..   -10.61%    12.84%   16.67%     5.83%
Lipper International Funds Index(1) ....    -8.94%    14.16%   16.91%     6.60%
--------------------------------------------------------------------------------
      RETURNS FOR PERIODS GREATER THAN ONE YEAR ARE COMPOUNDED AVERAGE ANNUAL RATES OF RETURN.

      THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-996-2862. THE RETURNS FOR PERIODS PRIOR TO APRIL 1, 2005 DO NOT REFLECT THE FEES AND EXPENSES IN EFFECT AS OF APRIL 1, 2005. IF THE NEW FEES AND EXPENSES AND THE ADVISOR'S AGREEMENT TO LIMIT TOTAL FUND EXPENSES WERE IN EFFECT FOR THE PERIODS SHOWN, RETURNS WOULD HAVE BEEN LOWER. AS OF JUNE 30, 2007, GROSS EXPENSES FOR THE FUND WERE 0.97%.

      A REDEMPTION FEE OF 2% WILL BE IMPOSED ON REDEMPTIONS OR EXCHANGES MADE WITHIN TWO MONTHS OF PURCHASE OF SHARES IN THE UMB SCOUT INTERNATIONAL FUND. PLEASE SEE THE PROSPECTUS FOR MORE INFORMATION ABOUT THE FEE AND WHICH ACCOUNTS IT APPLIES TO.

      THE PERFORMANCE SHOWN IN THE ABOVE TABLE AND IN THE GRAPH ON THE PRECEDING PAGE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1) UNMANAGED INDEX OF STOCKS, BONDS OR MUTUAL FUNDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

TOP TEN EQUITY HOLDINGS
UMB SCOUT INTERNATIONAL FUND (UMBWX)

                                                              MARKET    PERCENT
                                                               VALUE   OF TOTAL
                                                              (000'S)
--------------------------------------------------------------------------------
Potash Corp. of Saskatchewan .............................   $ 94,148     2.3%
Petroleo Brasileiro S.A. .................................     91,654     2.3%
CSL Ltd. .................................................     79,666     2.0%
BG Group PLC .............................................     76,444     1.9%
ABB Ltd. .................................................     74,369     1.8%
BHP Billiton Ltd. ........................................     66,591     1.6%
Canon, Inc. ..............................................     63,415     1.6%
Terumo Corp. .............................................     61,096     1.5%
Mettler-Toledo International, Inc. .......................     58,148     1.4%
Komatsu Ltd. .............................................     56,372     1.4%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL ............................   $721,903    17.8%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2008. SUBJECT TO CHANGE.

HISTORICAL PER-SHARE RECORD
UMB SCOUT INTERNATIONAL FUND (UMBWX)

                                     INCOME &                      CUMULATIVE(2)
                          NET       SHORT-TERM      LONG-TERM        VALUE PER
                         ASSET        GAINS           GAINS          SHARE PLUS
                         VALUE     DISTRIBUTION    DISTRIBUTION    DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/03 .............  $20.58        $0.14           $  --            $24.03
12/31/04 .............   24.10         0.17              --             27.72
12/31/05 .............   28.26         0.23            0.30             32.41
12/31/06 .............   32.66         0.33            1.30             38.44
12/31/07 .............   37.38         0.65            0.41             44.22
6/30/08(3) ...........   34.71         0.35              --             41.90
--------------------------------------------------------------------------------
(2)   DOES NOT ASSUME ANY COMPOUNDING OF REINVESTED DISTRIBUTIONS.

(3)   SIX MONTHS ONLY. DISTRIBUTIONS TYPICALLY OCCUR IN JUNE AND DECEMBER.

      TABLE SHOWS CALENDAR-YEAR DISTRIBUTIONS AND NET ASSET VALUES; MAY DIFFER FROM FISCAL-YEAR ANNUAL REPORTS.


--------------------------------------------------------------------------------
18                                                 UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2008

INTERNATIONAL FUND

NUMBER OF
 SHARES                                                               VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (ADR'S) -- 94.3%
AUSTRALIA -- 5.6%
    427,940  Australia and New Zealand Banking Group Ltd.(1) ..  $   38,438,812
    781,676  BHP Billiton Ltd.(1) .............................      66,590,978
  2,325,000  CSL Ltd.(2) ......................................      79,665,776
    641,067  Woodside Petroleum Ltd. ..........................      41,525,884
                                                                 --------------
                                                                    226,221,450
                                                                 ==============
AUSTRIA -- 1.0%
  1,254,900  Erste Bank der Oesterreichischen Sparkassen A.G.(1)     39,088,378
                                                                 ==============
BRAZIL -- 5.0%
    802,180  Cia de Bebidas das Americas(1) ...................      50,818,103
    984,010  Cia Vale do Rio Doce(1) ..........................      35,247,238
    886,390  Empresa Brasileira de Aeronautica S.A.(1) ........      23,489,335
  1,294,008  Petroleo Brasileiro S.A.(1) ......................      91,654,587
                                                                 --------------
                                                                    201,209,263
                                                                 ==============
CANADA -- 6.7%
    363,527  Barrick Gold Corp.(1,2) ..........................      16,540,479
    430,000  EnCana Corp.(2) ..................................      39,099,900
    719,170  Imperial Oil Ltd.(1,2) ...........................      39,604,692
    411,900  Potash Corp. of Saskatchewan(2) ..................      94,147,983
    924,900  Royal Bank of Canada(2) ..........................      41,315,283
    677,280  Toronto-Dominion Bank(2) .........................      42,174,226
                                                                 --------------
                                                                    272,882,563
                                                                 ==============
CHILE -- 1.3%
  1,112,670  Sociedad Quimica y Minera de Chile S.A.(1) .......      51,850,422
                                                                 ==============
DENMARK -- 1.7%
  2,719,970  Danske Bank A/S ..................................      39,362,046
    460,500  Novo Nordisk A/S(1) ..............................      30,393,000
                                                                 --------------
                                                                     69,755,046
                                                                 ==============
FINLAND -- 2.0%
  1,571,178  Nokia OYJ(1) .....................................      38,493,861
  1,754,965  Sampo OYJ(2) .....................................      44,116,342
                                                                 --------------
                                                                     82,610,203
                                                                 ==============
FRANCE -- 7.0%
  1,450,942  Air Liquide ......................................      38,345,785
  1,095,000  AXA S.A.(1) ......................................      32,214,900
    613,000  Dassault Systemes S.A.(2) ........................      37,239,243
    596,232  Groupe Danone(2) .................................      41,749,767
    355,496  LVMH Moet Hennessy Louis Vuitton S.A.(2) .........      37,109,985
    510,065  Technip S.A.(1) ..................................      47,245,485
    584,892  Total S.A. .......................................      49,873,741
                                                                 --------------
                                                                    283,778,906
                                                                 ==============
GERMANY -- 7.7%
  1,390,965  Adidas A.G.(1) ...................................      43,973,133
  2,832,090  Allianz S.E.(1) ..................................      49,419,970
    232,130  Bayer A.G.(1) ....................................      19,508,136
    384,410  Bayerische Motoren Werke A.G.(2) .................      18,482,447
    837,280  Deutsche Post A.G.(2) ............................      21,783,527
    783,200  Fresenius Medical Care A.G. & Co. KGaA(1) ........      42,989,848
    831,100  Henkel A.G. & Co. KGaA ...........................      33,168,037
    691,680  SAP A.G.(1) ......................................      36,043,445
    407,235  Siemens A.G.(1) ..................................      44,848,791
                                                                 --------------
                                                                    310,217,334
                                                                 ==============
GREECE -- 1.0%
  1,480,650  Coca Cola Hellenic Bottling Co., S.A.(2) .........      40,312,078
                                                                 ==============
HONG KONG -- 1.6%
  3,912,380  CLP Holdings Ltd.(1) .............................      33,516,968
  9,999,780  Li & Fung Ltd.(2) ................................      30,172,853
                                                                 --------------
                                                                     63,689,821
                                                                 ==============
HUNGARY -- 1.4%
  1,084,170  Magyar Telekom Telecommunications PLC(1) .........      26,193,547
    451,180  MOL Hungarian Oil and Gas Rt.(1) .................      30,452,349
                                                                 --------------
                                                                     56,645,896
                                                                 ==============
IRELAND -- 1.7%
  3,382,623  Anglo Irish Bank Corp. PLC(1) ....................      32,243,501
  1,240,741  Ryanair Holdings PLC*1 ...........................      35,572,044
                                                                 --------------
                                                                     67,815,545
                                                                 ==============
ISRAEL -- 1.3%
  1,116,111  Teva Pharmaceutical Industries Ltd.(1) ...........      51,117,884
                                                                 ==============
ITALY -- 2.1%
  1,347,700  Luxottica Group S.p.A.(1) ........................      31,441,841
  1,180,718  Saipem S.p.A.(2) .................................      55,222,332
                                                                 --------------
                                                                     86,664,173
                                                                 ==============
JAPAN -- 9.7%
  1,982,580  Asahi Breweries Ltd.(2) ..........................      37,124,334
  1,238,330  Canon, Inc. ......................................      63,414,878
    483,630  Fanuc Ltd.(2) ....................................      47,378,006
      3,006  Japan Tobacco, Inc.(2) ...........................      12,841,928
    504,702  Komatsu Ltd.(1) ..................................      56,371,580
  2,204,550  Nidec Corp.(1) ...................................      36,661,667
  1,910,500  NTT DoCoMo, Inc.(1) ..............................      27,893,300
    611,200  Takeda Pharmaceutical Co., Ltd.(2) ...............      31,138,105
  1,192,039  Terumo Corp.(2) ..................................      61,096,468
    286,059  Yamada Denki Co., Ltd.(2) ........................      20,415,811
                                                                 --------------
                                                                    394,336,077
                                                                 ==============

                                                         CONTINUED ON NEXT PAGE.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 19

SCHEDULE OF INVESTMENTS
JUNE 30, 2008

INTERNATIONAL FUND (CONTINUED)

NUMBER OF
 SHARES                                                               VALUE
--------------------------------------------------------------------------------
LUXEMBOURG -- 0.8%
    313,980  Millicom International Cellular S.A.(1,2) ........  $   32,496,930
                                                                 ==============
MEXICO -- 1.4%
    766,110  Cemex S.A.B. de C.V.(1) ..........................      18,922,917
    898,080  Wal-Mart de Mexico S.A.B. de C.V.(1) .............      35,779,417
                                                                 --------------
                                                                     54,702,334
                                                                 ==============
NETHERLANDS -- 2.4%
  3,176,337  Aegon N.V.1, (2) .................................      41,641,778
    301,310  Akzo Nobel N.V.(1) ...............................      20,726,633
  1,050,000  ING Groep N.V.(1) ................................      33,127,500
                                                                 --------------
                                                                     95,495,911
                                                                 ==============
NORWAY -- 1.2%
    536,800  Yara International ASA(1) ........................      47,531,010
                                                                 ==============
SINGAPORE -- 1.2%
  1,800,140  United Overseas Bank Ltd. ........................      49,341,117
                                                                 ==============
SOUTH KOREA -- 0.7%
     52,000  Shinsegae Co., Ltd.(2) ...........................      27,966,230
                                                                 ==============
SPAIN -- 3.8%
  1,940,250  Banco Bilbao Vizcaya Argentaria S.A.(1) ..........      36,806,543
    630,329  Iberdrola S.A. ...................................      33,805,553
    727,800  Inditex S.A.(2) ..................................      33,386,033
    612,648  Telefonica S.A.(1) ...............................      48,754,527
                                                                 --------------
                                                                    152,752,656
                                                                 ==============
SWEDEN -- 3.4%
  1,425,584  Getinge A.B.(2) ..................................      34,798,052
    675,630  Hennes & Mauritz A.B.(2) .........................      36,493,151
  2,797,430  Sandvik A.B.(1) ..................................      38,366,473
  1,904,820  Svenska Cellulosa A.B.(2) ........................      26,833,503
                                                                 --------------
                                                                    136,491,179
                                                                 ==============
SWITZERLAND -- 10.0%
  2,626,010  ABB Ltd.(1) ......................................      74,368,604
     20,000  Givaudan S.A.(2) .................................      17,879,855
    384,830  Nestle S.A.(1) ...................................      43,598,468
    533,000  Nobel Biocare Holding A.G.(2) ....................      17,380,216
    359,600  Roche Holding A.G.(1) ............................      32,479,072
    330,000  Sonova Holding A.G.(2) ...........................      27,313,769
    136,623  Swatch Group A.G.2 ...............................      34,070,686
    150,820  Swiss Life Holding(2) ............................      40,237,254
    535,009  Swiss Reinsurance(1) .............................      35,742,560
    592,898  Syngenta A.G.(1) .................................      38,360,501
    305,158  Synthes, Inc.(2) .................................      42,093,679
                                                                 --------------
                                                                    403,524,664
                                                                 ==============
NUMBER OF SHARES/
PRINCIPAL AMOUNT                                                      VALUE
--------------------------------------------------------------------------------
TAIWAN -- 1.6%
  4,500,000  Hon Hai Precision Industry Co., Ltd.(2) ..........  $   22,129,154
  3,942,134  Taiwan Semiconductor Manufacturing Co., Ltd.(1) ..      43,008,682
                                                                 --------------
                                                                     65,137,836
                                                                 ==============
UNITED KINGDOM -- 7.7%
    587,770  BG Group PLC(1) ..................................      76,443,898
    596,400  British American Tobacco PLC(1) ..................      41,300,700
    500,000  HSBC Holdings PLC(1) .............................      38,350,000
    732,620  Reckitt Benckiser Group PLC(2) ...................      36,969,973
 11,413,528  Sage Group PLC(2) ................................      47,205,443
  1,946,400  Tesco PLC(1) .....................................      42,916,368
  1,135,566  Vodafone Group PLC ...............................      33,453,774
                                                                 --------------
                                                                    316,640,156
                                                                 ==============
UNITED STATES -- 3.3%
    737,010  Aflac, Inc.(2) ...................................      46,284,228
    612,990  Mettler-Toledo International, Inc.*(2) ...........      58,148,231
    180,000  Transocean, Inc.*1, (2) ..........................      27,430,200
                                                                 --------------
                                                                    131,862,659
                                                                 ==============
TOTAL COMMON STOCKS (ADR'S)
(COST $2,978,700,815) -- 94.3% ................................   3,812,137,721
                                                                 ==============
SHORT-TERM INVESTMENTS -- 5.4%
U.S. GOVERNMENT AGENCIES
             Federal Home Loan Bank
$217,534,000 2.000%, 07/01/08 .................................     217,534,000
                                                                 ==============
TOTAL SHORT-TERM INVESTMENTS
(COST $217,534,000) -- 5.4% ...................................     217,534,000
                                                                 ==============
COLLATERAL INVESTMENT FOR SECURITIES ON LOAN
(COST $758,590,279) -- 18.7% ..................................     758,590,279
                                                                 ==============
TOTAL INVESTMENTS
(COST $3,954,825,094) -- 118.4% ...............................   4,788,262,000

Liabilities less other assets -- (18.4)% ......................    (743,954,312)
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $34.71 per share;
  unlimited shares of $1.00 par value
  capital shares authorized;
  116,507,600 shares outstanding) .............................  $4,044,307,688
                                                                 ==============

      ADR -- AMERICAN DEPOSITARY RECEIPT
      PLC -- PUBLIC LIMITED COMPANY
*     NON-INCOME PRODUCING SECURITY
(1)   SECURITY ON LOAN, SEE ACCOMPANYING NOTES FOR COLLATERAL POOL DETAIL.
(2)   NON ADR

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
20                                                 UMB SCOUT FUNDS ANNUAL REPORT

INTERNATIONAL DISCOVERY FUND

[GRAPHIC]

OBJECTIVE:

THE UMB SCOUT INTERNATIONAL DISCOVERY FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN EQUITY SECURITIES OF SMALLER AND MID-SIZED COMPANIES THAT ARE EITHER LOCATED OUTSIDE THE UNITED STATES OR WHOSE PRIMARY BUSINESS IS CARRIED ON OUTSIDE OF THE UNITED STATES.

On December 31, 2007, the UMB Scout International Discovery Fund launched as the latest investment option from the UMB Scout Funds. The Fund seeks long-term growth of capital by investing in quality international companies with market capitalization between $500 million and $17 billion. The Fund follows a proven investment process that has been used by the Advisor since 1993. The Fund closed the 6-month period with a -2.09% return, outpacing the MSCI EAFE SMID Index by 8.22%. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-996-2862.

Over the past six months, international markets faced extensive challenges and investors experienced an increase in volatility. The U.S. credit crisis, which came to the fore during 2007, continued to spread overseas. Financial conditions in the global economy worsened dramatically during the first half of 2008 with major banks declaring significant asset writedowns and lending becoming restricted. GDP growth slowed as the housing markets dragged in various regions. Unemployment and consumer confidence levels deteriorated and inflation, particularly energy and food inflation, became a worldwide issue.

As the central banks faced inflationary pressures and slowing economic growth, a variety of monetary policies emerged. For example, the Federal Reserve in the U.S. dropped short term interest rates dramatically while the European Central Bank, balancing a growth slowdown with an inflation spike, held rates steady. With a cloud of uncertainty over the markets, the Advisor maintained a defensive posture in the Fund, while also seeking to purchase quality companies that it feels are selling at depressed prices.

The Fund's holdings within the Materials and Energy sectors provided the greatest contribution to relative performance. Global demand for energy sources drove the stock price for many extractors, producers and distributors of oil, coal and gas. In addition, the growing demand for fertilizer and specialty chemicals lifted material companies to record highs. The Fund's top contributor was Sociedad Quimica y Minera de Chile S.A. (SCL: SQM), a Chilean specialty fertilizer and industrial chemical producer. SQM benefited from growing world demand and the increasing price for fertilizer. The company also began to attract a favorable following from the brokerage community which helped the stock price to more than double in the second quarter alone. The Fund also benefited from holdings in Origin Energy Ltd. (ASX: ORG), Oilexco, Inc. (TSE:
OIL) and Yara International ASA (OSL: YAR) which returned 40-80% during the period in which they were held.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 21

The Consumer Staples sector was the only negative contributing sector to relative performance. Within this sector Coca Cola Hellenic Bottling Co. S.A. (ATH: EEEK), one of the world's largest Coke bottlers based in Greece, posted a negative return of 36% for the period. The holding that most negatively affected Fund performance was a Brazilian company in the Industrials sector, Empresa Brasileria de Aeronautica (NYSE: ERJ), the largest manufacturer of regional jets in the world. The stock dropped 40% in the first half of 2008 due to the fears that elevated oil prices would dampen demand in the aerospace industry.

From a country perspective, the Fund was primarily exposed to developed countries and select developed emerging markets. Chile, U.K. and Canada were top performers, while the Fund's underweight in Japan and holdings in Ireland, which is experiencing a severe slowdown, provided the greatest drag on relative performance. The Fund closed the fiscal year with a 9.7% exposure to emerging markets. At close of the fiscal year, the Advisor maintains a cautious outlook for international securities and has positioned the Fund with relative overweight positions in Consumer Staples, Information Technology, Energy and Telecomm Services. The Fund also maintains an underweight position in the Financials sector as the Advisor believes that the economy has not yet seen the full impact of the credit and housing crises.(1)

On behalf of the management team, thank you for supporting the UMB Scout Funds.

JAMES L. MOFFETT, CFA
MICHAEL D. STACK, CFA
SCOUT INVESTMENT ADVISORS, INC.

(1) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.

HYPOTHETICAL GROWTH OF $10,000
UMB SCOUT INTERNATIONAL DISCOVERY FUND (UMBDX)
AS OF JUNE 30, 2008

[The following table was represented as a line chart in the printed material.]

                UMB Scout                                  Lipper International
              International         MSCI EAFE SMID                 SM/MED
   Date      Discovery Fund   Index-U.S. Dollars (net)(2)   Core Fund Index (2)
   ----      --------------   ---------------------------  --------------------
12/31/2007       10,000                 10,000                     10,000
 3/31/2008        9,830                  9,373                      9,362
 6/30/2008        9,791                  8,968                      9,153

(2) UNMANAGED INDEX OF STOCKS, BONDS, MUTUAL FUNDS OR COMMODITIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

      PERFORMANCE RETURNS FOR THE UMB SCOUT INTERNATIONAL DISCOVERY FUND, MSCI EAFE SMID INDEX-U.S. DOLLARS AND LIPPER INTERNATIONAL SM/MED CORE FUND INDEX ASSUME DIVIDENDS WERE REINVESTED FOR THE ENTIRE PERIOD.

      FOR ILLUSTRATIVE PURPOSES ONLY; MAY NOT REPRESENT YOUR RETURNS.

COUNTRY DIVERSIFICATION
UMB SCOUT INTERNATIONAL DISCOVERY FUND (UMBDX)
AS OF JUNE 30, 2008

[The following table was represented as a bar chart in the printed material.]

                         Australia ............  2.3%
                         Brazil ...............  1.4%
                         Canada ...............  7.2%
                         Chile ................  4.4%
                         Finland ..............  2.2%
                         France ...............  6.5%
                         Germany ..............  7.2%
                         Greece ...............  1.5%
                         Hong Kong ............  3.4%
                         Hungary ..............  3.9%
                         Ireland ..............  5.5%
                         Italy ................  6.2%
                         Japan ................  8.7%
                         Luxembourg ...........  2.0%
                         Netherlands ..........  2.4%
                         Norway ...............  2.1%
                         Sweden ...............  3.7%
                         Switzerland .......... 15.4%
                         United Kingdom ....... 12.1%
                         United States ........  1.9%

BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2008.

SUBJECT TO CHANGE.


--------------------------------------------------------------------------------
22                                                 UMB SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN
UMB SCOUT INTERNATIONAL DISCOVERY FUND (UMBDX) AS OF JUNE 30, 2008
                                                                         SINCE
                                                                       INCEPTION
--------------------------------------------------------------------------------
UMB SCOUT INTERNATIONAL DISCOVERY FUND ..............................    -2.09%
MSCI EAFE SMID Index-US Dollars (net)(1) ............................   -10.31%
Lipper International SM/MED Core Fund Index(1) ......................    -8.47%
--------------------------------------------------------------------------------
      INCEPTION - DECEMBER 31, 2007.

      THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-996-2862. AS OF DECEMBER 31, 2007, THE GROSS EXPENSES FOR THE FUND WERE 2.31% BASED ON ESTIMATES FOR THE FISCAL YEAR ENDED JUNE 30, 2008.

      THESE RETURNS REPRESENT THE FUND'S PERFORMANCE OVER ITS FIRST SIX-MONTH PERIOD SINCE INCEPTION, WHICH ENCOMPASSES A LIMITED PERIOD OF TIME. SHAREHOLDERS SHOULD KEEP IN MIND THAT THE FUNDS ARE INTENDED FOR LONG-TERM INVESTORS WHO HOLD THEIR SHARES FOR SUBSTANTIALLY LONGER PERIODS OF TIME.

      A REDEMPTION FEE OF 2% WILL BE IMPOSED ON REDEMPTIONS OR EXCHANGES MADE WITHIN TWO MONTHS OF PURCHASE OF SHARES IN THE UMB SCOUT INTERNATIONAL DISCOVERY FUND. PLEASE SEE THE PROSPECTUS FOR MORE INFORMATION ABOUT THE FEE AND WHICH ACCOUNTS IT APPLIES TO.

      THE PERFORMANCE SHOWN IN THE ABOVE TABLE AND IN THE GRAPH ON THE PRECEDING PAGE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE PERFORMANCE RETURNS FOR THE FUND REFLECT A FEE WAIVER IN EFFECT. IN THE ABSENCE OF SUCH A WAIVER, THE RETURNS WOULD BE REDUCED.

(1) UNMANAGED INDEX OF STOCKS, BONDS OR MUTUAL FUNDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

TOP TEN EQUITY HOLDINGS
UMB SCOUT INTERNATIONAL DISCOVERY FUND (UMBDX)

                                                               MARKET   PERCENT
                                                                VALUE   OF TOTAL
                                                               (000'S)
--------------------------------------------------------------------------------
Sociedad Quimica y Minera de Chile S.A. ....................   $  356     2.9%
Oilexco, Inc. ..............................................      317     2.6%
Lindt & Spruengli A.G. .....................................      301     2.4%
SGS S.A. ...................................................      295     2.4%
Ryanair Holdings PLC .......................................      290     2.3%
Technip S.A ................................................      287     2.3%
Swiss Life Holding .........................................      283     2.3%
Koninklijke Vopak N.V. .....................................      280     2.2%
Capita Group PLC. ..........................................      268     2.2%
Bijou Brigitte Modische Accessories ........................      266     2.1%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL ..............................   $2,943    23.7%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2008. SUBJECT TO CHANGE.

HISTORICAL PER-SHARE RECORD
UMB SCOUT INTERNATIONAL DISCOVERY FUND (UMBDX)

                                       INCOME &                    CUMULATIVE(2)
                          NET        SHORT-TERM      LONG-TERM       VALUE PER
                         ASSET          GAINS           GAINS        SHARE PLUS
                         VALUE      DISTRIBUTION    DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/07 ............   $10.00         $  --           $  --          $10.00
6/30/08(3) ..........     9.73          0.06              --            9.79
--------------------------------------------------------------------------------
(2)   DOES NOT ASSUME ANY COMPOUNDING OF REINVESTED DISTRIBUTIONS.

(3)   SIX MONTHS ONLY. DISTRIBUTIONS TYPICALLY OCCUR IN JUNE AND DECEMBER.

      TABLE SHOWS CALENDAR-YEAR DISTRIBUTIONS AND NET ASSET VALUES; MAY DIFFER FROM FISCAL-YEAR ANNUAL REPORTS.

FUND DIVERSIFICATION
UMB SCOUT INTERNATIONAL DISCOVERY FUND (UMBDX)

                                  [pie chart]

                  Industrials .......................... 19%
                  Financials ........................... 14%
                  Consumer Discretionary ............... 13%
                  Information Technology ............... 10%
                  Consumer Staples .....................  9%
                  Energy ...............................  9%
                  Materials ............................  8%
                  Health Care ..........................  7%
                  Telecomm Services ....................  4%
                  Utilities ............................  1%
                  Cash & Cash Equivalents ..............  6%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2008. SUBJECT TO CHANGE.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 23

SCHEDULE OF INVESTMENTS
JUNE 30, 2008

INTERNATIONAL DISCOVERY FUND

NUMBER OF
 SHARES                                                               VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (ADR'S) -- 92.7%
AUSTRALIA -- 2.1%
      5,010  St. George Bank Ltd. .............................  $      260,681
                                                                 ==============
BRAZIL -- 1.3%
      6,150  Empresa Brasileira de Aeronautica S.A. ...........         162,975
                                                                 ==============
CANADA -- 6.7%
      3,790  Canadian Pacific Railway Ltd.(2) .................         250,671
     16,530  Oilexco, Inc.*(2) ................................         317,044
      4,790  Shoppers Drug Mart Corp.(2) ......................         263,861
                                                                 --------------
                                                                        831,576
                                                                 ==============
CHILE -- 4.1%
      7,650  Sociedad Quimica y Minera de Chile S.A. ..........         356,490
      4,560  Vina Concha y Toro S.A. ..........................         155,131
                                                                 --------------
                                                                        511,621
                                                                 ==============
FINLAND -- 2.0%
      9,960  Sampo OYJ(2) .....................................         250,375
                                                                 ==============
FRANCE -- 6.0%
      3,955  Dassault Systemes S.A. ...........................         240,464
      2,110  Neopost S.A.(2) ..................................         222,611
      3,100  Technip S.A. .....................................         287,142
                                                                 --------------
                                                                        750,217
                                                                 ==============
GERMANY -- 6.7%
      7,300  Adidas A.G. ......................................         230,778
      1,980  Bijou Brigitte A.G.2 .............................         266,266
      3,480  Fresenius Medical Care A.G. & Co. KGaA ...........         191,017
      1,400  Pfeiffer Vacuum Technology A.G.(2) ...............         144,001
                                                                 --------------
                                                                        832,062
                                                                 ==============
GREECE -- 1.4%
      6,450  Coca Cola Hellenic Bottling Co., S.A. ............         174,602
                                                                 ==============
HONG KONG -- 3.1%
     15,150  CLP Holdings Ltd. ................................         129,789
      9,740  Wing Hang Bank Ltd. ..............................         258,069
                                                                 --------------
                                                                        387,858
                                                                 ==============
HUNGARY -- 3.6%
      8,640  Magyar Telekom Telecommunications PLC ............         208,742
      3,545  MOL Hungarian Oil and Gas Rt. ....................         239,270
                                                                 --------------
                                                                        448,012
                                                                 ==============
IRELAND -- 5.1%
     16,310  Anglo Irish Bank Corp. PLC .......................         155,469
     18,160  Irish Life & Permanent PLC(2) ....................         191,660
     10,100  Ryanair Holdings PLC* ............................         289,567
                                                                 --------------
                                                                        636,696
                                                                 ==============
ITALY -- 5.8%
     10,800  Benetton Group S.p.A. ............................         253,027
      9,495  Finmeccanica S.p.A.(2) ...........................         248,427
      9,220  Luxottica Group S.p.A. ...........................         215,103
                                                                 --------------
                                                                        716,557
                                                                 ==============
JAPAN -- 8.1%
     12,700  Asahi Breweries Ltd.(2) ..........................         237,811
     14,315  Nidec Corp. ......................................         238,058
      2,000  SMC Corp.(2) .....................................         219,885
      2,600  Terumo Corp.(2) ..................................         133,260
      2,400  Yamada Denki Co., Ltd.(2) ........................         171,286
                                                                 --------------
                                                                      1,000,300
                                                                 ==============
LUXEMBOURG -- 1.8%
      2,165  Millicom International
             Cellular S.A.*(2) ................................         224,078
                                                                 ==============
NETHERLANDS -- 2.3%
      4,135  Koninklijke Vopak N.V.(2) ........................         279,571
                                                                 ==============
NORWAY -- 1.9%
      6,000  Tandberg ASA(2) ..................................          98,022
      1,580  Yara International ASA ...........................         139,901
                                                                 --------------
                                                                        237,923
                                                                 ==============
SWEDEN -- 3.4%
      6,895  Getinge A.B.(2) ..................................         168,305
     17,835  Svenska Cellulosa A.B. ...........................         252,759
                                                                 --------------
                                                                        421,064
                                                                 ==============


--------------------------------------------------------------------------------
24                                                 UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2008

INTERNATIONAL DISCOVERY FUND (CONTINUED)

NUMBER OF
 SHARES                                                               VALUE
--------------------------------------------------------------------------------
SWITZERLAND -- 14.4%
        285  Givaudan S.A.(2) .................................  $      254,788
         10  Lindt & Spruengli A.G.(2) ........................         301,055
      3,160  Nobel Biocare Holding A.G.(2) ....................         103,042
      2,000  Schindler Holding A.G.(2) ........................         148,990
     20,555  SGS S.A.* ........................................         295,026
        930  Swatch Group A.G.(2) .............................         231,921
      1,060  Swiss Life Holding(2) ............................         282,797
      1,155  Synthes, Inc.(2) .................................         159,321
                                                                 --------------
                                                                      1,776,940
                                                                 ==============
UNITED KINGDOM -- 11.2%
      7,230  AMEC PLC(2) ......................................         127,287
     19,650  Capita Group PLC(2) ..............................         267,810
     30,000  Informa PLC(2) ...................................         245,594
      4,020  Premier Oil PLC*(2) ..............................         131,361
     14,105  Sage Group PLC ...................................         234,676
      1,215  Shire Ltd. .......................................          59,693
      1,215  Smith & Nephew PLC ...............................          66,521
      8,030  Willis Group Holdings Ltd.(2) ....................         251,901
                                                                 --------------
                                                                      1,384,843
                                                                 ==============
UNITED STATES -- 1.7%
      2,250  Mettler-Toledo International, Inc.*(2) ...........         213,435
                                                                 ==============
TOTAL COMMON STOCKS (ADR'S)
(COST $12,005,143) -- 92.7% ...................................      11,501,386
                                                                 ==============

PRINCIPAL
 AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.2%
U.S. GOVERNMENT AGENCIES
             Federal Home Loan Bank
$   770,000  2.000%, 07/01/08 .................................  $     770,000
                                                                 ==============
TOTAL SHORT-TERM INVESTMENTS
(COST $770,000) -- 6.2% .......................................        770,000
                                                                 ==============
TOTAL INVESTMENTS
(COST $12,775,143) -- 98.9% ...................................      12,271,386

Other assets less liabilities -- 1.1% .........................         132,413
                                                                 --------------
NET ASSETS -- 100.0%
  (equivalent to $9.73 per share;
  unlimited shares of $1.00 par value
  capital shares authorized;
  1,275,416 shares outstanding) ...............................  $   12,403,799
                                                                 ==============

      ADR -- AMERICAN DEPOSITARY RECEIPT
      PLC -- PUBLIC LIMITED COMPANY
*     NON-INCOME PRODUCING SECURITY
(2)   NON ADR

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 25

BOND FUND

[GRAPHIC]

OBJECTIVE:

THE UMB SCOUT BOND FUND SEEKS MAXIMUM CURRENT INCOME CONSISTENT WITH QUALITY AND MATURITY STANDARDS BY INVESTING IN A DIVERSIFIED PORTFOLIO OF FIXED-INCOME OBLIGATIONS.

What a difference a year makes. Last June, the Federal Open Market Committee's target for the Fed Funds Rate stood at 5.25%, plus the yields on three month T-bills and two year treasury securities were close to 5.00%. Investors were just beginning to understand the consequences of the subprime meltdown as two Bear Stearns hedge funds collapsed and a subsequent seizing up of the asset backed commercial paper market occurred in early August. Nine months later in March 2008, the target for the Fed Funds Rate had been aggressively lowered to 2%, the yield on three month T-bills and two year treasuries were 0.57% and 1.35%, respectively. What's more, the Federal Reserve had taken unprecedented steps in expanding its safety net by bailing out a major brokerage dealer (Bear Stearns) and providing financing for the rest of the brokerage industry via its new primary dealer credit facility.

In June 2008, shortly after current Federal Reserve Chairman Bernanke proclaimed "the risk that the economy has entered a substantial downturn appears to have diminished" and that the Fed was poised to "strongly resist an erosion of longer-term inflation expectations", a paradigm shift occurred in the market that set off a new flight to quality as fears of further financial institution write-downs were triggered with Moody's downgrade of monoline insurer MBIA. Expectations for an August hike in the target for the Fed Funds Rate quickly vanished as concerns over the health of the financial system once again overwhelmed inflation fears. By the end of June, increasing anxiety over the financial health of mortgage giants Fannie Mae and Freddie Mac began to emerge and set the stage for new round of financial distress during the remainder of 2008. As of June 30, the target for the Fed Funds Rate remained at 2% and the yields on three month T-bills and two year treasuries stood at 1.73% and 2.62%, respectively.

As for the UMB Scout Bond Fund, it slightly lagged its benchmark, the Lehman Brothers Government/Credit 1-5 Index, for the fiscal year ended June 30. The Fund's underperformance was primarily a function of the outperformance of the U.S. treasury securities relative to corporate, agency and mortgage securities. While a general flight to quality (and liquidity) drove treasury rates significantly lower over the past twelve months, the yields on corporate, agency and mortgage securities fell less over the period as credit spreads widened. The Fund's relative underweight in U.S. treasury securities accounted for its underperformance.

The Fund has never held subprime and its holdings of MBS assets are limited only to the highest quality portion of the sector, primarily GNMA bonds that are fully guaranteed by the U.S. Treasury. The Advisor believes the Fund's conservative philosophy and high quality focus continues to provide investors with a degree of assurance and safety in an otherwise turbulent fixed income market. Thank you for your continued support of the UMB Scout Bond Fund.

BRUCE C. FERNANDEZ, CFA
SCOUT INVESTMENT ADVISORS, INC.

HYPOTHETICAL GROWTH OF $10,000
UMB SCOUT BOND FUND (UMBBX)
AS OF JUNE 30, 2008

[The following table was represented as a line chart in the printed material.]

                                                                  Lipper Short/
                         Lehman Brothers 1-5   Lehmen Brothers    Intermediate
             UMB Scout      Year Gov't./         Gov't/Credit    Inv. Grade Debt
   Date      Bond Fund      Credit Index          Int. Index      Fund Index (1)
   ----      ---------      ------------          ----------      --------------
6/30/1998     10,000           10,000               10,000            10,000
6/30/1999     10,313           10,418               10,376            10,492
6/30/2000     10,679           10,859               10,805            10,969
6/30/2001     11,740           12,058               11,862            12,095
6/30/2002     12,768           13,043               12,596            13,027
6/30/2003     13,892           14,456               13,676            14,069
6/30/2004     13,754           14,446               13,708            14,122
6/30/2005     14,315           15,139               14,247            14,534
6/30/2006     14,213           15,111               14,278            14,690
6/30/2007     14,910           15,982               15,022            15,505
6/30/2008     15,807           17,160               15,631            16,608

(1) UNMANAGED INDEX OF STOCKS, BONDS, MUTUAL FUNDS OR COMMODITIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

      PERFORMANCE RETURNS FOR THE UMB SCOUT BOND FUND, LEHMAN BROTHERS 1-5 YEAR GOV'T./CREDIT INDEX, LEHMAN BROTHERS GOV'T./CREDIT INT. INDEX AND LIPPER SHORT/INTERMEDIATE INV. GRADE DEBT FUND INDEX ASSUME DISTRIBUTIONS WERE REINVESTED FOR THE ENTIRE PERIOD.

      EFFECTIVE OCTOBER 31, 2007, THE LEHMAN BROTHERS 1-5 YEAR GOV'T./CREDIT INDEX IS REPLACING THE LEHMAN BROTHERS GOV'T./CREDIT INT. INDEX AS THE FUND'S BENCHMARK. THE ADVISOR BELIEVES THAT THIS INDEX MORE ACCURATELY REFLECTS THE DURATION OF THE FUND.

      FOR ILLUSTRATIVE PURPOSES ONLY; MAY NOT REPRESENT YOUR RETURNS.


--------------------------------------------------------------------------------
26                                                 UMB SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN
UMB SCOUT BOND FUND (UMBBX) AS OF JUNE 30, 2008

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
UMB SCOUT BOND FUND ......................  6.02%     3.36%     2.62%     4.68%
Lehman Bros 1-5 Year
  Govt./Credit Index(1) ..................  7.12%     4.55%     3.37%     5.20%
Lehman Bros. Govt./Credit Int. Index(1) ..  7.37%     4.27%     3.49%     5.55%
Lipper Short/Intermediate Inv.
  Grade Debt Fund Index(1) ...............  4.05%     3.14%     2.71%     4.57%
--------------------------------------------------------------------------------
      RETURNS FOR PERIODS GREATER THAN ONE YEAR ARE COMPOUNDED AVERAGE ANNUAL RATES OF RETURN.

      THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-996-2862. THE RETURNS FOR PERIODS PRIOR TO APRIL 1, 2005 DO NOT REFLECT THE FEES AND EXPENSES IN EFFECT AS OF APRIL 1, 2005. IF THE NEW FEES AND EXPENSES AND THE ADVISOR'S AGREEMENT TO LIMIT TOTAL FUND EXPENSES WERE IN EFFECT FOR THE PERIODS SHOWN, RETURNS WOULD HAVE BEEN LOWER. AS OF JUNE 30, 2007, GROSS EXPENSES FOR THE FUND WERE 0.87%. AS OF JULY 1, 2008, GROSS EXPENSES FOR THE FUND ARE 0.70%.

      THE PERFORMANCE SHOWN IN THE ABOVE TABLE AND IN THE GRAPH ON THE PRECEDING PAGE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1) UNMANAGED INDEX OF STOCKS, BONDS OR MUTUAL FUNDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

HISTORICAL PER-SHARE RECORD
UMB SCOUT BOND FUND (UMBBX)

                                     INCOME &                      CUMULATIVE(2)
                           NET      SHORT-TERM      LONG-TERM        VALUE PER
                          ASSET        GAINS          GAINS          SHARE PLUS
                          VALUE    DISTRIBUTION    DISTRIBUTION    DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/03 ..............   $11.39       $0.50          $0.07           $26.74
12/31/04 ..............    11.22        0.41           0.03            27.01
12/31/05 ..............    10.91        0.41             --            27.11
12/31/06 ..............    10.86        0.43             --            27.49
12/31/07 ..............    11.02        0.45             --            28.10
6/30/08(3) ............    10.97        0.19             --            28.24
--------------------------------------------------------------------------------
(2)   DOES NOT ASSUME ANY COMPOUNDING OF REINVESTED DISTRIBUTIONS.

(3)   SIX MONTHS ONLY. DISTRIBUTIONS TYPICALLY OCCUR IN JUNE AND DECEMBER.

      TABLE SHOWS CALENDAR-YEAR DISTRIBUTIONS AND NET ASSET VALUES; MAY DIFFER FROM FISCAL-YEAR ANNUAL REPORTS.

TAXABLE YIELD CURVES
UMB SCOUT BOND FUND (UMBBX)
AS OF JUNE 30, 2008

[The following table was represented as a line chart in the printed material.]

Years to
Maturity        Treasuries        Agencies        AA Industrials
--------        ----------        --------        --------------
  3MO             1.7358           2.5395             2.8389
  6MO             2.1567           2.7391             3.1192
  1YR             2.3338           2.8017             3.1530
  2YR             2.6204           3.2268             3.5200
  3YR                              3.6276             4.4251
  4YR                              4.0133             4.6160
  5YR             3.3288           4.1822             4.8007
  6YR                              4.3576
  7YR                              4.4714             5.0899
  8YR                              4.6770             5.2293
  9YR                              4.7301             5.3089
  10YR             3.971           4.7921             5.2984
  15YR                                                5.5001
  20YR                             5.2218             5.6541
  25YR                             5.1787             5.6841
  30YR            4.5249           5.2364             5.6720

SOURCE: BLOOMBERG, L.P.

FUND DIVERSIFICATION
UMB SCOUT BOND FUND (UMBBX)

                                  [PIE CHART]

                  Agency .............................   35%
                  Corporate Bonds ....................   25%
                  U.S. Treasury ......................   20%
                  Mortgage Backed ....................   17%
                  Short-Term .........................    3%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2008. SUBJECT TO CHANGE.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 27

SCHEDULE OF INVESTMENTS
JUNE 30, 2008

BOND FUND

PRINCIPAL
 AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS -- 24.5%
$   750,000  Anheuser-Busch Cos., Inc.
              5.750%, 04/01/10 ................................  $      762,087
  2,000,000  AT&T, Inc.
              6.250%, 03/15/11 ................................       2,069,324
             Berkshire Hathaway, Inc.
    575,000   3.375%, 10/15/08 ................................         575,429
  1,000,000   4.200%, 12/15/10 ................................       1,013,424
  1,500,000  General Electric Corp.
              6.875%, 11/15/10 ................................       1,581,177
  2,000,000  Hewlett-Packard Co.
              4.500%, 03/01/13 ................................       1,982,908
    500,000  International Business Machines Corp.(1)
              7.500%, 06/15/13 ................................         560,588
  3,500,000  JP Morgan Chase & Co.
              5.600%, 06/01/11 ................................       3,547,954
  1,000,000  Lincoln National Corp.
              4.750%, 02/15/14 ................................         957,033
    545,455  M&I Bank
              2.900%, 08/18/09 ................................         539,935
  1,566,000  Merrill Lynch & Co., Inc.
              6.000%, 02/17/09 ................................       1,560,503
  1,000,000  Morgan Stanley
              3.875%, 01/15/09 ................................         996,255
    465,000  Northern Trust Co.
              7.100%, 08/01/09 ................................         474,475
  3,000,000  Verizon Virginia, Inc.
              4.625%, 03/15/13 ................................       2,903,067
  2,000,000  Wal-Mart Stores, Inc.(1)
              5.000%, 04/05/12 ................................       2,075,036
                                                                 --------------
TOTAL CORPORATE BONDS
(COST $21,582,719) -- 24.5% ...................................      21,599,195
                                                                 ==============
GOVERNMENT-SPONSORED ENTERPRISES -- 16.6%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      1,228  6.000%, 08/15/08 .................................           1,232
      1,322  9.500%, 10/15/08 .................................           1,372
        237  6.000%, 10/20/08 .................................             238
         72  6.000%, 11/20/08 .................................              72
        605  6.500%, 02/20/09 .................................             617
      1,241  7.500%, 03/20/09 .................................           1,268
      3,326  6.000%, 05/15/09 .................................           3,382
        165  7.000%, 05/15/09 .................................             166
     13,368  6.500%, 10/15/11 .................................          13,900
     14,573  6.000%, 02/20/13 .................................          14,996
      2,485  6.000%, 03/15/13 .................................           2,565
      5,942  6.000%, 06/15/13 .................................           6,133
      5,830  6.000%, 01/20/16 .................................           5,998
    127,729  5.500%, 04/20/16 .................................         129,993
     18,075  7.000%, 07/20/16 .................................          18,861
     90,827  6.000%, 08/15/16 .................................          93,748
     92,333  6.000%, 08/15/16 .................................          95,302
    285,968  5.500%, 09/20/16 .................................         291,036
    548,294  5.500%, 11/15/16 .................................         559,613
      4,873  5.500%, 12/20/16 .................................           4,959
    375,033  5.500%, 01/15/17 .................................         382,705
     12,441  6.000%, 02/15/17 .................................          12,835
    330,113  5.500%, 05/20/17 .................................         335,745
    270,742  5.500%, 08/15/17 .................................         276,281
    375,978  5.500%, 08/15/17 .................................         383,669
    437,840  5.500%, 10/15/17 .................................         446,797
    298,576  5.500%, 10/20/17 .................................         303,670
     13,923  5.500%, 11/15/17 .................................          14,207
    402,137  5.500%, 11/15/17 .................................         410,364
     17,601  5.000%, 03/15/18 .................................          17,692
  1,335,278  5.000%, 04/16/18 .................................       1,352,964
    980,062  5.000%, 04/20/18 .................................         982,153
    325,361  5.500%, 07/20/18 .................................         330,816
     11,337  4.500%, 08/15/18 .................................          11,140
    254,894  5.500%, 10/20/18 .................................         259,167
     10,082  5.000%, 11/15/18 .................................          10,134
    478,712  5.500%, 06/20/19 .................................         486,630
     12,632  5.000%, 09/15/19 .................................          12,681
    261,841  5.500%, 10/20/19 .................................         266,172
    597,948  5.500%, 11/20/19 .................................         607,839
    400,000  4.490%, 08/16/25 .................................         395,969
  3,500,000  5.297%, 11/16/35 .................................       3,422,159
  2,700,000  5.346%, 07/16/36 .................................       2,656,594
                                                                 --------------
TOTAL GOVERNMENT-SPONSORED ENTERPRISES
(COST $14,741,442) -- 16.6% ...................................      14,623,834
                                                                 ==============
MUNICIPAL BONDS -- 0.8%
    675,000  Kansas State Development Financial Authority
             4.500%, 10/01/11 .................................         674,757
                                                                 ==============
TOTAL MUNICIPAL BONDS
(COST $675,000) -- 0.8% .......................................         674,757
                                                                 ==============
U.S. GOVERNMENT AGENCIES -- 34.2%
FEDERAL FARM CREDIT BANK -- 12.8%
  3,000,000  5.250%, 09/13/10 .................................       3,115,929
  2,875,000  4.700%, 10/20/10 .................................       2,961,563
  4,000,000  4.875%, 02/18/11 .................................       4,142,604
  1,000,000  5.000%, 09/04/13 .................................       1,030,949
                                                                 --------------
TOTAL FEDERAL FARM CREDIT BANK ................................      11,251,045
                                                                 ==============


--------------------------------------------------------------------------------
28                                                 UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2008

BOND FUND (CONTINUED)

PRINCIPAL
 AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK -- 5.7%
$ 2,000,000  5.250%, 01/16/09 .................................  $    2,026,110
  2,000,000  4.000%, 11/13/09 .................................       2,027,620
  1,000,000  3.750%, 06/14/13 .................................         983,257
                                                                 --------------
TOTAL FEDERAL HOME LOAN BANK ..................................       5,036,987
                                                                 ==============
FEDERAL HOME LOAN MORTGAGE CORP. -- 1.5%
  1,250,000  4.375%, 07/30/09 .................................       1,269,653
                                                                 ==============
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 14.0%
  5,000,000  5.250%, 01/15/09(1) ..............................       5,065,780
  4,000,000  2.500%, 04/09/10(1) ..............................       3,960,048
  2,000,000  2.750%, 04/11/11 .................................       1,961,030
  1,300,000  5.375%, 11/15/11 .................................       1,369,312
                                                                 --------------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION ...................      12,356,170
                                                                 ==============
SMALL BUSINESS ADMINISTRATION -- 0.2%
        573  9.100%, 10/01/09 .................................             587
      2,823  8.800%, 01/01/10 .................................           2,858
      1,596  9.450%, 02/01/10 .................................           1,623
     17,268  7.460%, 03/01/10 .................................          17,529
      5,629  8.625%, 02/01/11 .................................           5,728
      1,620  8.850%, 08/01/11 .................................           1,650
      6,225  8.600%, 09/01/11 .................................           6,352
      6,514  8.250%, 11/01/11 .................................           6,668
     33,675  7.600%, 01/01/12 .................................          34,190
     66,189  7.400%, 08/01/12 .................................          67,398
     27,994  7.550%, 11/01/12 .................................          28,627
                                                                 --------------
TOTAL SMALL BUSINESS ADMINISTRATION ...........................         173,210
                                                                 ==============
TOTAL U.S. GOVERNMENT AGENCIES
(COST $30,049,674) -- 34.2% ...................................      30,087,065
                                                                 ==============

PRINCIPAL
 AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES -- 20.5%
             U.S. Treasury Note
$ 6,000,000   3.625%, 10/31/09(1) .............................  $    6,102,660
  2,000,000   3.250%, 12/31/09(1) .............................       2,024,532
  2,000,000   2.125%, 01/31/10(1) .............................       1,990,314
  2,000,000   2.125%, 04/30/10(1) .............................       1,985,468
  1,000,000   3.875%, 09/15/10(1) .............................       1,025,938
  2,000,000   2.875%, 01/31/13(1) .............................       1,966,408
  3,000,000   2.750%, 02/28/13(1) .............................       2,929,689
                                                                 --------------
TOTAL U.S. GOVERNMENT SECURITIES
(COST $18,139,506) -- 20.5% ...................................      18,025,009
                                                                 ==============
SHORT-TERM INVESTMENTS -- 2.9%
U.S. GOVERNMENT AGENCIES
             Federal Home Loan Bank
  1,590,000  2.000%, 07/01/08 .................................  $    1,590,000
  1,000,000  3.000%, 06/18/09 .................................       1,001,249
                                                                 --------------
TOTAL SHORT-TERM INVESTMENTS
(COST $2,590,000) -- 2.9% .....................................       2,591,249
                                                                 ==============
COLLATERAL INVESTMENT FOR SECURITIES ON LOAN -- 29.5%
(COST $26,002,349) ............................................      26,002,349
                                                                 ==============
TOTAL INVESTMENTS
(COST $113,780,690) -- 129.0% .................................     113,603,458

Liabilities less other assets -- (29.0)% ......................     (25,513,900)
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $10.97 per share;
  unlimited shares of $1.00 par value
  capital shares authorized;
  8,027,958 shares outstanding) ...............................  $   88,089,558
                                                                 ==============

(1)   SECURITY ON LOAN, SEE ACCOMPANYING NOTES FOR COLLATERAL POOL DETAIL.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 29

MONEY MARKET FUND

[GRAPHIC]

OBJECTIVE:

THE UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO AND UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO EACH SEEK MAXIMUM INCOME CONSISTENT WITH SAFETY OF PRINCIPAL AND LIQUIDITY BY INVESTING IN HIGH-QUALITY, SHORT-TERM DEBT OBLIGATIONS.

FUND DIVERSIFICATION
UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO (UMFXX)

                                   [PIE CHART]

                   Government & Agencies .............. 100%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2008. SUBJECT TO CHANGE.

FUND DIVERSIFICATION
UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO (UMPXX)

                                   [PIE CHART]

                   Commercial Paper .................... 54%
                   Government & Agencies ............... 33%
                   Municipal Bonds ..................... 13%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2008. SUBJECT TO CHANGE.

The UMB Scout Money Market Fund - Prime Portfolio provided a return of 3.58%, 2.87% and 3.28% for the one-, five- and ten-year periods ended June 30, 2008. The UMB Scout Money Market Fund - Federal Portfolio provided a return of 3.38%, 2.80% and 3.21% for the one-, five- and ten-year periods ended June 30, 2008. The Fund's current yields as of June 30, 2008 were 1.92% and 1.75%, respectively. The Lipper Money Market Fund Index posted an average of 3.81%, 2.87% and 3.29% for the one-, five- and ten-year periods ended June 30, 2008.THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED HERE. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END AND 7-DAY YIELD, PLEASE CALL 800-996-2862 OR VISIT WWW.UMBSCOUTFUNDS.COM. THE PERFORMANCE DATA REFLECTS THE PERFORMANCE OF THE INVESTOR CLASS SHARES. PERFORMANCE OF THE SERVICE CLASS SHARES OF THE FUND WILL BE LOWER BASED ON DIFFERENCES IN EXPENSES PAID BY SHAREHOLDERS IN THE DIFFERENT CLASSES.

The brief respite from the "sub-prime" mortgage loan crisis enjoyed by the financial markets in December 2007 was short lived. The new year began with write-downs at banks and brokerage firms along with downgrades of monoline insurers and culminated with the mid-March Fed backed bailout of Bear Stearns by JP Morgan. Former Federal Reserve Chairman Alan Greenspan described the period as the "most wrenching" financial crisis since the end of the Second World War. The flight to quality (and liquidity) during the first three months drove three month T-bill rates to under one-half percent, their lowest level since 1954 and the target for the Fed Funds Rate was slashed to 2%.

As with the optimism at the beginning of the year, the collective sigh of relief following the Bear Stearns bailout was also short-lived. Short-term rates (and expectations for an August Fed rate increase) elevated after Chairman Bernanke stated "the risk that the economy has entered a substantial downturn appears to have diminished." The rise in rates was brief as a paradigm shift occurred due to concerns over the health of the financial system overwhelmed by inflation fears. The shift resulted in a reversal and subsequent 40 basis point decline in two year treasury rates as the fiscal year came to a close.

During these turbulent times, the Advisor believes the Fund's conservative philosophy and high-quality focus continues to provide investors with a degree of assurance and safety in an otherwise uncertain short-term fixed income market. It is the intention of the Advisor to continue to emphasize safety of principal over yield as it considers purchases for the UMB Scout Money Market Funds.

Thank you for your continued support of the UMB Scout Money Market Funds.

BRUCE C. FERNANDEZ, CFA
SCOUT INVESTMENT ADVISORS, INC.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.


--------------------------------------------------------------------------------
30                                                 UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2008

MONEY MARKET FUND - FEDERAL PORTFOLIO

PRINCIPAL
 AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 99.9%
FEDERAL FARM CREDIT BANK -- 13.3%
$22,705,000  2.000%, 07/01/08 .................................  $   22,705,000
  3,000,000  2.150%, 07/03/08 .................................       2,999,642
  2,000,000  2.180%, 07/08/08 .................................       1,999,152
  5,000,000  2.210%, 07/11/08 .................................       4,996,931
  3,250,000  3.375%, 07/15/08 .................................       3,251,508
  5,700,000  2.270%, 08/25/08 .................................       5,680,232
                                                                 --------------
TOTAL FEDERAL FARM CREDIT BANK ................................      41,632,465
                                                                 ==============
FEDERAL HOME LOAN BANK -- 57.9%
  9,518,000  2.000%, 07/01/08 .................................       9,518,000
  4,000,000  2.900%, 07/01/08 .................................       4,000,000
 13,262,000  1.970%, 07/02/08 .................................      13,261,247
  5,000,000  2.050%, 07/03/08 .................................       4,999,431
 10,000,000  2.100%, 07/07/08 .................................       9,996,483
  8,000,000  2.090%, 07/08/08 .................................       7,996,726
  4,692,000  2.150%, 07/09/08 .................................       4,689,825
 11,000,000  2.120%, 07/10/08 .................................      10,994,194
 10,850,000  2.178%, 07/11/08 .................................      10,843,533
  5,000,000  2.180%, 07/14/08 .................................       4,996,064
  1,000,000  2.625%, 07/15/08 .................................       1,000,197
  3,000,000  2.182%, 07/16/08 .................................       2,997,272
  6,980,000  5.125%, 07/16/08 .................................       6,988,396
  7,000,000  2.070%, 07/17/08 .................................       6,993,453
 14,735,000  2.191%, 07/18/08 .................................      14,719,767
  2,450,000  2.150%, 07/23/08 .................................       2,446,781
  5,000,000  2.150%, 07/24/08 .................................       4,993,132
  4,000,000  2.230%, 07/25/08 .................................       3,994,053
  2,500,000  2.700%, 07/25/08 .................................       2,500,000
  1,000,000  2.060%, 07/28/08 .................................         998,455
  1,195,000  2.220%, 08/01/08 .................................       1,192,716
  2,000,000  2.260%, 08/13/08 .................................       1,994,601
  5,133,000  2.270%, 08/15/08 .................................       5,118,935
  2,400,000  3.750%, 08/15/08 .................................       2,404,349
  4,623,000  2.280%, 08/20/08 .................................       4,608,361
  1,000,000  3.875%, 08/22/08 .................................         999,010
  5,000,000  3.580%, 08/28/08 .................................       5,010,078
  5,000,000  2.350%, 09/12/08 .................................       4,976,174
  1,000,000  5.000%, 09/12/08 .................................       1,004,235
  1,000,000  4.170%, 09/30/08, callable .......................       1,000,608
  5,000,000  2.270%, 10/30/08 .................................       5,000,000
  3,620,000  4.750%, 12/12/08 .................................       3,657,466
  6,000,000  2.300%, 01/15/09 .................................       5,992,218
  4,000,000  2.560%, 02/13/09 .................................       3,992,744
  3,000,000  2.200%, 04/03/09 .................................       2,992,922
  2,000,000  2.550%, 05/07/09 .................................       1,994,664
                                                                 --------------
TOTAL FEDERAL HOME LOAN BANK                                        180,866,090
                                                                 ==============
FEDERAL HOME LOAN MORTGAGE CORP. -- 13.6%
$ 6,500,000  2.080%, 07/03/08 .................................       6,499,247
  1,845,000  2.000%, 07/07/08 .................................       1,844,369
  3,223,000  2.150%, 07/09/08 .................................       3,221,460
  4,030,000  2.040%, 07/14/08 .................................       4,027,033
  2,500,000  3.000%, 07/14/08, callable .......................       2,500,335
  2,150,000  2.180%, 07/17/08 .................................       2,147,917
 10,437,000  2.080%, 07/21/08 .................................      10,424,621
  2,000,000  2.140%, 08/04/08 .................................       1,995,712
  1,001,000  2.233%, 08/18/08 .................................         998,020
  5,000,000  2.240%, 08/19/08 .................................       4,984,756
  1,505,000  2.260%, 08/20/08 .................................       1,500,276
  2,500,000  2.250%, 08/21/08 .................................       2,492,031
                                                                 --------------
TOTAL FEDERAL HOME LOAN MORTGAGE CORP. ........................      42,635,777
                                                                 ==============
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 15.1%
  1,234,000  2.100%, 07/01/08 .................................       1,234,000
  1,020,000  2.800%, 07/01/08, callable .......................       1,020,000
  2,000,000  2.100%, 07/08/08 .................................       1,999,164
  4,503,000  2.080%, 07/09/08 .................................       4,500,892
  3,000,000  2.200%, 07/14/08 .................................       2,997,617
 10,000,000  2.090%, 07/15/08 .................................       9,991,872
  2,850,000  2.150%, 07/16/08 .................................       2,847,462
  1,000,000  3.000%, 07/16/08, callable .......................       1,000,154
  5,000,000  2.090%, 07/22/08 .................................       4,993,904
  1,000,000  3.210%, 07/23/08, callable .......................       1,000,619
  6,000,000  2.200%, 07/30/08 .................................       5,989,890
  1,500,000  2.200%, 08/08/08 .................................       1,496,517
  3,000,000  2.230%, 08/14/08 .................................       2,991,823
  5,000,000  2.233%, 08/18/08 .................................       4,985,200
                                                                 --------------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION ...................      47,049,114
                                                                 ==============
TOTAL U.S. GOVERNMENT AGENCIES
(COST $312,183,446) -- 99.9% ..................................     312,183,446
                                                                 ==============
TOTAL INVESTMENTS
(COST $312,183,446) -- 99.9% ..................................     312,183,446

Other assets less liabilities -- 0.1% .........................         203,538
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $1.00 per share;
  unlimited shares of $0.01 par value
  capital shares authorized;
  312,433,188 shares outstanding) .............................  $  312,386,984
                                                                 ==============

VALUATION OF SECURITIES IS ON THE BASIS OF AMORTIZED COST, WHICH APPROXIMATES MARKET VALUE.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.          CONTINUED ON NEXT PAGE.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 31

SCHEDULE OF INVESTMENTS
JUNE 30, 2008

MONEY MARKET FUND - PRIME PORTFOLIO

PRINCIPAL
 AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 53.5%
             Alcon Capital Corp.
$13,500,000   2.500%, 07/01/08(3) .............................  $   13,500,000
             American Express Credit Corp.
 11,000,000   2.450%, 07/01/08 ................................      11,000,000
  3,500,000   2.340%, 07/15/08 ................................       3,496,815
  8,000,000   2.440%, 07/31/08 ................................       7,983,733
             American Honda Finance Corp.
 10,000,000   2.150%, 07/21/08 ................................       9,988,055
 10,500,000   2.250%, 07/23/08 ................................      10,485,563
             Anheuser-Busch Cos., Inc.
 20,500,000   2.270%, 07/01/08 ................................      20,500,000
             Archer Daniels Midland Co.
  6,200,000   2.250%, 07/08/08(3) .............................       6,197,288
 16,750,000   2.220%, 07/24/08(3) .............................      16,725,655
             Bank of Montreal
 11,000,000   2.420%, 07/03/08 ................................      10,998,521
 10,000,000   2.400%, 07/10/08 ................................       9,994,000
             Bank of America Corp.
 18,798,000   2.250%, 07/01/08 ................................      18,798,000
             Bristol-Meyers Squibb Co.
 11,534,000   4.000%, 08/15/08, callable(3) ...................      11,519,120
             Cargill, Inc.
  7,500,000   2.450%, 07/01/08(3) .............................       7,500,000
             Coca-Cola Co.
 10,000,000   2.170%, 07/09/08 ................................       9,995,178
             Colgate Palmolive Co.
 12,000,000   2.170%, 07/22/08(3) .............................      11,984,810
             Danaher Corp.
 20,000,000   2.200%, 07/01/08 ................................      20,000,000
             Dover Corp.
 13,500,000   2.500%, 07/01/08(3) .............................      13,500,000
  7,000,000   2.150%, 07/03/08(3) .............................       6,999,164
             E.I. du Pont de Nemours and Co.
  7,960,000   2.180%, 07/09/08(3) .............................       7,956,144
 11,000,000   2.170%, 07/15/08(3) .............................      10,990,717
             Emerson Electric Co.
  8,000,000   2.170%, 07/02/08(3) .............................       7,999,518
 10,000,000   2.250%, 07/10/08(3) .............................       9,994,375
             FLP Group Capital, Inc.
 12,000,000   2.280%, 07/01/08(3) .............................      12,000,000
             General Electric Co.
 11,000,000   2.340%, 08/05/08(3) .............................      10,974,975
  4,000,000   2.300%, 08/11/08(3) .............................       3,989,522
  8,000,000   2.390%, 08/26/08(3) .............................       7,970,258
             International Business Machines Corp.
  6,800,000   2.200%, 07/01/08(3) .............................       6,800,000
 15,000,000  Variable Rate, 09/08/08, callable(3) .............      14,999,274
             JP Morgan Chase Co.
  4,500,000   2.150%, 07/02/08 ................................       4,499,731
             Legget & Platt, Inc.
  8,000,000   2.230%, 07/01/08(3) .............................       8,000,000
 12,000,000   2.200%, 07/02/08(3) .............................      11,999,267
             Medtronic, Inc.
 10,000,000   2.200%, 07/10/08(3) .............................       9,994,500
 11,000,000   2.190%, 07/22/08(3) .............................      10,985,948
             NetJets, Inc.
  8,000,000   2.180%, 07/03/08(3) .............................       7,999,031
             PepsiCo, Inc.
  7,000,000   2.120%, 07/01/08 ................................       7,000,000
 15,000,000   2.150%, 07/14/08 ................................      14,988,354
             Toronto Dominion Holdings
 10,000,000   2.345%, 07/14/08(3) .............................       9,991,532
 11,500,000   2.415%, 07/30/08(3) .............................      11,477,628
             Toyota Motor Credit Co.
  9,000,000   2.200%, 07/11/08 ................................       8,994,500
  5,000,000   2.875%, 08/01/08 ................................       4,990,401
  8,500,000   2.410%, 08/12/08 ................................       8,476,101
             Walgreen Co.
 19,500,000   2.250%, 07/11/08 ................................      19,487,813
             Wells Fargo & Co.
 11,500,000   2.150%, 07/08/08 ................................      11,495,192
 11,000,000   2.190%, 07/17/08 ................................      10,989,293
             Westpack Banking Corp.
 18,500,000   2.450%, 07/07/08(3) .............................      18,492,666
  3,765,000   2.500%, 07/09/08(3) .............................       3,762,908
                                                                 --------------
TOTAL SHORT-TERM CORPORATE NOTES
(COST $498,465,550) -- 53.5% ..................................     498,465,550
                                                                 ==============
MUNICIPAL BONDS -- 13.1%
             Alaska Housing Finance Corp.
 11,028,000   2.400%, 07/10/08 ................................      11,021,383
             Brown University
 21,000,000   2.170%, 07/07/08 ................................      20,992,405
 20,000,000  Colorado Springs, Colorado, Utility Revenue Bonds,
             Variable Rate, 11/01/27, callable ................      20,000,000
             Groton City, Connecticut
  4,500,000   5.000%, 10/09/08 ................................       4,500,346
  3,200,000  Iowa Finance Authority Single Family Mortgage
             Variable Rate, 07/01/37, callable ................       3,200,000
             Nebraska Public Power District
 11,001,000   2.350%, 07/02/08 ................................      11,000,282
  4,996,000   2.580%, 07/03/08 ................................       4,995,284
  1,066,000  Saginaw County, Michigan
             Variable-Taxable-Limited Tax Notes
             Variable Rate, 03/01/10, callable ................       1,066,000
             South Carolina Public Service Authority
 21,000,000   2.570%, 07/29/08 ................................      20,958,023
             St. Joseph County, Indiana
 20,000,000   2.580%, 08/12/08 ................................      19,939,800


--------------------------------------------------------------------------------
32                                                 UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2008

MONEY MARKET FUND - PRIME PORTFOLIO (CONTINUED)

NUMBER OF
 SHARES                                                               VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 13.1% (CONTINUED)
             Vanderbilt University
$ 1,153,000   2.450%, 08/01/08 ................................  $    1,150,567
             Wichita, Kansas
  3,400,000   4.350%, 08/19/08 ................................       3,401,562
                                                                 --------------
TOTAL MUNICIPAL BONDS
(COST $122,225,652) -- 13.1% ..................................     122,225,652
                                                                 ==============
U.S. GOVERNMENT AGENCIES -- 33.3%
FEDERAL AGRICULTURAL MORTGAGE CORP. -- 5.4%
 50,000,000  2.000%, 07/01/08 .................................      50,000,000
                                                                 ==============
FEDERAL FARM CREDIT BANK -- 3.6%
 31,850,000  2.000%, 07/01/08 .................................      31,850,000
  1,300,000  3.375%, 07/15/08 .................................       1,300,629
    650,000  3.000%, 07/28/08, callable .......................         650,184
                                                                 --------------
TOTAL FEDERAL FARM CREDIT BANK ................................      33,800,813
                                                                 ==============
FEDERAL HOME LOAN BANK -- 13.3%
  8,000,000  2.900%, 07/01/08 .................................       8,000,000
  5,000,000  2.875%, 07/08/08 .................................       5,000,672
 11,500,000  2.178%, 07/11/08 .................................      11,493,152
  5,000,000  5.125%, 07/16/08 .................................       5,006,014
  2,000,000  3.100%, 07/16/08, callable .......................       2,000,787
  4,925,000  3.375%, 07/21/08, callable .......................       4,928,378
  7,500,000  2.700%, 07/25/08 .................................       7,500,000
  1,000,000  5.020%, 07/28/08, callable .......................       1,000,784
  1,100,000  5.125%, 08/08/08 .................................       1,103,402
  1,250,000  5.500%, 08/15/08 .................................       1,251,577
  1,000,000  3.550%, 08/25/08, callable .......................       1,002,162
  1,250,000  4.250%, 09/12/08 .................................       1,249,606
  5,000,000  4.625%, 10/10/08 .................................       5,033,712
  5,000,000  2.490%, 10/20/08 .................................       4,961,612
  2,000,000  2.270%, 10/30/08 .................................       2,000,000
  5,000,000  2.180%, 11/05/08 .................................       5,000,000
  5,000,000  4.125%, 11/19/08 .................................       5,036,348
  5,000,000  2.550%, 11/21/08 .................................       4,949,354
 10,000,000  Variable Rate, 12/01/08 ..........................      10,000,000
  4,000,000  4.750%, 12/12/08 .................................       4,041,441
  5,000,000  2.250%, 01/07/09 .................................       4,985,454
 10,000,000  2.300%, 01/15/09 .................................       9,994,062
  3,000,000  2.500%, 01/22/09 .................................       3,002,218
  5,000,000  2.560%, 02/13/09 .................................       4,990,930
  3,000,000  2.200%, 04/01/09 .................................       2,985,810
  5,000,000  2.200%, 04/03/09 .................................       4,988,203
  3,000,000  2.550%, 05/07/09 .................................       2,991,996
                                                                 --------------
TOTAL FEDERAL HOME LOAN BANK ..................................     124,497,674
                                                                 ==============
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 6.7%
 35,000,000  2.000%, 07/01/08 .................................      35,000,000
  3,595,000  2.180%, 07/16/08 .................................       3,591,735
  3,100,000  2.080%, 07/21/08 .................................       3,096,426
 10,000,000  2.150%, 07/25/08 .................................       9,985,667
  4,000,000  2.050%, 07/28/08 .................................       3,993,850
  2,400,000  2.140%, 08/04/08 .................................       2,395,149
  1,000,000  5.125%, 08/14/08 .................................       1,003,471
  2,154,000  2.080%, 08/29/08 .................................       2,146,657
  1,120,000  2.090%, 09/15/08 .................................       1,115,058
                                                                 --------------
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION ..................      62,328,013
                                                                 ==============
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 4.3%
  6,955,000  2.100%, 07/08/08 .................................       6,952,160
  9,500,000  2.080%, 07/09/08 .................................       9,495,687
 10,000,000  2.080%, 07/18/08 .................................       9,990,178
  3,000,000  3.210%, 07/23/08, callable .......................       3,000,857
  8,000,000  2.210%, 08/13/08 .................................       7,978,882
  2,510,000  5.125%, 09/02/08 .................................       2,522,465
                                                                 --------------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION ...................      39,940,229
                                                                 ==============
TOTAL U.S. GOVERNMENT AGENCIES
(COST $310,566,729) -- 33.3% ..................................     310,566,729
                                                                 ==============
TOTAL INVESTMENTS
(COST $931,257,931) -- 99.9% ..................................     931,257,931

Other assets less liabilities -- 0.1% .........................         564,127
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $1.00 per share;
  unlimited shares of $0.01 par value
  capital shares authorized;
  931,894,654 shares outstanding) .............................  $  931,822,058
                                                                 ==============

VALUATION OF SECURITIES IS ON THE BASIS OF AMORTIZED COST, WHICH APPROXIMATES MARKET VALUE.

(3)   144A RESTRICTED SECURITY

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 33

TAX-FREE MONEY MARKET FUND

[GRAPHIC]

OBJECTIVE:

THE UMB SCOUT TAX-FREE MONEY MARKET FUND SEEKS THE HIGHEST LEVEL OF INCOME EXEMPT FROM FEDERAL INCOME TAX CONSISTENT WITH QUALITY AND MATURITY STANDARDS.

FUND DIVERSIFICATION
UMB SCOUT TAX-FREE MONEY MARKET FUND

                                   [PIE CHART]

                    Demand Notes .....................  80%
                    Commercial Paper .................  20%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2008. SUBJECT TO CHANGE.

The UMB Scout Tax-Free Money Market Fund provided a return of 2.36%, 1.90% and 2.05% for the one-, five- and ten-year periods ended June 30, 2008, while the Lipper Tax-Exempt Money Market Index posted an average of 2.52%, 1.96% and 2.14% for the one-, five- and ten-year periods ended June 30, 2008. The Fund's current yield as of June 30, 2008 was 1.08%. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED HERE. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END AND 7-DAY YIELD, PLEASE CALL 800-996-2862 OR VISIT WWW.UMBSCOUTFUNDS. COM. THE PERFORMANCE DATA REFLECTS THE PERFORMANCE OF THE INVESTOR CLASS SHARES. PERFORMANCE OF THE SERVICE CLASS SHARES OF THE FUND WILL BE LOWER BASED ON DIFFERENCES IN EXPENSES PAID BY SHAREHOLDERS IN THE DIFFERENT CLASSES.

The brief respite from the "sub-prime" mortgage loan crisis enjoyed by the financial markets in December 2007 was short lived. The new year began with write-downs at banks, brokerage firms and downgrades of monoline insurers and culminated with the mid-March Fed backed bailout of Bear Stearns by JP Morgan. Former Federal Reserve Chairman Alan Greenspan described the period as the "most wrenching" financial crisis since the end of the Second World War. The flight to quality (and liquidity) during the first three months drove three month T-bill rates to under one-half percent, their lowest level since 1954 and the target for the Fed Funds Rate was slashed to 2%.

As with the optimism at the beginning of the year, the collective sigh of relief following the Bear Stearns bailout was also short-lived. Short-term rates (and expectations for an August Fed rate increase) elevated after Chairman Bernanke stated "the risk that the economy has entered a substantial downturn appears to have diminished." The rise in rates was brief as a paradigm shift occurred due to concerns over the health of the financial system overwhelmed by inflation fears. The shift resulted in a reversal and subsequent 40 basis point decline in two year treasury rates as the fiscal year came to a close.

During these turbulent times, the Advisor believes the Fund's conservative philosophy and high-quality focus continues to provide investors with a degree of assurance and safety in an otherwise uncertain short-term fixed income market. It is the intention of the Advisor to continue to emphasize safety of principal over yield as it considers purchases of high-quality, short-term debt obligations that are exempt from federal income tax for the UMB Scout Tax-Free Money Market Fund.

Thank you for your continued support of the UMB Scout Money Market Funds.

BRUCE C. FERNANDEZ, CFA
SCOUT INVESTMENT ADVISORS, INC.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. INCOME FROM THE FUND MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX, AS WELL AS STATE AND LOCAL TAXES.


--------------------------------------------------------------------------------
34                                                 UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2008

TAX-FREE MONEY MARKET FUND

PRINCIPAL
 AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
ALASKA
             City of Valdez, AK
$ 3,000,000   Variable Rate, 07/01/37 .........................  $    3,000,000
             Juneau City & Boro, AK
    120,000   2.750%, 11/01/08 ................................         120,255

ARIZONA
             City of Phoenix, AZ
    100,000   4.500%, 07/01/08 ................................         100,000
             City of Scottsdale, AZ
    200,000   4.500%, 07/01/20 ................................         202,000
             Salt River Project, Commercial Paper
  5,000,000   1.500%, 07/08/08 ................................       5,000,000
             Tucson, AZ
    500,000   4.000%, 07/01/08 ................................         500,000

COLORADO
             Aspen Valley Hospital District, CO
  3,135,000   Variable Rate, 10/15/33 .........................       3,135,000
             Colorado Housing & Finance Authority, CO
  1,900,000   Variable Rate, 10/15/16 .........................       1,900,000
    800,000   Variable Rate, 10/15/16 .........................         800,000
    600,000   Variable Rate, 10/15/16 .........................         600,000
    900,000   Variable Rate, 11/01/21 .........................         900,000
             Denver City & County, CO
  2,000,000   5.000%, 08/01/08 ................................       2,005,820

CONNECTICUT
             Connecticut State Health & Educational
             Facility Authority
  2,200,000   Variable Rate, 07/01/29 .........................       2,200,000
             State of Connecticut
    600,000   Variable Rate, Series B, 05/15/14 ...............         600,000
  1,500,000   Variable Rate, Series A, 02/15/21 ...............       1,500,000
  2,000,000   Variable Rate, Series A-1, 03/01/23 .............       2,000,000
    500,000   Variable Rate, 03/01/23 .........................         500,000

FLORIDA
             JEA Florida Electric System Revenue Bond
    200,000   3.250%, 10/01/08 ................................         200,000

GEORGIA
             Metropolitan Atlanta Rapid Transit Authority
  3,800,000   Variable Rate, 07/01/25 .........................       3,800,000

ILLINOIS
             Chicago Board of Education, IL
    525,000   Variable Rate, 03/01/32 .........................         525,000
             Kane & Du Page Counties Community Unit School
             District No. 303, IL
    500,000   3.000%, 01/01/09 ................................         502,210
             State of Illinois
  1,375,000   5.000%, 10/01/08 ................................       1,386,398
    500,000   5.000%, 10/01/08 ................................         503,848

INDIANA
             Purdue University, IN
  1,975,000   Variable Rate, 07/01/33 .........................       1,975,000

KANSAS
             Johnson County Unified School District No. 229, KS
  1,000,000   5.500%, 10/01/17 ................................       1,009,707
    300,000   5.700%, 10/01/19 ................................         302,975
             Kansas Development Finance Authority
    700,000   4.750%, 05/01/13 ................................         706,824
             Kansas State Department of Transportation, KS
    335,000   5.500%, 09/01/08 ................................         336,065
  2,145,000   Variable Rate, 03/01/12 .........................       2,145,000
  3,000,000   Variable Rate, 09/01/20 .........................       2,999,999

MARYLAND
             Maryland Health & Higher Educational
             Facilities Authority
  4,780,000   Variable Rate, 07/01/36 .........................       4,780,000
             Maryland Health & Higher Educational
             Facilities Authority, Commercial Paper
  2,400,000   1.550%, 08/05/08 ................................       2,400,000
             State of Maryland
    125,000   4.000%, 03/01/09 ................................         126,641

MASSACHUSETTS
             Commonwealth of Massachusetts
    300,000   4.000%, 08/01/08 ................................         300,562
  1,170,000   Variable Rate, 08/01/15 .........................       1,170,000

MISSOURI
             Missouri State Health & Educational Facilities
             Authority, MO
  1,500,000   3.000%, 04/23/09 ................................       1,511,917
    400,000   Variable Rate, 10/01/09 .........................         400,000
    910,000   Variable Rate, 10/01/24 .........................         910,000
    700,000   Variable Rate, 09/01/30 .........................         700,000
    235,000   Variable Rate, 07/01/32 .........................         235,000
    390,000   Variable Rate, 11/01/32 .........................         390,000
    300,000   Variable Rate, 02/15/34 .........................         300,000
  1,200,000   Variable Rate, 03/01/40 .........................       1,200,000
             Troy Reorganized School District
             No. 3 Lincoln County, MO
    400,000   2.200%, 03/01/09 ................................         400,000

                                                         CONTINUED ON NEXT PAGE.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 35

SCHEDULE OF INVESTMENTS
JUNE 30, 2008

TAX-FREE MONEY MARKET FUND (CONTINUED)

PRINCIPAL
 AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
NEBRASKA
             Lancaster County School District No. 1, NE
$   500,000   4.000%, 01/15/09 ................................  $      505,731
             Lincoln Nebraska Electric System Revenue,
             Commercial Paper
  2,000,000   1.600%, 7/08/08 .................................       2,000,000
  1,000,000   1.600%, 7/08/08 .................................       1,000,000
  2,450,000   1.500%, 7/08/08 .................................       2,450,000
             Nebraska Public Power District Revenue,
             Commercial Paper
  3,400,000   1.500%, 07/02/08 ................................       3,400,000

NEVADA
             Clark County School District
    925,000   Variable Rate, 06/15/21 .........................         925,000

NEW YORK
             City of New York, NY
    100,000   5.000%, 08/01/08 ................................         100,183
  1,500,000   Variable Rate, 02/15/13 .........................       1,500,000
             New York City Municipal Water Finance Authority
    700,000   Variable Rate, 06/15/35 .........................         700,000

NORTH CAROLINA
             Buncombe County, NC
  1,285,000   Variable Rate, 12/01/12 .........................       1,285,000
    600,000   Variable Rate, 12/01/15 .........................         600,000
    150,000   Variable Rate, 12/01/16 .........................         150,000
  1,400,000   Variable Rate, 12/01/18 .........................       1,400,000
  1,470,000   Variable Rate, 12/01/20 .........................       1,470,000
    450,000   Variable Rate, 12/01/21 .........................         450,000
    580,000   Variable Rate, 12/01/25 .........................         580,000
             City of Charlotte, NC
  1,615,000   Variable Rate, 06/01/25 .........................       1,615,000
             County of Forsyth, NC
  2,200,000   Variable Rate, 03/01/25 .........................       2,200,000
             County of Wake, NC
  1,150,000   Variable Rate, 04/01/19 .........................       1,150,000
    200,000   Variable Rate, 03/01/24 .........................         200,000
             Fayetteville Public Works Commission, NC
  2,600,000   Variable Rate, 03/01/24 .........................       2,600,000
             Mecklenburg County, NC
    205,000   Variable Rate, 02/01/18 .........................         205,000
    600,000   Variable Rate, 02/01/21 .........................         600,000
    200,000   Variable Rate, 02/01/23 .........................         200,000
  1,200,000   Variable Rate, 02/01/24 .........................       1,200,000
  3,555,000   Variable Rate, 02/01/26 .........................       3,555,000
             New Hanover County, NC
  1,490,000   Variable Rate, 02/01/26 .........................       1,490,000
             State of North Carolina
  1,300,000   Variable Rate, 06/01/19 .........................       1,300,000
    500,000   Variable Rate, 05/01/21 .........................         500,000
             University of North Carolina at Chapel Hill
    700,000   Variable Rate, 02/01/29 .........................         700,000

OKLAHOMA
             Oklahoma Turnpike Authority, OK
    100,000   5.000%, 01/01/19 ................................         101,461

OREGON
             Lane County School District No. 4J Eugene, OR
    260,000   4.250%, 07/01/08 ................................         260,000

PENNSYLVANIA
             Beaver County Industrial Development Authority
  3,350,000   Variable Rate, 12/01/20 .........................       3,350,000
             Commonwealth of Pennsylvania
    100,000   5.250%, 10/01/08 ................................         100,805
    500,000   4.500%, 12/01/08 ................................         505,380
             County of Beaver, PA
    950,000   Variable Rate, 10/01/26 .........................         950,000
             Delaware County Industrial
             Development Authority, PA
  2,175,000   Variable Rate, 12/01/31 .........................       2,175,000
             Great Valley School District Chester County
    100,000   3.250%, 02/15/09 ................................         100,582
             Parkland School District
    400,000   3.000%, 09/01/08 ................................         400,591

RHODE ISLAND
             Rhode Island Health & Educational Building Corp.
  4,000,000   Variable Rate, 05/01/35 .........................       4,000,000

SOUTH CAROLINA
             Beaufort County School District, SC
    125,000   5.125%, 03/01/12 ................................         127,573
             County of Charleston, SC
  1,000,000   5.750%, 09/01/08 ................................       1,006,997
             Piedmont Municipal Power Agency, SC
    400,000   6.250%, 01/01/09 ................................         408,370
             South Carolina Public Authority Revenue,
             Commercial Paper
    500,000   1.650%, 07/15/08 ................................         500,000

SOUTH DAKOTA
             South Dakota Housing Development Authority
  6,800,000   Variable Rate, 05/01/32 .........................       6,800,000


--------------------------------------------------------------------------------
36                                                 UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2008

TAX-FREE MONEY MARKET FUND (CONTINUED)

PRINCIPAL
 AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
TENNESSEE
             County of Shelby, TN
$ 5,240,000   Variable Rate, 04/01/30 .........................  $    5,240,000
             Metropolitan Government Nashville & Davidson County
             Health & Educational Facilities Bond
    400,000   Variable Rate, 10/01/44 .........................         400,000
             Tennessee Local Development Authority, TN
    125,000   4.000%, 03/01/09 ................................         126,520

TEXAS
             City of San Antonio, TX
  3,345,000   4.000%, 08/01/08 ................................       3,346,769
             County of Harris, TX
    250,000   5.125%, 10/01/13 ................................         255,970
             County of Tarrant, TX
    200,000   4.000%, 07/15/08 ................................         200,105
             Harris County Municipal Utility District No. 81, TX
  1,035,000   5.250%, 09/01/24 ................................       1,040,850
             Harris County, TX, Commercial Paper
    335,000   1.800%, 08/04/08 ................................         335,000
  2,000,000   1.700%, 08/06/08 ................................       2,000,000
  4,000,000   1.680%, 08/07/08 ................................       4,000,000
    200,000   1.680%, 08/07/08 ................................         200,000
             Northwest Independent School District, TX
  1,500,000   2.079%, 08/15/25 ................................         519,552
             Richardson Independent School District, TX
    500,000   4.000%, 02/15/09 ................................         505,835
             San Antonio Independent School District, TX
  1,175,000   6.000%, 08/15/09 ................................       1,181,449
    100,000   5.125%, 08/15/22 ................................         100,365
             San Antonio Water Works, Commercial Paper
    900,000   1.600%, 07/08/08 ................................         900,000
             Southwest Higher Education Authority, TX
  1,175,000   Variable Rate, 07/01/15 .........................       1,175,000
             State of Texas
    100,000   4.500%, 08/28/08 ................................         100,372
  1,000,000   5.500%, 10/01/08 ................................       1,009,594
             Texas Public Finance Authority, Commercial Paper
  3,000,000   1.500%, 07/09/08 ................................       3,000,000
  1,800,000   1.950%, 07/11/08 ................................       1,800,000

VIRGINIA
             Virginia Public Building Authority, VA
  4,500,000   Variable Rate, 08/01/25 .........................       4,500,000

WASHINGTON
             County of Spokane, WA
    300,000   4.000%, 12/01/08 ................................         302,478
             Energy Northwest
  1,000,000   Variable Rate, 07/01/17 .........................       1,000,000
    240,000   Variable Rate, 07/01/17 .........................         240,000

WISCONSIN
             Mukwonago, WI
    250,000   4.000%, 10/01/08 ................................         251,302
             Sun Prairie Area School District, WI
  2,250,000   2.000%, 02/20/09 ................................       2,250,111
                                                                 --------------
TOTAL INVESTMENTS
(COST $149,079,166) -- 99.7% ..................................     149,079,166

Other assets less liabilities -- 0.3% .........................         395,288
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $1.00 per share;
  unlimited shares of $0.01 par value
  capital shares authorized;
  149,556,254 shares outstanding)                                $  149,474,454
                                                                 ==============

VALUATION OF SECURITIES IS ON THE BASIS OF AMORTIZED COST, WHICH APPROXIMATES MARKET VALUE.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 37

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2008
(IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                        STOCK            MID CAP
                                                                         FUND              FUND
--------------------------------------------------------------------------------------------------
ASSETS:
  Investment securities at cost .................................     $  106,252        $   39,129
                                                                      ============================
  Investment securities at value ................................     $  113,113(1)     $   42,860
  Cash ..........................................................             11                 1
  Receivables:
    Investments sold ............................................             --             2,694
    Dividends ...................................................            113                31
    Interest ....................................................             --                --
    Fund shares sold ............................................             72                43
    Due from Advisor ............................................             --                --
  Prepaid and other assets ......................................             10                 7
                                                                      ----------------------------
      Total assets ..............................................        113,319            45,636
                                                                      ----------------------------
LIABILITIES:
  Payables:
    Investments purchased .......................................             --             1,355
    Fund shares redeemed ........................................              2                15
    Dividends payable ...........................................             --                --
    Collateral due to broker for securities loaned ..............         22,934                --
    Accrued investment advisory fees ............................             23                21
    Accrued administration and fund accounting fees .............              7                 8
    Accrued shareholder servicing fees ..........................              8                 4
    Accrued custody fees ........................................             --                 1
    Accrued registration fees ...................................             --                 1
    Accrued distribution fees ...................................             --                --
    Other accrued expenses ......................................              9                 4
                                                                      ----------------------------
      Total liabilities .........................................         22,983             1,409
                                                                      ----------------------------
NET ASSETS ......................................................     $   90,336        $   44,227
                                                                      ============================
NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital) ...................     $   82,087        $   42,195
  Accumulated undistributed income:
    Net investment income .......................................             34                --
    Net realized gain (loss) on investment and foreign
      currency transactions .....................................          1,354            (1,699)
  Net unrealized appreciation (depreciation)
    on investments and translation of assets
    and liabilities in foreign currencies .......................          6,861             3,731
                                                                      ----------------------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES .....................     $   90,336        $   44,227
                                                                      ============================
Capital Shares, $1.00 par value ($0.01 par value for Money Market
  Funds and Tax-Free Money Market Fund):
  Authorized ....................................................      Unlimited         Unlimited
                                                                      ============================
  Investor Class of Shares ......................................          6,961             3,921
  Service Class of Shares .......................................             --                --
                                                                      ----------------------------
TOTAL SHARES OUTSTANDING ........................................          6,961             3,921
                                                                      ============================
NET ASSET VALUE PER SHARE INVESTOR SHARES .......................     $    12.98        $    11.28
                                                                      ============================
NET ASSET VALUE PER SHARE SERVICE SHARES ........................     $       --        $       --
                                                                      ============================

(1)   INCLUDING (IN 000S) $22,125, $731,386 AND $25,067, RESPECTIVELY, OF
      SECURITIES LOANED.

*     COMMENCED OPERATIONS ON DECEMBER 31, 2007.

      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
38                                                 UMB SCOUT FUNDS ANNUAL REPORT

                                                                            MONEY MARKET      MONEY MARKET
                                     INTERNATIONAL                              FUND              FUND            TAX-FREE
SMALL CAP       INTERNATIONAL          DISCOVERY           BOND                FEDERAL            PRIME         MONEY MARKET
   FUND              FUND                FUND*             FUND               PORTFOLIO         PORTFOLIO           FUND
---------------------------------------------------------------------------------------------------------------------------
$  604,805        $3,954,825          $   12,775        $  113,781           $  312,183        $  931,258        $  149,079
===========================================================================================================================
$  657,640        $4,788,262(1)       $   12,272        $  113,604(1)        $  312,183        $  931,258        $  149,079
         3            13,953                  24                16                   14                29                31
    16,989                --                  --                --                   --                --                --
       183            10,558                  26                --                   --                --                --
        --                --                  --               887                  638             1,549               521
       548             7,935                 119                --                   --                22               192
        --                --                  32                --                   --                --                --
        13               137                  --                 8                   22                23                18
---------------------------------------------------------------------------------------------------------------------------
   675,376         4,820,845              12,473           114,515              312,857           932,881           149,841
---------------------------------------------------------------------------------------------------------------------------

        --            13,679                  47                --                   --                --                --
     1,426             3,371                  --               284                    7                19               201
        --                --                  --               101                  329               784               115
        --           758,590                  --            26,002                   --                --                --
        69               397                  --                 5                   13                36                 6
        52               198                   6                 7                   26                48                14
        24                50                   4                 7                    6                 8                 5
        --                 2                   1                --                   --                 1                 1
         2                30                  --                --                    1                 3                --
        --                --                  --                --                   59                96                10
        42               220                  11                19                   29                64                15
---------------------------------------------------------------------------------------------------------------------------
     1,615           776,537                  69            26,425                  470             1,059               367
---------------------------------------------------------------------------------------------------------------------------
$  673,761        $4,044,308          $   12,404        $   88,090           $  312,387        $  931,822        $  149,474
===========================================================================================================================

$  634,136        $3,092,750          $   12,772        $   90,148           $  312,399        $  931,866        $  149,501
        --             1,833                   4                16                   --                --                --
   (13,210)          116,250                 131            (1,897)                 (12)              (44)              (27)
    52,835           833,475                (503)             (177)                  --                --                --
---------------------------------------------------------------------------------------------------------------------------
$  673,761        $4,044,308          $   12,404        $   88,090           $  312,387        $  931,822        $  149,474
===========================================================================================================================

 Unlimited         Unlimited           Unlimited         Unlimited            Unlimited         Unlimited         Unlimited
===========================================================================================================================
    41,815           116,508               1,275             8,028              167,130           526,468           124,669
        --                --                  --                --              145,304           405,427            24,887
---------------------------------------------------------------------------------------------------------------------------
    41,815           116,508               1,275             8,028              312,434           931,895           149,556
===========================================================================================================================
$    16.11        $    34.71          $     9.73        $    10.97           $     1.00        $     1.00        $     1.00
===========================================================================================================================
       $--               $--                 $--               $--           $     1.00        $     1.00        $     1.00
===========================================================================================================================


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 39

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2008 (IN THOUSANDS)

                                                                        STOCK          MID CAP
                                                                         FUND            FUND
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income ...............................................     $      104      $       50
  Securities lending income .....................................             28              --
  Dividend income ...............................................          1,605             292
                                                                      --------------------------
      Total investment income ...................................          1,737             342
                                                                      --------------------------
EXPENSES:
  Investment advisory fees ......................................            528             300
  Administration and fund accounting fees .......................             88              78
  Shareholder servicing fees ....................................            123              52
  Professional fees .............................................             20               4
  Federal and state registration fees ...........................             19              14
  Custody fees ..................................................             15              29
  Reports to shareholders .......................................             14               5
  Insurance fees ................................................              2              --
  Directors' fees ...............................................              3               1
  Distribution fees .............................................             --              --
  Other expenses ................................................              6               8
                                                                      --------------------------
      Total expenses before waiver ..............................            818             491
                                                                      --------------------------
  Waiver/Recovery of fees .......................................             27             (34)
  Net expenses ..................................................            791             525
                                                                      --------------------------
  Net investment income (loss) ..................................            946            (183)
                                                                      --------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss) from investment and
    foreign currency transactions ...............................          3,690             279
  Net increase (decrease) in unrealized appreciation/depreciation on investments and translation of assets and liabilities
    in foreign currencies .......................................         (7,502)          1,101
                                                                      --------------------------
  Net realized and unrealized gain (loss) on investments
    and foreign currencies ......................................         (3,812)          1,380
                                                                      --------------------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ...................................     $   (2,866)     $    1,197
                                                                      ==========================

*     COMMENCED OPERATIONS ON DECEMBER 31, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
40                                                 UMB SCOUT FUNDS ANNUAL REPORT

                                                                      MONEY MARKET     MONEY MARKET
                                   INTERNATIONAL                          FUND             FUND           TAX-FREE
SMALL CAP        INTERNATIONAL       DISCOVERY           BOND            FEDERAL           PRIME        MONEY MARKET
   FUND              FUND              FUND*             FUND           PORTFOLIO        PORTFOLIO          FUND
-------------------------------------------------------------------------------------------------------------------
$    1,733        $    7,557        $       16        $    3,770       $   11,478       $   28,722       $    4,129
        --             1,974                --               107               --               --               --
     2,060            74,737               129                --               --               --               --
-------------------------------------------------------------------------------------------------------------------
     3,793            84,268               145             3,877           11,478           28,722            4,129
-------------------------------------------------------------------------------------------------------------------

     5,137            26,786                38               486              923            2,471              440
       562             2,179                37                85              309              567              163
       911             4,921                25                90               62               89               53
        30               199                 8                26               30               52               23
        39               108                 3                18               30               36               28
        58               671                12                22               41               89               26
       124               456                 3                14               40               85               22
         6                24                --                 3                2                8                2
        20                97                --                 3                9               22                4
        --                --                --                --              348              628               67
        15                58                 9                31               12               92               14
-------------------------------------------------------------------------------------------------------------------
     6,902            35,499               135               778            1,806            4,139              842
-------------------------------------------------------------------------------------------------------------------
        --                --                70                36               --               --               --
     6,902            35,499                65               742            1,806            4,139              842
-------------------------------------------------------------------------------------------------------------------
    (3,109)           48,769                80             3,135            9,672           24,583            3,287
-------------------------------------------------------------------------------------------------------------------

   (12,067)          120,986               131               174               12               86               (2)

   (41,515)         (256,286)             (503)            1,710               --               --               --
-------------------------------------------------------------------------------------------------------------------

   (53,582)         (135,300)             (372)            1,884               12               86               (2)
-------------------------------------------------------------------------------------------------------------------

$  (56,691)       $  (86,531)       $     (292)       $    5,019       $    9,684       $   24,669       $    3,285
===================================================================================================================


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 41

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                                           STOCK FUND
                                                                                  -----------------------------
                                                                                    YEAR ENDED      YEAR ENDED
                                                                                  JUNE 30, 2008   JUNE 30, 2007
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) .................................................    $      946      $    1,209
  Net realized gain (loss) from investment and foreign currency transactions ...         3,690          14,343
  Net increase (decrease) in unrealized appreciation/depreciation on investments
    and translation of assets and liabilities in foreign currencies ............        (7,502)         (1,683)
                                                                                    --------------------------
  Net increase (decrease) in net assets resulting from operations ..............        (2,866)         13,869
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Investor Shares ............................................................          (934)         (1,153)
    Service Shares .............................................................            --              --
  Tax return of capital
    Investor Shares ............................................................            --              --
    Service Shares .............................................................            --              --
  Net realized gain from investment and foreign currency transactions
    Investor Shares ............................................................        (9,529)        (11,495)
    Service Shares .............................................................            --              --
                                                                                    --------------------------
  Total distributions to shareholders ..........................................       (10,463)        (12,648)
CAPITAL SHARE TRANSACTIONS:
  Investor Shares
    Shares sold ................................................................        21,901           9,543
    Shares issued for reinvestment of distributions ............................        10,002          11,937
    Redemption fees ............................................................            --              --
    Shares redeemed ............................................................       (20,997)        (45,594)
                                                                                    --------------------------
    Net increase (decrease) from capital share transactions ....................        10,906         (24,114)
  Service Shares
    Shares sold ................................................................            --              --
    Shares issued for reinvestment of distributions ............................            --              --
    Redemption fees ............................................................            --              --
    Shares redeemed ............................................................            --              --
                                                                                    --------------------------
    Net increase (decrease) from capital share transactions ....................            --              --
  Net increase (decrease) from capital share transactions ......................        10,906         (24,114)
  Net increase (decrease) in net assets ........................................        (2,423)        (22,893)
NET ASSETS:
  Beginning of period ..........................................................        92,759         115,652
                                                                                    --------------------------
  End of period ................................................................    $   90,336      $   92,759
                                                                                    ==========================
TRANSACTIONS IN SHARES:
  Investor Shares
    Shares sold ................................................................         1,610             638
    Shares reinvested ..........................................................           706             826
    Shares redeemed ............................................................        (1,448)         (3,035)
                                                                                    --------------------------
    Net increase (decrease) ....................................................           868          (1,571)
  Service Shares
    Shares sold ................................................................            --              --
    Shares reinvested ..........................................................            --              --
    Shares redeemed ............................................................            --              --
                                                                                    --------------------------
    Net increase (decrease) ....................................................            --              --
Net increase (decrease) ........................................................           868          (1,571)
                                                                                    ==========================

*     COMMENCED OPERATIONS ON DECEMBER 31, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
42                                                 UMB SCOUT FUNDS ANNUAL REPORT

                                                                                                            INTERNATIONAL
         MID CAP FUND                       SMALL CAP FUND                   INTERNATIONAL FUND               DISCOVERY
-------------------------------     -------------------------------     -------------------------------     -------------
 YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
JUNE 30, 2008     JUNE 30, 2007     JUNE 30, 2008     JUNE 30, 2007     JUNE 30, 2008     JUNE 30, 2007     JUNE 30, 2008
-------------------------------------------------------------------------------------------------------------------------
 $     (183)       $       (7)       $   (3,109)       $     (876)       $   48,769        $   44,531        $       80
        279               945           (12,067)           55,465           120,986            92,968               131
      1,101             2,630           (41,515)           38,972          (256,286)          615,484              (503)
-------------------------------------------------------------------------------------------------------------------------
      1,197             3,568           (56,691)           93,561           (86,531)          752,983              (292)

         --               (17)               --                --           (49,964)          (42,177)              (78)
         --                --                --                --                --                --                --
       (216)               --                --                --                --                --                --
         --                --                --                --                --                --                --
     (2,721)               --           (52,791)          (34,452)          (58,250)         (115,770)               --
         --                --                --                --                --                --                --
-------------------------------------------------------------------------------------------------------------------------
     (2,937)              (17)          (52,791)          (34,452)         (108,214)         (157,947)              (78)

     31,569            26,706           186,059           262,735         1,323,745           668,343            12,832
      2,519                17            51,095            33,462           104,666           153,191                68
          3                --                34               293               207                92                --
    (18,170)             (228)         (172,722)         (230,945)         (594,869)         (647,892)             (126)
-------------------------------------------------------------------------------------------------------------------------
     15,921            26,495            64,466            65,545           833,749           173,734            12,774

         --                --                --                --                --                --                --
         --                --                --                --                --                --                --
         --                --                --                --                --                --                --
         --                --                --                --                --                --                --
-------------------------------------------------------------------------------------------------------------------------
         --                --                --                --                --                --                --
     15,921            26,495            64,466            65,545           833,749           173,734            12,774
     14,181            30,046           (45,016)          124,654           639,004           768,770            12,404

     30,046                --           718,777           594,123         3,405,304         2,636,534                --
-------------------------------------------------------------------------------------------------------------------------
 $   44,227        $   30,046        $  673,761        $  718,777        $4,044,308        $3,405,304        $   12,404
=========================================================================================================================

      2,766             2,519            10,883            15,171            36,356            20,386             1,281
        222                 2             2,955             1,967             2,868             4,625                 7
     (1,568)              (20)          (10,038)          (13,262)          (16,393)          (19,813)              (13)
-------------------------------------------------------------------------------------------------------------------------
      1,420             2,501             3,800             3,876            22,831             5,198             1,275

         --                --                --                --                --                --                --
         --                --                --                --                --                --                --
         --                --                --                --                --                --                --
-------------------------------------------------------------------------------------------------------------------------
         --                --                --                --                --                --                --
      1,420             2,501             3,800             3,876            22,831             5,198             1,275
=========================================================================================================================

                                                         CONTINUED ON NEXT PAGE.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 43

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                BOND FUND
                                                                                     -------------------------------
                                                                                       YEAR ENDED        YEAR ENDED
                                                                                     JUNE 30, 2008     JUNE 30, 2007
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) .................................................       $    3,135        $    4,222
  Net realized gain (loss) from investment and foreign currency transactions ...              174              (973)
  Net increase (decrease) in unrealized appreciation/depreciation on investments
    and translation of assets and liabilities in foreign currencies ............            1,710             2,424
                                                                                       ----------------------------
  Net increase (decrease) in net assets resulting from operations ..............            5,019             5,673
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Investor Shares ............................................................           (3,192)           (4,403)
    Service Shares .............................................................               --                --
  Tax return of capital
    Investor Shares ............................................................               --                --
    Service Shares .............................................................               --                --
  Net realized gain from investment and foreign currency transactions
    Investor Shares ............................................................               --                --
    Service Shares .............................................................               --                --
                                                                                       ----------------------------
  Total distributions to shareholders ..........................................           (3,192)           (4,403)
CAPITAL SHARE TRANSACTIONS:
  Investor Shares
    Shares sold ................................................................           21,550             7,198
    Shares issued for reinvestment of distributions ............................            1,740             2,117
    Redemption fees ............................................................               --                --
    Shares redeemed ............................................................          (30,340)          (36,275)
                                                                                       ----------------------------
    Net increase (decrease) from capital share transactions ....................           (7,050)          (26,960)
  Service Shares
    Shares sold ................................................................               --                --
    Shares issued for reinvestment of distributions ............................               --                --
    Redemption fees ............................................................               --                --
    Shares redeemed ............................................................               --                --
                                                                                       ----------------------------
    Net increase (decrease) from capital share transactions ....................               --                --
  Net increase (decrease) from capital share transactions ......................           (7,050)          (26,960)
  Net increase (decrease) in net assets ........................................           (5,223)          (25,690)
NET ASSETS:
  Beginning of period ..........................................................           93,313           119,003
                                                                                       ----------------------------
  End of period ................................................................       $   88,090        $   93,313
                                                                                       ============================
TRANSACTIONS IN SHARES:
  Investor Shares
    Shares sold ................................................................            1,955               664
    Shares reinvested ..........................................................              158               195
    Shares redeemed ............................................................           (2,770)           (3,341)
                                                                                       ----------------------------
    Net increase (decrease) ....................................................             (657)           (2,482)
  Service Shares
    Shares sold ................................................................               --                --
    Shares reinvested ..........................................................               --                --
    Shares redeemed ............................................................               --                --
                                                                                       ----------------------------
    Net increase (decrease) ....................................................               --                --
  Net increase (decrease) ......................................................             (657)           (2,482)
                                                                                       ============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
44                                                 UMB SCOUT FUNDS ANNUAL REPORT

      MONEY MARKET FUND                  MONEY MARKET FUND                        TAX-FREE
      FEDERAL PORTFOLIO                   PRIME PORTFOLIO                     MONEY MARKET FUND
------------------------------     -------------------------------     -------------------------------
  YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
JUNE 30, 2008    JUNE 30, 2007     JUNE 30, 2008     JUNE 30, 2007     JUNE 30, 2008     JUNE 30, 2007
------------------------------------------------------------------------------------------------------
  $    9,672       $   11,541        $   24,583        $   31,253        $    3,287        $    4,107
          12               (2)               86               (19)               (2)                1
          --               --                --                --                --                --
------------------------------------------------------------------------------------------------------
       9,684           11,539            24,669            31,234             3,285             4,108

      (8,403)         (11,541)          (21,961)          (31,253)           (3,130)           (4,107)
      (1,269)              --            (2,622)               --              (157)               --
          --               --                --                --                --                --
          --               --                --                --                --                --
          --               --                --                --                --                --
          --               --                --                --                --                --
------------------------------------------------------------------------------------------------------
      (9,672)         (11,541)          (24,583)          (31,253)           (3,287)           (4,107)

     491,333          453,547         1,192,478         1,809,713           228,690           320,618
       1,262            1,576             6,441             7,563               360               275
          --               --                --                --                --                --
    (603,781)        (381,402)       (1,344,086)       (1,717,317)         (244,466)         (291,216)
------------------------------------------------------------------------------------------------------
    (111,186)          73,721          (145,167)           99,959           (15,416)           29,677
     311,416               --         1,067,844                --            64,614                --
          --               --                --                --                --                --
          --               --                --                --                --                --
    (166,112)              --          (662,417)               --           (39,727)               --
     145,304               --           405,427                --            24,887                --
      34,118           73,721           260,260            99,959             9,471            29,678
      34,130           73,719           260,346            99,940             9,469            29,678
     278,257          204,538           671,476           571,536           140,005           110,327
------------------------------------------------------------------------------------------------------
  $  312,387       $  278,257        $  931,822        $  671,476        $  149,474        $  140,005
======================================================================================================

     491,333          453,548         1,192,478         1,809,713           228,690           320,618
       1,262            1,576             6,441             7,563               360               275
    (603,781)        (381,402)       (1,344,086)       (1,717,316)         (244,466)         (291,216)
------------------------------------------------------------------------------------------------------
    (111,186)          73,722          (145,167)           99,960           (15,416)           29,677

     311,416               --         1,067,844                --            64,613                --
          --               --                --                --                --                --
    (166,112)              --          (662,417)               --           (39,727)               --
------------------------------------------------------------------------------------------------------
     145,304               --           405,427                --            24,886                --
      34,118           73,722           260,260            99,960             9,470            29,677
======================================================================================================


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 45

FINANCIAL HIGHLIGHTS
PER SHARE INCOME AND CAPITAL CHANGES FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD.

UMB SCOUT STOCK FUND

                                                                              FOR THE PERIODS ENDED JUNE 30,
                                                               2008          2007          2006          2005          2004
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....................    $  15.23      $  15.09      $  15.33      $  14.95      $  13.29
                                                             ----------------------------------------------------------------
  Income from investment operations:
    Net investment income ...............................        0.16          0.17          0.14          0.13          0.08
    Net realized and unrealized gain (loss) on securities       (0.50)         1.78          1.79          0.71          1.66
                                                             ----------------------------------------------------------------
  Total from investment operations ......................       (0.34)         1.95          1.93          0.84          1.74
                                                             ----------------------------------------------------------------
  Distributions from:
    Net investment income ...............................       (0.15)        (0.17)        (0.15)        (0.13)        (0.08)
    Net realized gain on securities .....................       (1.76)        (1.64)        (2.02)        (0.33)           --
                                                             ----------------------------------------------------------------
Total distributions .....................................       (1.91)        (1.81)        (2.17)        (0.46)        (0.08)
                                                             ----------------------------------------------------------------
Net asset value, end of period ..........................    $  12.98      $  15.23      $  15.09      $  15.33      $  14.95
                                                             ================================================================
Total return ............................................       (3.14)%       13.52%        13.05%         5.67%        13.07%
                                                             ================================================================
Ratios/Supplemental Data
Net assets, end of period (in ...........................    $     90      $     93      $    116      $     93      $    127
millions)
Ratio of expenses to average net assets:
    Net of waivers ......................................        0.90%         0.90%         0.90%         0.88%         0.87%
    Before waivers ......................................        0.93%         0.88%         0.93%         0.89%         0.87%
Ratio of net investment income to average net assets:
    Net of waivers ......................................        1.08%         1.11%         1.04%         0.75%         0.50%
    Before waivers ......................................        1.05%         1.13%         1.01%         0.74%         0.50%
Portfolio turnover rate .................................          77%           71%           60%           62%           54%

UMB SCOUT MID CAP FUND (FUND INCEPTION OCTOBER 31, 2006)

                                                                                                          FOR THE PERIODS
                                                                                                           JUNE 30, ENDED
                                                                                                         2008          2007
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..............................................................    $  12.01      $  10.00
                                                                                                       ----------------------
  Income from investment operations:
    Net investment income .........................................................................          --          0.01
    Net realized and unrealized gain (loss) on securities .........................................        0.17          2.01
                                                                                                       ----------------------
  Total from investment operations ................................................................        0.17          2.02
                                                                                                       ----------------------
  Distributions from:
    Net investment income .........................................................................          --         (0.01)
    Tax return of capital .........................................................................       (0.07)           --
    Net realized gain on securities ...............................................................       (0.83)           --
                                                                                                       ----------------------
Total distributions ...............................................................................       (0.90)        (0.01)
                                                                                                       ----------------------
Net asset value, end of period ....................................................................    $  11.28      $  12.01
                                                                                                       ======================
Total return ......................................................................................        1.39%        20.26%
                                                                                                       ======================
Ratios/Supplemental Data
Net assets, end of period (in millions) ...........................................................    $     44      $     30
Ratio of expenses to average net assets:
  Net of waivers/Recovery of fees .................................................................        1.40%         1.40%
  Before waivers ..................................................................................        1.31%         1.93%
Ratio of net investment income to average net assets:
  Net of waivers ..................................................................................       (0.49)%       (0.06)%
  Before waivers ..................................................................................       (0.40)%       (0.59)%
Portfolio turnover rate ...........................................................................         415%          234%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
46                                                 UMB SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
PER SHARE INCOME AND CAPITAL CHANGES FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD.

UMB SCOUT SMALL CAP FUND

                                                                              FOR THE PERIODS ENDED JUNE 30,
                                                               2008          2007          2006          2005          2004
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....................    $  18.91      $  17.40      $  15.36      $  14.88      $  10.89
                                                             ----------------------------------------------------------------
  Income from investment operations:
    Net investment income ...............................          --            --            --            --            --
    Net realized and unrealized gain (loss) on securities       (1.40)         2.45          2.45          1.08          4.27
                                                             ----------------------------------------------------------------
  Total from investment operations ......................       (1.40)         2.45          2.45          1.08          4.27
                                                             ----------------------------------------------------------------
  Distributions from:
    Net investment income ...............................          --            --            --            --            --
    Net realized gain on securities .....................       (1.40)        (0.94)        (0.41)        (0.60)        (0.28)
                                                             ----------------------------------------------------------------
Total distributions .....................................       (1.40)        (0.94)        (0.41)        (0.60)        (0.28)
                                                             ----------------------------------------------------------------
Net asset value, end of period ..........................    $  16.11      $  18.91      $  17.40      $  15.36      $  14.88
                                                             ================================================================
Total return ............................................       (7.90)%       14.70%        16.16%         7.34%        39.64%
                                                             ================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions) .................    $    674      $    719      $    594      $    330      $    108
Ratio of expenses to average net assets .................        1.01%         1.02%         1.06%         0.96%         0.89%
Ratio of net investment income to average net assets ....       (0.45)%       (0.13)%       (0.09)%       (0.23)%       (0.20)%
Portfolio turnover rate .................................         226%          207%           92%           66%          109%

UMB SCOUT INTERNATIONAL FUND (FORMERLY KNOWN AS THE UMB SCOUT WORLDWIDE FUND)*

                                                                              FOR THE PERIODS ENDED JUNE 30,
                                                               2008          2007          2006          2005          2004
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....................    $  36.35      $  29.80      $  24.64      $  21.33      $  17.08
                                                             ----------------------------------------------------------------
  Income from investment operations:
    Net investment income ...............................        0.43          0.48          0.26          0.22          0.16
    Net realized and unrealized gain (loss) on securities       (1.02)         7.82          5.47          3.31          4.25
                                                             ----------------------------------------------------------------
  Total from investment operations ......................       (0.59)         8.30          5.73          3.53          4.41
                                                             ----------------------------------------------------------------
  Distributions from:
    Net investment income ...............................       (0.45)        (0.45)        (0.27)        (0.22)        (0.16)
    Net realized gain on securities .....................       (0.60)        (1.30)        (0.30)           --            --
                                                             ----------------------------------------------------------------
Total distributions .....................................       (1.05)        (1.75)        (0.57)        (0.22)        (0.16)
                                                             ----------------------------------------------------------------
Net asset value, end of period. .........................    $  34.71      $  36.35      $  29.80      $  24.64      $  21.33
                                                             ================================================================
Total return ............................................       (1.71)%       28.47%        23.36%        16.58%        25.81%
                                                             ================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions) .................    $  4,044      $  3,405      $  2,637      $  1,325      $    724
Ratio of expenses to average net assets .................        0.96%         0.97%         1.03%         1.04%         1.10%
Ratio of net investment income to average net assets ....        1.32%         1.50%         1.08%         1.10%         0.87%
Portfolio turnover rate .................................          17%           19%           23%           19%           12%

* EFFECTIVE OCTOBER 31, 2006, THE UMB SCOUT WORLDWIDE FUND WAS REORGANIZED AS THE UMB SCOUT INTERNATIONAL FUND, AND THE FUND'S INVESTMENT OBJECTIVE AND CERTAIN INVESTMENT POLICIES WERE CHANGED.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.          CONTINUED ON NEXT PAGE.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 47

FINANCIAL HIGHLIGHTS
PER SHARE INCOME AND CAPITAL CHANGES FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD.

UMB SCOUT INTERNATIONAL DISCOVERY FUND

                                                                                                     DECEMBER 31, 2007* TO
                                                                                                          JUNE 30, 2008
Net asset value, beginning of period ...............................................................        $  10.00
                                                                                                            --------
  Income from investment operations:
    Net investment income ..........................................................................            0.06
    Net realized and unrealized gain (loss) on securities ..........................................           (0.27)
                                                                                                            --------
  Total from investment operations .................................................................           (0.21)
                                                                                                            --------
  Distributions from:
    Net investment income ..........................................................................           (0.06)
    Net realized gain on securities ................................................................              --
                                                                                                            --------
Total distributions ................................................................................           (0.06)
                                                                                                            --------
Net asset value, end of period .....................................................................        $   9.73
                                                                                                            ========
Total return .......................................................................................           (2.09)%
                                                                                                            ========
Ratios/Supplemental Data
Net assets, end of period (in millions) ............................................................        $     12
Ratio of expenses to average net assets:
  Net of waivers ...................................................................................            1.60%(a)
  Before waivers ...................................................................................            3.35%(a)
Ratio of net investment income to average net assets:
  Net of waivers ...................................................................................            1.98%(a)
  Before waivers ...................................................................................            0.23%(a)
Portfolio turnover rate ............................................................................              12%

UMB SCOUT BOND FUND

                                                                                FOR THE PERIODS ENDED JUNE 30,
                                                               2008          2007          2006          2005          2004
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....................    $  10.74      $  10.66      $  11.16      $  11.15      $  11.80
                                                             ----------------------------------------------------------------
  Income from investment operations:
    Net investment income ...............................        0.41          0.44          0.39          0.41          0.43
    Net realized and unrealized gain (loss) on securities        0.23          0.08         (0.47)         0.04         (0.55)
                                                             ----------------------------------------------------------------
  Total from investment operations ......................        0.64          0.52         (0.08)         0.45         (0.12)
                                                             ----------------------------------------------------------------
  Distributions from:
    Net investment income ...............................       (0.41)        (0.44)        (0.42)        (0.41)        (0.43)
    Net realized gain on securities .....................          --            --            --         (0.03)        (0.10)
                                                             ----------------------------------------------------------------
Total distributions .....................................       (0.41)        (0.44)        (0.42)        (0.44)        (0.53)
                                                             ----------------------------------------------------------------
Net asset value, end of period. .........................    $  10.97      $  10.74      $  10.66      $  11.16      $  11.15
                                                             ================================================================
Total return ............................................        6.02%         4.90%         (.71)%        4.08%         (.99)%
                                                             ================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions) .................    $     88      $     93      $    119      $     76      $     82
Ratio of expenses to average net assets:
  Net of waivers ........................................        0.87%         0.87%         0.87%         0.87%         0.87%
  Before waivers ........................................        0.91%         0.87%         0.90%         0.89%         0.87%
Ratio of net investment income to average net assets:
  Net of waivers ........................................        3.67%         4.04%         3.74%         3.65%         3.76%
  Before waivers ........................................        3.63%         4.05%         3.71%         3.63%         3.76%
Portfolio turnover rate .................................          74%           34%           11%           25%           65%

*     INCEPTION DATE.

(A)   ANNUALIZED

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
48                                                 UMB SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
PER SHARE INCOME AND CAPITAL CHANGES FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD.

UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO - INVESTOR CLASS

                                                                              FOR THE PERIODS ENDED JUNE 30,
                                                               2008          2007          2006          2005          2004
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ......................    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                             ----------------------------------------------------------------
  Income from investment operations:
    Net investment income ...............................        0.03          0.05          0.04          0.02          0.01
                                                             ----------------------------------------------------------------
  Distributions from:
    Net investment income ...............................       (0.03)        (0.05)        (0.04)        (0.02)        (0.01)
                                                             ----------------------------------------------------------------
Net asset value, end of year ............................    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                             ================================================================
Total return ............................................        3.38%         4.82%         3.62%         1.69%         0.52%
                                                             ================================================================
Ratios/Supplemental Data
Net assets, end of year (in millions) ...................    $    167      $    278      $    205      $    203      $    210
Ratio of expenses to average net assets .................        0.47%         0.46%         0.50%         0.51%         0.51%
Ratio of net investment income to average net assets ....        3.26%         4.73%         3.58%         1.65%         0.52%

UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO - SERVICE CLASS

                                                                                                        JULY 18, 2007*
                                                                                                              TO
                                                                                                        JUNE 30, 2008
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............................................................       $   1.00
                                                                                                           --------
  Income from investment operations:
    Net investment income ..........................................................................           0.03
                                                                                                           --------
  Distributions from:
    Net investment income ..........................................................................          (0.03)
                                                                                                           --------
Net asset value, end of period. ....................................................................       $   1.00
                                                                                                           ========
Total return. ......................................................................................           2.69%
                                                                                                           ========
Ratios/Supplemental Data
Net assets, end of period (in millions) ............................................................       $    145
Ratio of expenses to average net assets ............................................................           1.02%(a)
Ratio of net investment income to average net assets ...............................................           2.88%(a)

*     INCEPTION DATE.

(A)   ANNUALIZED

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.          CONTINUED ON NEXT PAGE.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 49

FINANCIAL HIGHLIGHTS
PER SHARE INCOME AND CAPITAL CHANGES FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD.

UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO - INVESTOR CLASS

                                                                              FOR THE PERIODS ENDED JUNE 30,
                                                               2008          2007          2006          2005          2004
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period. ...................    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                             ----------------------------------------------------------------
  Income from investment operations:
    Net investment income ...............................        0.04          0.05          0.04          0.02          0.01
                                                             ----------------------------------------------------------------
  Distributions from:
    Net investment income ...............................       (0.04)        (0.05)        (0.04)        (0.02)        (0.01)
                                                             ----------------------------------------------------------------
Net asset value, end of period. .........................    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                             ================================================================
Total return. ...........................................        3.58%         4.90%         3.68%         1.71%         0.54%
                                                             ================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions) .................    $    526      $    671      $    572      $    517      $    587
Ratio of expenses to average net assets .................        0.48%         0.46%         0.50%         0.50%         0.51%
Ratio of net investment income to average net assets ....        3.47%         4.80%         3.64%         1.69%         0.54%

UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO - SERVICE CLASS

                                                                                                        JULY 18, 2007*
                                                                                                             TO
                                                                                                        JUNE 30, 2008
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............................................................       $   1.00
                                                                                                           --------
  Income from investment operations:
    Net investment income ..........................................................................           0.03
                                                                                                           --------
  Distributions from:
    Net investment income ..........................................................................          (0.03)
                                                                                                           --------
Net asset value, end of period .....................................................................       $   1.00
                                                                                                           ========
Total return .......................................................................................           2.88%
                                                                                                           ========
Ratios/Supplemental Data
Net assets, end of period (in millions) ............................................................       $    406
Ratio of expenses to average net assets ............................................................           1.03%(a)
Ratio of net investment income to average net assets ...............................................           3.10%(a)

*     INCEPTION DATE.

(A)   ANNUALIZED

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
50                                                 UMB SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
PER SHARE INCOME AND CAPITAL CHANGES FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD.

UMB SCOUT TAX-FREE MONEY MARKET FUND - INVESTOR CLASS

                                                                              FOR THE PERIODS ENDED JUNE 30,
                                                               2008          2007           2006           2005          2004
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....................    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                             ----------------------------------------------------------------
  Income from investment operations:
    Net investment income ...............................        0.02          0.03          0.02          0.01            --
                                                             ----------------------------------------------------------------
  Distributions from:
    Net investment income ...............................       (0.02)        (0.03)        (0.02)        (0.01)           --
                                                             ----------------------------------------------------------------
Net asset value, end of period. .........................    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                             ================================================================
Total return. ...........................................        2.36%         3.14%         2.37%         1.25%         0.42%
                                                             ================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions) .................    $    124      $    140      $    110      $    147      $    146
Ratio of expenses to average net assets .................        0.53%         0.49%         0.53%         0.51%         0.51%
Ratio of net investment income to average net assets ....        2.29%         3.10%         2.33%         1.24%         0.42%

UMB SCOUT TAX-FREE MONEY MARKET FUND - SERVICE CLASS

                                                                                                        JULY 18, 2007*
                                                                                                              TO
                                                                                                        JUNE 30, 2008
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............................................................       $   1.00
                                                                                                           --------
  Income from investment operations:
    Net investment income ..........................................................................           0.02
                                                                                                           --------
  Distributions from:
    Net investment income ..........................................................................          (0.02)
                                                                                                           --------
Net asset value, end of period .....................................................................       $   1.00
                                                                                                           ========
Total return .......................................................................................           1.75%
                                                                                                           ========
Ratios/Supplemental Data
Net assets, end of period (in millions) ............................................................       $     25
Ratio of expenses to average net assets ............................................................           1.08%(a)
Ratio of net investment income to average net assets ...............................................           1.87%(a)

*     INCEPTION DATE.

(A)   ANNUALIZED

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 51

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

UMB Scout Funds, a Delaware statutory trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of the following nine diversified portfolios: UMB Scout Stock Fund ("Stock"), UMB Scout Mid Cap Fund ("Mid Cap"), UMB Scout Small Cap Fund ("Small Cap"), UMB Scout International Fund ("International"), UMB Scout International Discovery Fund ("International Discovery"), UMB Scout Bond Fund ("Bond"), UMB Scout Money Market Fund - Federal Portfolio ("Money Market - Federal Portfolio"), UMB Scout Money Market Fund - Prime Portfolio ("Money Market - Prime Portfolio") and UMB Scout Tax-Free Money Market Fund ("Tax-Free Money Market"), (individually referred to as a "Fund", or collectively as the "Funds'). Prior to October 2006, the International Fund was known as the UMB Scout WorldWide Fund.

The Funds' investment objectives are as follows:

FUND                                INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
Stock ............................. Long-term growth of capital and income

Mid Cap ........................... Long-term growth of capital

Small Cap ......................... Long-term growth of capital

International ..................... Long-term growth of capital and income

International Discovery ........... Long-term growth of capital

Bond .............................. Maximum current income consistent with quality and maturity standards

Money Market - Federal Portfolio .. Maximum income consistent with safety of principal and liquidity

Money Market - Prime Portfolio .... Maximum income consistent with safety of principal and liquidity

Tax-Free Money Market ............. Highest level of income exempt from federal income tax consistent with quality and
                                    maturity standards
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

A) SECURITY VALUATIONS -- Each security listed on an exchange, except Nasdaq National Market(R) and Nasdaq SmallCap(R) securities, is valued at its last sales price on that exchange. Where the security is listed on more than one exchange the Funds will use the price of that exchange which it generally considers to be the principal exchange on which the security is traded. If there are no sales, the security is valued at the mean between the last current closing bid and asked prices. Nasdaq National Market(R) and Nasdaq SmallCap(R) securities are valued at the Nasdaq Official Closing Price. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last current bid and asked prices. Debt securities (other than short-term instruments maturing within 60 days), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

      If the market price of a portfolio security is not readily available, or the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value in accordance with procedures adopted by the Board of Trustees. In addition, the Funds' advisor will value a security at fair value when significant events that materially affect the security's price occur after the last available market price and before the Fund calculates its net asset value. The fair value of securities is determined in good faith by taking into account all appropriate factors relevant to the value of the security. Securities held in the UMB Scout International Fund and UMB Scout International Discovery Fund may be listed on foreign exchanges that do not value their listed securities at the same time that the Fund calculates its NAV. These Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.


--------------------------------------------------------------------------------
52                                                 UMB SCOUT FUNDS ANNUAL REPORT

      Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income and distributions to shareholders are recorded on ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis, which is also used for income tax purposes.

B) FOREIGN CURRENCY -- Amounts denominated in, or expected to settle in, foreign currencies (FCs) are translated into United States dollars (US$) at rates provided by an independent pricing service on the following basis:

      a. Market value of investment securities, other than assets and liabilities -- at the closing rate of exchange on June 30, 2008

      b. Purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions (or the average rate if significant rate fluctuations have not occurred).

      The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities; sales of FCs; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the US$ equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

C) SECURITIES LENDING -- Certain Funds may engage in securities lending. The loans are secured by collateral which is at least equal to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for the securities on loan is recognized in the Statement of Assets and Liabilities. The cash collateral is maintained on each Fund's behalf by the lending agent and is invested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset dates) and money market funds. Loans are subject to termination at the option of the borrower of the security. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the invested collateral has declined in value, the Fund could lose money. The Fund has arranged for the lending agent to bear the risk of a borrower's failure to return borrowed securities, or delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

      As of June 30, 2008, the value of securities loaned and the payable on collateral due to broker were as follows:

                                              MARKET VALUE      PAYABLE ON
                                             OF SECURITIES      COLLATERAL
FUND (IN THOUSANDS)                              LOANED       DUE TO BROKER
---------------------------------------------------------------------------
Stock ..................................        $ 22,125        $ 22,934
International ..........................         731,386         758,590
Bond ...................................          25,067          26,002


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 53

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2008

Cash collateral was jointly pooled and invested in the following securities as of June 30, 2008:

                                              STOCK FUND      INTERNATIONAL FUND       BOND FUND             TOTAL
---------------------------------------------------------------------------------------------------------------------
Allstate Life Global Funding Trusts
  2.476%, 07/07/08 ..................        $    425,642        $ 14,079,164        $    482,594        $ 14,987,400
American Express Credit Corp.
  2.492%, 07/21/08 ..................             425,574          14,076,909             482,517          14,985,000
American General Finance Corp.
  2.531%, 07/15/08 ..................             566,864          18,750,424             642,712          19,960,000
Australia & New Zealand Banking
  Group Ltd., 2.511%, 07/23/08 ......             425,519          14,075,077             482,454          14,983,050
Banco Santander Totta S.A./London
  2.481%, 07/16/08 ..................             283,920           9,391,370             321,910           9,997,200
BMW US Capital LLC
  2.451%, 07/07/08 ..................             567,943          18,786,121             643,936          19,998,000
DnB NOR Bank ASA
  2.493%, 07/25/08 ..................             425,621          14,078,459             482,570          14,986,650
Dreyfus
  2.884%, 07/01/08 ..................           3,821,892         126,418,515           4,333,272         134,573,679
General Electric Capital Corp.
  2.501%, 07/24/08 ..................             425,463          14,073,246             482,391          14,981,100
Genworth Global Funding Trusts
  2.471%, 07/15/08 ..................             425,391          14,070,850             482,309          14,978,550
Greenwich Capital Holdings
  2.950%, 07/01/08 ..................             426,000          14,091,000             483,000          15,000,000
HSH Nordbank AG
  2.491%, 07/21/08 ..................             425,872          14,086,773             482,855          14,995,500
ING USA Annuity & Life
  2.173%, 07/28/08 ..................             426,000          14,091,000             483,000          15,000,000
International Business Machines Corp.
  2.448%, 07/03/08 ..................             567,835          18,782,552             643,813          19,994,200
Irish Life & Permanent PLC
  2.511%, 07/22/08 ..................             425,736          14,082,263             482,701          14,990,700
JP Morgan
  2.481%, 07/01/08 ..................             426,000          14,091,000             483,000          15,000,000
National Rural Utilities Cooperative
  Finance Corp., 2.491%, 07/01/08 ...             566,978          18,754,181             642,841          19,964,000
Pricoa Global Funding I
  2.483%, 08/27/08 ..................             283,594           9,380,566             321,540           9,985,700
Provident Temp Cash
  2.572%, 07/01/08 ..................           1,791,882          59,270,910           2,031,641          63,094,433
Provident Temp Cash
  2.618%, 07/01/08 ..................           2,460,642          81,391,814           2,789,883          86,642,339
Reserve Fund
  2.845%, 07/01/08 ..................           5,254,000         173,789,000           5,957,000         185,000,000
Societe Generale
  2.463%, 07/02/08 ..................             425,957          14,089,591             482,952          14,998,500
Unicredito Italiano Bank Ireland PLC
  2.478%, 07/09/08 ..................             425,889          14,087,337             482,874          14,996,100


--------------------------------------------------------------------------------
54                                                 UMB SCOUT FUNDS ANNUAL REPORT

                                              STOCK FUND      INTERNATIONAL FUND       BOND FUND             TOTAL
---------------------------------------------------------------------------------------------------------------------
Unilever Capital Corp.
  2.465%, 07/14/08 ..................        $    283,798        $  9,387,311        $    321,771        $  9,992,880
Wachovia Securities
  2.650%, 07/01/08 ..................             426,000          14,091,000             483,000          15,000,000
Wells Fargo & Co.
  2.631%, 07/18/08 ..................             424,339          14,036,045             481,116          14,941,500
WestLB AG/New York
  2.519%, 07/10/08 ..................              99,397           3,287,801             112,697           3,499,895
                                             ------------------------------------------------------------------------
                                             $ 22,933,748        $758,590,279        $ 26,002,349        $807,526,376
                                             ========================================================================

D) FEDERAL INCOME TAXES - The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal income tax provision is required.

      As of June 30, 2008, the following Funds had net capital loss carryovers:

                                                                             MONEY MARKET        MONEY MARKET          TAX-FREE
                                      SMALL CAP              BOND                FUND                FUND            MONEY MARKET
(IN THOUSANDS)                           FUND                FUND         FEDERAL PORTFOLIO    PRIME PORTFOLIO           FUND
---------------------------------------------------------------------------------------------------------------------------------
For losses expiring June 30,
   2011 .............................   $   --              $   --              $   --              $   --              $   25
   2012 .............................       --                  --                  --                  --                  --
   2013 .............................       --                 170                  --                  --                  --
   2014 .............................       --                 180                  11                  41                  --
   2015 .............................       --                 680                   1                   3                  --
   2016 .............................    7,203                 867                  --                  --                  --
                                        --------------------------------------------------------------------------------------
                                        $7,203              $1,897              $   12              $   44              $   25
                                        ======================================================================================

      Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

      As of June 30, 2008, the Mid Cap and Tax-Free Money Market Fund had (in thousands): $831 and $2 respectively, of post-October losses, which are deferred until July 1, 2008 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

E) DISTRIBUTIONS TO SHAREHOLDERS - Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles in the United States of America. These reclassifications are due to differing treatment for items such as deferral of wash sales, net operating losses and post-October capital losses.

      For Federal income tax purposes, the Stock, Mid Cap, Small Cap and International Funds designate capital gain dividends of (in thousands) $9,226, $7, $52,790 and $39,893, respectively, for the year ended June 30, 2008.

      For Federal income tax purposes the Tax-Free Money Market Fund designates tax-exempt income dividends of (in thousands) $3,287 for the year ended June 30, 2008.

      Pursuant to Section 853 of the Internal Revenue Code of 1986, the International and International Discovery Funds designate (in thousands):
      $84,298 and $145 of income derived from foreign sources and $8,166 and $13 of foreign taxes paid, respectively, for the year ended June 30, 2008.

      For the year ended June 30, 2008, 100%, 14.57%, 100% and 57.84% of the dividends paid from net investment income, including short-term capital gains (if any), for Stock, Mid Cap, International and International Discovery Funds, respectively, are designated as qualified dividend income.

                                                         CONTINUED ON NEXT PAGE.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 55

JUNE 30, 2008

      Dividends paid by the Stock, Mid Cap and International Funds, during the fiscal year ended June 30, 2008, which are not designated as capital gain distributions, should be multiplied by 100%, 13.44% and 1.11%, respectively, to arrive at the net amount eligible for the corporate dividend received deduction.

F) AMORTIZATION -- Discounts and premiums on securities purchased are amortized over the life of the respective securities.

G) USE OF ESTIMATES -- The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

H) GUARANTEES AND INDEMNIFICATIONS -- In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

I) MULTIPLE SHARE CLASS - MONEY MARKET FUNDS -- The UMB Scout Money Market Fund - Federal Portfolio, UMB Scout Money Market Fund - Prime Portfolio, and UMB Scout Tax-Free Money Market Fund each offer two classes of shares (Investor Class and Service Class). The Service Class shares are subject to a 0.50% shareholder servicing fee (listed as distribution fees on the financial statements). The Investor Class shares have no shareholder servicing fee. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A) INVESTMENT ADVISORY FEES -- The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the "Agreement") with Scout Investment Advisors, Inc. (the "Advisor"). Each of the Funds was subject to the following fees under the Agreement for the period from July 1, 2007 through June 30, 2008:

      Stock -- 0.60% of the first $1 billion of average daily net assets and 0.575% of daily net assets over $1 billion.

      Mid Cap -- 0.80% of the first $1 billion of average daily net assets and 0.70% of daily net assets over $1 billion.

      Small Cap -- 0.75% of the first $1 billion of average daily net assets and 0.65% of daily net assets over $1 billion.

      International -- 0.80% of the first $1 billion of average daily net assets and 0.70% of daily net assets over $1 billion.

      International Discovery -- 0.95% of the first $1 billion of average daily net assets and 0.85% of daily net assets over $1 billion.

      Bond -- 0.57% of the first $1 billion of average daily net assets and 0.52% of daily net assets over $1 billion.

      Money Market - Federal Portfolio and Tax-Free Money Market -- 0.30% of average daily net assets.

      Money Market - Prime Portfolio -- 0.34% of average daily net assets.

      Under an agreement with the Trust (the "Expense Limitation Agreement"), on behalf of Stock, Mid Cap, International Discovery and Bond Funds, the Advisor has agreed to subsidize expenses in order to limit the overall expenses of the Stock, Mid Cap and Bond Funds to no more than 0.90%, 1.40% and 0.87% of each Fund's average daily net assets (the "Expense Limits"), respectively, through October 31, 2008(1), and 1.60% of the International Discovery Fund's average daily net assets through October 31, 2009. Any time the annual total operating expenses of the UMB Scout Stock Fund, the UMB Scout Mid Cap Fund, the UMB Scout International Discovery Fund, and the UMB Scout Bond Fund are less than each Fund's respective Expense Limit on an annualized basis, the Advisor retains the right to seek reimbursement for any fees previously reduced to the extent that such reimbursement will not cause that Fund's annual total operating expenses to exceed its Expense Limit on an annualized basis. The UMB Scout Stock Fund, the UMB Scout Mid Cap Fund, the UMB Scout International Discovery Fund, and the UMB Scout Bond Fund are not obligated to reimburse the Advisor for fees that were reduced by the Advisor more than thirty-six months before the date of such reimbursement and no reimbursement will be sought for the periods prior to October 31, 2006, for the UMB Scout Stock Fund, the UMB Scout Mid Cap Fund, and the UMB Scout Bond Fund. For the fiscal year 2008, the Advisor for the UMB Scout Mid Cap Fund recovered previously reimbursed amounts of $32,590 as of June 30, 2008.

(1) Effective July 1, 2008, the Bond Fund's Expense Limit Under the Expense Limitation Agreement has been reduced to 0.57% of the Fund's average daily net assets.


--------------------------------------------------------------------------------
56                                                 UMB SCOUT FUNDS ANNUAL REPORT

The Funds had the following amounts that were eligible for recovery by the
Advisor:

                                                          INTERNATIONAL
                                       STOCK    MID CAP     DISCOVERY      BOND
(IN THOUSANDS)                          FUND      FUND         FUND        FUND
--------------------------------------------------------------------------------
Expense Reimbursements
Eligible for Recovery:
   6/30/05 .........................    $ --      $ --         $ --        $ 11
   6/30/06 .........................      32        --           --          35
   6/30/07 .........................      --        66           --          --
                                        ---------------------------------------
      Totals .......................    $ 32      $ 66         $ --        $ 46
                                        =======================================

B) ADMINISTRATION AND FUND ACCOUNTING FEES -- The Trust, on behalf of the Funds, has entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. ("UMBFS"), an affiliate of the Advisor. Each of the Funds was subject to the following fees under the Administration and Fund Accounting Agreement for the period from July 1, 2007 through June 30, 2008:

      Stock, Mid Cap, Small Cap, Bond, Money Market - Federal Portfolio, Money Market - Prime Portfolio and Tax-Free Money Market -- 0.10% of the first $250 million of average daily net assets, 0.075% of the next $250 million of average daily net assets, 0.050% of the next $250 million of average daily net assets and 0.030% of daily net assets over $750 million.

      International and International Discovery -- 0.12% of the first $250 million of average daily net assets, 0.095% of the next $250 million of average daily net assets, 0.070% of the next $250 million of average daily net assets and 0.050% of daily net assets over $750 million.

C) SHAREHOLDER SERVICING FEES -- UMBFS also serves as the Funds' transfer agent. UMBFS is paid a fee for these services based on the number of shareholder accounts and activity levels.

D) CUSTODIAN FEES -- UMB Bank, n.a. (the "Bank"), an affiliate of the Advisor, serves as the Funds' custodian. The Bank receives a fee for its services based on the value of securities held in the Funds and the number of transactions.

E) GENERAL -- Certain of the Officers and Directors of the Trust are Officers and Directors of one or more of the above companies.

3. INVESTMENT TRANSACTIONS

The aggregate amounts of security transactions during the year ended June 30, 2008, excluding short term investments, were as follows:

                                               OTHER THAN
                                            U.S. GOVERNMENT    U.S. GOVERNMENT
(IN THOUSANDS)                                 SECURITIES         SECURITIES
--------------------------------------------------------------------------------
STOCK FUND:
  Purchases ..........................        $    65,349        $        --
  Sale/Maturity proceeds .............        $    68,461        $        --
MID CAP FUND:
  Purchases ..........................        $   161,952        $        --
  Sale/Maturity proceeds .............        $   151,209        $        --
SMALL CAP FUND:
  Purchases ..........................        $ 1,444,638        $        --
  Sale/Maturity proceeds .............        $ 1,488,426        $        --
INTERNATIONAL FUND:
  Purchases ..........................        $ 1,278,963        $        --
  Sale/Maturity proceeds .............        $   593,813        $        --
INTERNATIONAL DISCOVERY FUND:
  Purchases ..........................        $    12,780        $        --
  Sale/Maturity proceeds .............        $       906        $        --
BOND FUND:
  Purchases ..........................        $     9,241        $    51,046
  Sale/Maturity proceeds .............        $     7,555        $    61,475

The aggregate amounts of security transactions during the year ended June 30, 2008, for the money market funds were as follows:

                                               OTHER THAN
                                            U.S. GOVERNMENT    U.S. GOVERNMENT
(IN THOUSANDS)                                 SECURITIES         SECURITIES
--------------------------------------------------------------------------------
MONEY MARKET FUND - FEDERAL PORTFOLIO:
  Purchases ..........................        $        --        $11,412,279
  Sale/Maturity proceeds .............        $        --        $11,379,020
MONEY MARKET FUND - PRIME PORTFOLIO:
  Purchases ..........................        $22,794,534        $ 4,831,850
  Sale/Maturity proceeds .............        $22,630,995        $ 4,757,539
TAX-FREE MONEY MARKET FUND:
  Purchases ..........................        $   659,454                $--
  Sale/Maturity proceeds .............        $   649,325                $--

                                                         CONTINUED ON NEXT PAGE.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 57

JUNE 30, 2008

4. FEDERAL TAX INFORMATION

At June 30, 2008, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

                                                                                                                       INTERNATIONAL
                                                                   STOCK        MID CAP      SMALL CAP   INTERNATIONAL   DISCOVERY
(IN THOUSANDS)                                                      FUND          FUND          FUND          FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation ......................................   $    9,894    $    4,664    $   81,120    $1,028,665    $      608
Unrealized depreciation ......................................       (3,033)       (1,801)      (34,292)     (195,469)       (1,125)
                                                                 ------------------------------------------------------------------
Net unrealized appreciation (depreciation) ...................   $    6,861    $    2,863    $   46,828    $  833,196    $     (517)
                                                                 ==================================================================
Cost of securities on a tax basis ............................   $  106,252    $   39,997    $  610,812    $3,955,065    $   12,789
                                                                 ==================================================================

                                                                                        MONEY MARKET    MONEY MARKET      TAX-FREE
                                                                                            FUND            FUND           MONEY
                                                                            BOND           FEDERAL          PRIME          MARKET
(IN THOUSANDS)                                                              FUND          PORTFOLIO       PORTFOLIO         FUND
-----------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation ...........................................      $      514      $       --      $       --      $       --
Unrealized depreciation ...........................................            (691)             --              --              --
                                                                         ----------------------------------------------------------
Net unrealized appreciation (depreciation) ........................      $     (177)     $       --      $       --      $       --
                                                                         ==========================================================
Cost of securities on a tax basis .................................      $  113,781      $  312,183      $  931,258      $  149,079
                                                                         ==========================================================

The tax character of distributions paid during the fiscal years ended June 30, 2008 and 2007, were as follows:

                                                                                                                    INTERNATIONAL
                                     STOCK  FUND         MID CAP FUND       SMALL CAP FUND    INTERNATIONAL FUND    DISCOVERY FUND
                                  ------------------  ------------------  ------------------  ------------------  ------------------
                                    YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                   ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,
(IN THOUSANDS)                      2008      2007      2008      2007      2008      2007      2008      2007      2008      2007
------------------------------------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary Income ..............  $ 1,237   $ 1,842    $2,714    $   18   $    --    $19,025  $ 68,321  $ 42,177   $   78     $ --
  Net long-term capital gains ..    9,226    10,806         7        --    52,791     15,427    39,893   115,770       --       --
                                  ------------------------------------------------------------------------------------------------
Total taxable distributions ....   10,463    12,648     2,721        18    52,791     34,452   108,214   157,947       78       --
  Exempt interest ..............       --        --        --        --        --         --        --        --       --       --
  Tax return of capital ........       --        --       216        --        --         --        --        --       --       --
                                  ------------------------------------------------------------------------------------------------
Total distributions paid .......  $10,463   $12,648    $2,937    $   18   $52,791    $34,452  $108,214  $157,947   $   78     $ --
                                  ================================================================================================

                                                                          MONEY MARKET FUND   MONEY MARKET FUND       TAX-FREE
                                                          BOND FUND       FEDERAL PORTFOLIO    PRIME PORTFOLIO    MONEY MARKET FUND
                                                      ------------------  ------------------  ------------------  ------------------
                                                        YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                                       ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                                      JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,
(IN THOUSANDS)                                          2008      2007      2008      2007      2008      2007      2008      2007
------------------------------------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary Income ..................................  $ 3,192   $ 4,403   $ 9,672   $11,541   $24,583   $31,253   $    --   $    --
  Net long-term capital gains ......................       --        --        --        --        --        --        --        --
                                                      -----------------------------------------------------------------------------
Total taxable distributions ........................    3,192     4,403     9,672    11,541    24,583    31,253        --        --
  Exempt interest ..................................       --        --        --        --        --        --     3,287     4,107
  Tax return of capital ............................       --        --        --        --        --        --        --        --
                                                      -----------------------------------------------------------------------------
Total distributions paid ...........................  $ 3,192   $ 4,403   $ 9,672   $11,541   $24,583   $31,253   $ 3,287   $ 4,107
                                                      =============================================================================

As of June 30, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows:

                                                                                                                       INTERNATIONAL
                                                                       STOCK      MID CAP    SMALL CAP   INTERNATIONAL   DISCOVERY
(IN THOUSANDS)                                                          FUND        FUND        FUND          FUND         FUND
------------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income ......................................  $     34    $     --    $     --      $  1,833     $    149
Undistributed long-term capital gains ..............................     1,354          --          --       116,491           --
                                                                      ------------------------------------------------------------
Tax accumulated earnings ...........................................     1,388          --          --       118,324          149
Accumulated capital and other losses ...............................        --        (831)     (7,203)           --           --
Unrealized appreciation (depreciation) on investments ..............     6,861       2,863      46,828       833,196         (517)
Unrealized appreciation on foreign currency ........................        --          --          --            38           --
                                                                      ------------------------------------------------------------
Total accumulated earnings (deficit) ...............................  $  8,249    $  2,032    $ 39,625      $951,558     $   (368)
                                                                      ============================================================


--------------------------------------------------------------------------------
58                                                 UMB SCOUT FUNDS ANNUAL REPORT

                                                                                         MONEY MARKET     MONEY MARKET     TAX-FREE
                                                                                             FUND             FUND           MONEY
                                                                               BOND         FEDERAL           PRIME          MARKET
(IN THOUSANDS)                                                                 FUND        PORTFOLIO        PORTFOLIO         FUND
------------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income ..........................................     $    16        $    --          $    --        $    --
Undistributed long-term capital gains ..................................          --             --               --             --
                                                                             ------------------------------------------------------
Tax accumulated earnings ...............................................          16             --               --             --
Accumulated capital and other losses ...................................      (1,897)           (12)             (44)           (27)
Unrealized appreciation (depreciation) on investments ..................        (177)            --               --             --
Unrealized appreciation on foreign currency ............................          --             --               --             --
                                                                             ------------------------------------------------------
Total accumulated earnings (deficit) ...................................     $(2,058)       $   (12)         $   (44)       $   (27)
                                                                             ======================================================

5. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC delayed the implementation of FIN 48 for regulated investment companies for an additional six months making it effective June 29, 2007. The Funds adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, as of December 31, 2007. As a result of the implementation of Interpretation 48, there was no impact to the Funds.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). The Statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. Management has recently begun to evaluate the application of the Statement to the Funds, and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds' financial statements.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standard No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. Management has recently begun to evaluate the application of the Statement to the Funds, and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds' financial statements.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AUDIT COMMITTEE, BOARD OF TRUSTEES AND SHAREHOLDERS
UMB SCOUT FUNDS
KANSAS CITY, MISSOURI

We have audited the accompanying statements of assets and liabilities of UMB Scout Stock Fund, UMB Scout Mid Cap Fund, UMB Scout Small Cap Fund, UMB Scout International Fund, UMB Scout International Discovery Fund, UMB Scout Bond Fund, UMB Scout Money Market Fund (Federal and Prime portfolios) and UMB Scout Tax-Free Money Market Fund (all the funds comprising the UMB Scout Funds, hereafter referred to as "the Funds"), including the schedules of investments, as of June 30, 2008, and the related statements of operations for the year then ended, changes in net assets for the two years then ended and financial highlights for each of the five years then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures, with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UMB Scout Funds as of June 30, 2008, the results of their operations for the year then ended, changes in their net assets for the two years then ended and the financial highlights for each of the five years then ended in conformity with accounting principles generally accepted in the United States of America.

BKD, LLP

Houston, Texas
August 13, 2008


--------------------------------------------------------------------------------
60                                                 UMB SCOUT FUNDS ANNUAL REPORT

EXPENSE EXAMPLE
JUNE 30, 2008

EXPENSE EXAMPLE

As a shareholder of the UMB Scout Funds (the "Funds"), you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. In addition, shareholders of the UMB Scout International Fund, UMB Scout International Discovery Fund, UMB Scout Mid Cap Fund and UMB Scout Small Cap Fund will be charged a 2.00% redemption fee for shares redeemed or exchanged within two months of purchase. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

ACTUAL EXPENSES

The first line of the following table under each Fund's name entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table under each Fund's name entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in a Fund through a financial intermediary or the redemption fee charged in certain circumstances for the UMB Scout International Fund, UMB Scout International Discovery Fund, UMB Scout Mid Cap Fund and UMB Scout Small Cap Fund. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

                                                                                                       EXPENSES
                                                                                                         PAID
                                                         BEGINNING        ENDING                        DURING
                                                          ACCOUNT         ACCOUNT       ANNUALIZED      PERIOD
                                                           VALUE           VALUE         EXPENSE       1/1/08 -
FUND                                                       1/1/08         6/30/08         RATIO        6/30/08*
---------------------------------------------------------------------------------------------------------------
UMB SCOUT STOCK FUND
Actual ...........................................       $1,000.00       $  920.10        0.8999%       $4.30
Hypothetical .....................................        1,000.00        1,020.52        0.8999%        4.52

UMB SCOUT MID CAP FUND
Actual ...........................................        1,000.00          980.00        1.3966%        6.88
Hypothetical .....................................        1,000.00        1,018.06        1.3966%        7.01

UMB SCOUT SMALL CAP FUND
Actual ...........................................        1,000.00          913.30        1.0198%        4.85
Hypothetical .....................................        1,000.00        1,019.93        1.0198%        5.12

UMB SCOUT INTERNATIONAL FUND
Actual ...........................................        1,000.00          937.60        0.9699%        4.67
Hypothetical .....................................        1,000.00        1,020.18        0.9699%        4.87

UMB SCOUT INTERNATIONAL DISCOVERY FUND
Actual ...........................................       $1,000.00       $  979.10        1.6054%       $7.90
Hypothetical .....................................        1,000.00        1,017.02        1.6054%        8.05

UMB SCOUT BOND FUND
Actual ...........................................        1,000.00        1,012.30        0.8701%        4.35
Hypothetical .....................................        1,000.00        1,020.67        0.8701%        4.37

UMB SCOUT MONEY MARKET FUND -
FEDERAL PORTFOLIO - INVESTOR CLASS
Actual ...........................................        1,000.00        1,011.60        0.4794%        2.40
Hypothetical .....................................        1,000.00        1,022.62        0.4794%        2.41

UMB SCOUT MONEY MARKET FUND -
FEDERAL PORTFOLIO - SERVICE CLASS
Actual ...........................................        1,000.00        1,009.10        0.9741%        4.87
Hypothetical .....................................        1,000.00        1,020.16        0.9741%        4.89

* EXPENSES ARE EQUAL TO EACH FUND'S ANNUALIZED EXPENSE RATIO, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR 182/366 (TO REFLECT THE HALF-YEAR PERIOD).

                                                         CONTINUED ON NEXT PAGE.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 61

JUNE 30, 2008

                                                                                                       EXPENSES
                                                                                                         PAID
                                                         BEGINNING        ENDING                        DURING
                                                          ACCOUNT         ACCOUNT       ANNUALIZED      PERIOD
                                                           VALUE           VALUE         EXPENSE       1/1/08 -
FUND                                                       1/1/08         6/30/08         RATIO        6/30/08*
---------------------------------------------------------------------------------------------------------------
UMB SCOUT MONEY MARKET FUND -
PRIME PORTFOLIO - INVESTOR CLASS
Actual ...........................................       $1,000.00       $1,012.60        0.4963%       $2.48
Hypothetical .....................................        1,000.00        1,022.53        0.4963%        2.50
UMB SCOUT MONEY MARKET
FUND - PRIME PORTFOLIO - SERVICE CLASS
Actual ...........................................        1,000.00        1,010.10        0.9811%        4.90
Hypothetical .....................................        1,000.00        1,020.12        0.9811%        4.93
UMB SCOUT MONEY MARKET
FUND - TAX-FREE PORTFOLIO - INVESTOR CLASS
Actual ...........................................        1,000.00        1,008.10        0.5298%       $2.64
Hypothetical .....................................        1,000.00        1,022.37        0.5298%        2.66
UMB SCOUT MONEY MARKET
FUND - TAX-FREE PORTFOLIO - SERVICE CLASS
Actual ...........................................        1,000.00        1,005.60        1.0286%        5.13
Hypothetical .....................................        1,000.00        1,019.89        1.0286%        5.17

* EXPENSES ARE EQUAL TO EACH FUND'S ANNUALIZED EXPENSE RATIO, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR 182/366 (TO REFLECT THE HALF-YEAR PERIOD).

RENEWAL OF INVESTMENT ADVISORY AGREEMENTS

In February 2008, the Board of Trustees of the UMB Scout Funds renewed the Investment Advisory Agreements with Scout Investment Advisors, Inc. (the "Advisor") for each of the Funds except for the International Discovery Fund, which had been approved in November 2007 for an initial two year term. After evaluating the services provided by the Advisor, and reviewing the performance and operations of the Funds, the Trustees, including the independent Trustees, unanimously concluded that it was in the best interests of the Funds and their shareholders to continue the agreements for an additional year. In May 2008, the Trustees approved an advisory fee reduction payable to Scout Investment Advisors for the Bond Fund from 0.57% to 0.40%, effective July 1, 2008. The change was proposed in an effort to reduce the Bond Fund's expenses and bring them more in line with the Fund's peers in the marketplace.

As part of their review, the independent Trustees requested and reviewed information regarding the advisory services performed, the nature and qualifications of the investment staff, Fund performance and expenses, and other contributions by the Advisor, including revenue sharing payments from the Advisor's own resources in furtherance of distribution of Funds and servicing of Fund shareholders. The information included material obtained from an independent third party comparing each Fund's performance against an appropriate benchmark, as well as against the performance of an appropriate peer group.

With regard to advisory services, staffing and performance, the Trustees considered information specifically provided in connection with the proposed renewals, as well as information provided at quarterly Board meetings throughout the year. The Trustees expressed appreciation that each Fund enjoyed the benefit of portfolio managers with extensive experience and expertise in the investment strategy specific to each Fund. The Trustees were satisfied with the quality and performance of the investment professionals serving each Fund, as well as the investment and administrative resources available from the Advisor and considered the performance of each Fund to be sufficient to support the decision to renew the agreement.

The Trustees also reviewed the investment advisory fees payable to the Advisor under each agreement and overall expense levels of the Funds, including independent third party information comparing advisory fees and overall fund expense levels with other funds in their peer group. The Trustees also viewed favorably the Advisor's one-year contractual commitment to subsidize expenses of the Stock, Mid Cap and Bond Funds as necessary to maintain competitive expense levels. The Trustees considered the Advisor's profitability with respect to each Fund. In May 2008, the Trustees approved a new Fee Waiver and Expense Assumption Agreement between SIA and the Trust, on behalf of the Bond Fund, that would reduce the contractual maximum expenses payable by the Fund from 0.87% to 0.57% of the average daily net assets for the Fund, effective July 1, 2008. For some Funds, the Advisor had negative profitability. For most Funds, the Advisor was experiencing profits; however, the Trustees concluded that the profits were reasonable in view of the services provided to the Funds. The Trustees also considered whether the Funds were experiencing economies of scale and compared the breakpoints in the advisory fees for the Funds; other than the Money Market Funds, which did not have breakpoints, with breakpoints for peer funds within similar asset categories. The initial advisory fee levels for the Funds were significantly lower than the Funds' respective peer groups and the Trustees noted that the Funds' fees are more in line with peer group funds at the third or fourth breakpoint. The Trustees concluded that further breakpoints were not warranted at the time, given the facts.

The Trustees reviewed and considered a report on the soft dollar benefits the Advisor received as a result of the brokerage transactions for the Funds, including a commission schedule and a list of research services received by the Advisor detailing the brokerage commissions needed to generate the credit for the services and the actual hard dollar cost of the services. While no single factor was determinative to the Trustee's decision, based upon their review, the Trustees determined that the advisory fees proposed to be payable by each Fund to the Advisor were fair and reasonable in view of the nature and quality of services provided under all of the circumstances, and determined to renew the agreements.


--------------------------------------------------------------------------------
62                                                 UMB SCOUT FUNDS ANNUAL REPORT

TRUSTEES AND OFFICERS

                                                                                                         NUMBER OF
                                                                                                         PORTFOLIOS  OTHER
                              POSITION(S)      TERM OF OFFICE AND            PRINCIPAL OCCUPATION(S)     IN COMPLEX  DIRECTORSHIPS
NAME, ADDRESS AND BIRTHDATE   HELD WITH FUND   LENGTH OF TIME SERVED         DURING PAST 5 YEARS         OVERSEEN    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Andrea F. Bielsker            Trustee          Trustee since 2005. Shall     Principal, AFB Consulting        9      None
1010 Grand Boulevard                           serve as Trustee until        since July 2008, Chief
Kansas City, Missouri 64106                    her resignation, or until     Financial Officer, Brooke
11/16/58                                       terminated or until           Credit Corporation from
                                               successor is elected and      2007 to May 2008, Vice
                                               qualified.                    President, Liberty Power
                                                                             Corp. 2007, Senior Vice
                                                                             President, Finance, Chief
                                                                             Financial Officer and
                                                                             Treasurer from 2002-05,
                                                                             Great Plains Energy.
------------------------------------------------------------------------------------------------------------------------------------
William B. Greiner*           Trustee          Trustee since 2005. Shall     Chief Investment Officer,        9      None
1010 Grand Boulevard                           serve as Trustee until        UMB Bank, n.a. and Scout
Kansas City, Missouri 64106                    his resignation, or until     Investment Advisors, Inc.
03/05/54                                       terminated or until his       since 2004; from 2003-04
                                               successor is elected and      managed private accounts at
                                               qualified.                    True North. Prior to 2003,
                                                                             Chief Investment Officer,
                                                                             UMB Bank, n.a. and Chairman
                                                                             of Scout Investment
                                                                             Advisors, Inc. since its
                                                                             inception in 2001.
------------------------------------------------------------------------------------------------------------------------------------
Dr. William E. Hoffman        Trustee          Trustee since 1982. Shall     Orthodontist.                    9      None
1010 Grand Boulevard                           serve as Trustee until
Kansas City, Missouri 64106                    his resignation, or until
04/11/38                                       terminated or until his
                                               successor is elected and
                                               qualified.
------------------------------------------------------------------------------------------------------------------------------------
Eric T. Jager                 Trustee          Trustee since 1987. Shall     President, Windcrest             9      Nygaard
1010 Grand Boulevard                           serve as Trustee until        Investment Management,                  Corporation
Kansas City, Missouri 64106                    his resignation, or until     Inc.; Executive Vice
06/19/42                                       terminated or until his       President -- Investments,
                                               successor is elected and      Bartlett and Company.
                                               qualified.
------------------------------------------------------------------------------------------------------------------------------------
Stephen F. Rose               Chairman,        Chairman since 2005;          Chairman, Sun Publications,      9      None
1010 Grand Boulevard          Trustee          Trustee since 1989. Shall     Inc.
Kansas City, Missouri 64106                    serve as Chairman,
11/05/47                                       Trustee until his
                                               resignation, or until
                                               terminated or until his
                                               successor is elected and
                                               qualified.

* MR. GREINER IS CONSIDERED TO BE AN "INTERESTED PERSON" OF THE FUNDS UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, DUE TO HIS EMPLOYMENT BY SCOUT INVESTMENT ADVISORS, INC., THE FUNDS' INVESTMENT ADVISOR.

      TOTAL COMPENSATION FOR THE INDEPENDENT TRUSTEES TOTALED $176,000 FOR THE PERIOD ENDED JUNE 30, 2008.

      THE UMB SCOUT FUNDS' STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE FUNDS' DIRECTORS AND TRUSTEES. THE SAI IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST, BY CALLING TOLL FREE 800-996-2862.

                                                         CONTINUED ON NEXT PAGE.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 63

                                                                                                         NUMBER OF
                                                                                                         PORTFOLIOS  OTHER
                              POSITION(S)      TERM OF OFFICE AND            PRINCIPAL OCCUPATION(S)     IN COMPLEX  DIRECTORSHIPS
NAME, ADDRESS AND BIRTHDATE   HELD WITH FUND   LENGTH OF TIME SERVED         DURING PAST 5 YEARS         OVERSEEN    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Gary W. DiCenzo               President        President since 2005;         Executive Vice President,       N/A           N/A
1010 Grand Boulevard                           Vice President since          UMB Bank, n.a. since 2004.
Kansas City, Missouri 64106                    2004. Shall serve as          From 2003 to 2004, Senior
10/27/62                                       President at the pleasure     Vice President, UMB Bank,
                                               of the Board until his        n.a. Prior to 2003, Vice
                                               resignation, or               President, Driehaus
                                               termination or until his      Capital Management.
                                               successor is elected and
                                               qualified.
------------------------------------------------------------------------------------------------------------------------------------
James L. Moffett              Principal        Principal Executive           Executive Vice President,       N/A           N/A
1010 Grand Boulevard          Executive        Officer since 2003. Shall     UMB Bank, n.a. and
Kansas City, Missouri 64106   Officer          serve as Principal            Chairman, Scout Investment
03/27/41                                       Executive Officer at the      Advisors, Inc. since 2001.
                                               pleasure of the Board         Lead manager of UMB Scout
                                               until his resignation, or     Stock and International
                                               termination or until his      Funds.
                                               successor is elected and
                                               qualified.
------------------------------------------------------------------------------------------------------------------------------------
Constance E. Martin           Chief Operating  Chief Operating Officer       Senior Vice President, UMB      N/A           N/A
1010 Grand Boulevard          Officer and      since 2008 Secretary          Bank, n.a. since 2008.
Kansas City, Missouri 64106   Secretary        since 2005. Shall serve       Fund Administrator,
09/30/61                                       as Chief Operating            Accounting &
                                               Officer and Secretary at      Administration, UMB Fund
                                               the pleasure of the Board     Services, Inc. from 2005
                                               until her resignation, or     to 2008, Compliance
                                               termination or until her      Officer, UMB Scout Funds,
                                               successor is elected and      2003 to 2004.
                                               qualified.
------------------------------------------------------------------------------------------------------------------------------------
C. Warren Green               Treasurer and    Treasurer and Principal       Vice President and Chief        N/A           N/A
1010 Grand Boulevard          Principal        Financial Officer since       Financial Officer, Asset
Kansas City, Missouri 64106   Financial        2005. Shall serve as          Management Division, UMB
12/27/58                      Officer          Treasurer and Principal       Bank, n.a. since 2000.
                                               Financial Officer at the
                                               pleasure of the Board or
                                               until his resignation or
                                               termination or until his
                                               successor is elected and
                                               qualified.
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Osborne               Chief            Chief Compliance Officer      Chief Compliance Officer,       N/A           N/A
1010 Grand Boulevard          Compliance       since 2008. Shall serve       Scout Investment Advisors,
Kansas City, Missouri 64106   Officer          as Chief Compliance           Inc. since November 2007;
11/23/66                                       Officer at the pleasure       Vice President and
                                               of the Board or until his     Director of Fiduciary
                                               resignation, or               Services Compliance, UMB
                                               termination or until his      Financial Corporation
                                               successor is elected and      since May 2003; Audit
                                               qualified.                    Officer and Project
                                                                             Manager, UMB Financial
                                                                             Corporation from July 2002
                                                                             to May 2003.


--------------------------------------------------------------------------------
64                                                 UMB SCOUT FUNDS ANNUAL REPORT

                      PROXY VOTING POLICIES AND PROCEDURES

For a description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 800-996-2862 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at www.sec.gov as well as the Funds' website at www.umbscoutfunds.com. Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 is available as of August 31, 2008 without charge, upon request, by calling 800-996-2862 or by accessing the website of the Securities and Exchange Commission.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q is available on the website of the Securities and Exchange Commission at www.sec.gov, and may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF THE SHAREHOLDERS OF THE UMB SCOUT STOCK FUND, THE UMB SCOUT MID CAP FUND, THE UMB SCOUT SMALL CAP FUND, THE UMB SCOUT INTERNATIONAL FUND, THE UMB SCOUT INTERNATIONAL DISCOVERY FUND, THE UMB SCOUT BOND FUND, THE UMB SCOUT MONEY MARKET FUND AND THE UMB SCOUT TAX-FREE MONEY MARKET FUND, AND IS NOT TO BE CONSTRUED AS AN OFFERING OF THE SHARES OF THE FUNDS.

NOT AUTHORIZED FOR DISTRIBUTION UNLESS ACCOMPANIED OR PRECEDED BY A CURRENT UMB SCOUT FUNDS PROSPECTUS.

THE UMB SCOUT FUNDS ARE DISTRIBUTED BY UMB DISTRIBUTION SERVICES, LLC, AN AFFILIATE OF UMB FINANCIAL CORPORATION, AND MANAGED BY SCOUT INVESTMENT ADVISORS, INC., A SUBSIDIARY OF UMB BANK, N.A.

UMB SCOUT FUNDS
   Stock Fund
   Mid Cap Fund
   Small Cap Fund
   International Fund
   International Discovery Fund
   Bond Fund
   Money Market Fund - Federal Portfolio
   Money Market Fund - Prime Portfolio
   Tax-Free Money Market Fund

INVESTMENT ADVISOR
   Scout Investment Advisors, Inc.
   Kansas City, Missouri

AUDITORS
   BKD, LLP
   Houston, Texas

LEGAL COUNSEL
   Stradley Ronon Stevens & Young, LLP
   Philadelphia, Pennsylvania

CUSTODIAN
   UMB Bank, n.a.
   Kansas City, Missouri

DISTRIBUTOR
   UMB Distribution Services, LLC
   Milwaukee, Wisconsin

TRANSFER AGENT
   UMB Fund Services, Inc.
   Milwaukee, Wisconsin


                                     [LOGO]
                                UMB | SCOUT FUNDS
                                  P.O. Box 1241
                            Milwaukee, WI 53201-1241

                             TOLL FREE 800-996-2862

                                umbscoutfunds.com

                      "UMB," "Scout" and the Scout design-
                            Reg. U.S. Pat & Tr. Off.

                                                              UMB 000045 (08/08)

                                UMB | SCOUT FUNDS                 [GRAPHIC]


                     MONEY MARKET FUND -- FEDERAL PORTFOLIO
                        (UMFXX) -- INVESTOR CLASS SHARES

                      MONEY MARKET FUND -- PRIME PORTFOLIO
                        (UMPXX) -- INVESTOR CLASS SHARES

                           TAX-FREE MONEY MARKET FUND
                        (UMTXX) -- INVESTOR CLASS SHARES


                          ANNUAL REPORT | JUNE 30, 2008

TABLE OF CONTENTS
  Money Market Fund ........................................................   1
  Tax-Free Money Market Fund ...............................................   8
  Statements of Assets and Liabilities .....................................  13
  Statements of Operations .................................................  14
  Statements of Changes in Net Assets ......................................  15
  Financial Highlights .....................................................  18
  Notes to Financial Statements ............................................  20
  Report of Independent Registered Public Accounting Firm ..................  24
  Expense Example ..........................................................  25
  Trustees and Officers ....................................................  27

SHARES OF THE UMB SCOUT FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, NOR GUARANTEED BY, UMB BANK, N.A. OR ANY OTHER BANKING INSTITUTION; NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY. THESE SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL INVESTED.


--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

[GRAPHIC]

OBJECTIVE:

THE UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO AND UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO EACH SEEK MAXIMUM INCOME CONSISTENT WITH SAFETY OF PRINCIPAL AND LIQUIDITY BY INVESTING IN HIGH-QUALITY, SHORT-TERM DEBT OBLIGATIONS.

MONEY MARKET FUND

The UMB Scout Money Market Fund - Prime Portfolio provided a return of 3.58%, 2.87% and 3.28% for the one-, five- and ten-year periods ended June 30, 2008. The UMB Scout Money Market Fund - Federal Portfolio provided a return of 3.38%, 2.80% and 3.21% for the one-, five- and ten-year periods ended June 30, 2008. The Fund's current yields as of June 30, 2008 were 1.92% and 1.75%, respectively. The Lipper Money Market Fund Index posted an average of 3.81%, 2.87% and 3.29% for the one-, five- and ten-year periods ended June 30, 2008. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED HERE. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END AND 7-DAY YIELD, PLEASE CALL 800-996-2862 OR VISIT WWW.UMBSCOUTFUNDS.COM. THE PERFORMANCE DATA REFLECTS THE PERFORMANCE OF THE INVESTOR CLASS SHARES. PERFORMANCE OF THE SERVICE CLASS SHARES OF THE FUND WILL BE LOWER BASED ON DIFFERENCES IN EXPENSES PAID BY SHAREHOLDERS IN THE DIFFERENT CLASSES.

The brief respite from the "sub-prime" mortgage loan crisis enjoyed by the financial markets in December 2007 was short lived. The new year began with write-downs at banks and brokerage firms along with downgrades of monoline insurers and culminated with the mid-March Fed backed bailout of Bear Stearns by JP Morgan. Former Federal Reserve Chairman Alan Greenspan described the period as the "most wrenching" financial crisis since the end of the Second World War. The flight to quality (and liquidity) during the first three months drove three month T-bill rates to under one-half percent, their lowest level since 1954 and the target for the Fed Funds Rate was slashed to 2%.

As with the optimism at the beginning of the year, the collective sigh of relief following the Bear Stearns bailout was also short-lived. Short-term rates (and expectations for an August Fed rate increase) elevated after Chairman Bernanke stated "the risk that the economy has entered a substantial downturn appears to have diminished." The rise in rates was brief as a paradigm shift occurred due to concerns over the health of the financial system overwhelmed by inflation fears. The shift resulted in a reversal and subsequent 40 basis point decline in two year treasury rates as the fiscal year came to a close.

                                                         CONTINUED ON NEXT PAGE.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                  1

During these turbulent times, the Advisor believes the Fund's conservative philosophy and high-quality focus continues to provide investors with a degree of assurance and safety in an otherwise uncertain short-term fixed income market. It is the intention of the Advisor to continue to emphasize safety of principal over yield as it considers purchases for the UMB Scout Money Market Funds.

Thank you for your continued support of the UMB Scout Money Market Funds.

BRUCE C. FERNANDEZ, CFA
SCOUT INVESTMENT ADVISORS, INC.

FUND DIVERSIFICATION
UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO (UMFXX)

 [The following table was represented as a pie chart in the printed material.]

                     Government & Agencies ........  100%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2008. SUBJECT TO CHANGE.

FUND DIVERSIFICATION
UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO (UMPXX)

 [The following table was represented as a pie chart in the printed material.]

                     Commercial Paper .............   54%
                     Government & Agencies ........   33%
                     Municipal Bonds ..............   13%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2008. SUBJECT TO CHANGE.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


--------------------------------------------------------------------------------
2                                                  UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2008

MONEY MARKET FUND -- FEDERAL PORTFOLIO

 PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 99.9%
FEDERAL FARM CREDIT BANK -- 13.3%
$22,705,000  2.000%, 07/01/08 .................................  $   22,705,000
  3,000,000  2.150%, 07/03/08 .................................       2,999,642
  2,000,000  2.180%, 07/08/08 .................................       1,999,152
  5,000,000  2.210%, 07/11/08 .................................       4,996,931
  3,250,000  3.375%, 07/15/08 .................................       3,251,508
  5,700,000  2.270%, 08/25/08 .................................       5,680,232
                                                                 --------------
TOTAL FEDERAL FARM CREDIT BANK ................................      41,632,465
                                                                 ==============
FEDERAL HOME LOAN BANK -- 57.9%
  9,518,000  2.000%, 07/01/08 .................................       9,518,000
  4,000,000  2.900%, 07/01/08 .................................       4,000,000
 13,262,000  1.970%, 07/02/08 .................................      13,261,247
  5,000,000  2.050%, 07/03/08 .................................       4,999,431
 10,000,000  2.100%, 07/07/08 .................................       9,996,483
  8,000,000  2.090%, 07/08/08 .................................       7,996,726
  4,692,000  2.150%, 07/09/08 .................................       4,689,825
 11,000,000  2.120%, 07/10/08 .................................      10,994,194
 10,850,000  2.178%, 07/11/08 .................................      10,843,533
  5,000,000  2.180%, 07/14/08 .................................       4,996,064
  1,000,000  2.625%, 07/15/08 .................................       1,000,197
  3,000,000  2.182%, 07/16/08 .................................       2,997,272
  6,980,000  5.125%, 07/16/08 .................................       6,988,396
  7,000,000  2.070%, 07/17/08 .................................       6,993,453
 14,735,000  2.191%, 07/18/08 .................................      14,719,767
  2,450,000  2.150%, 07/23/08 .................................       2,446,781
  5,000,000  2.150%, 07/24/08 .................................       4,993,132
  4,000,000  2.230%, 07/25/08 .................................       3,994,053
  2,500,000  2.700%, 07/25/08 .................................       2,500,000
  1,000,000  2.060%, 07/28/08 .................................         998,455
  1,195,000  2.220%, 08/01/08 .................................       1,192,716
  2,000,000  2.260%, 08/13/08 .................................       1,994,601
  5,133,000  2.270%, 08/15/08 .................................       5,118,935
  2,400,000  3.750%, 08/15/08 .................................       2,404,349
  4,623,000  2.280%, 08/20/08 .................................       4,608,361
  1,000,000  3.875%, 08/22/08 .................................         999,010
  5,000,000  3.580%, 08/28/08 .................................       5,010,078
  5,000,000  2.350%, 09/12/08 .................................       4,976,174
  1,000,000  5.000%, 09/12/08 .................................       1,004,235
  1,000,000  4.170%, 09/30/08, callable .......................       1,000,608
  5,000,000  2.270%, 10/30/08 .................................       5,000,000
  3,620,000  4.750%, 12/12/08 .................................       3,657,466
  6,000,000  2.300%, 01/15/09 .................................       5,992,218
  4,000,000  2.560%, 02/13/09 .................................       3,992,744
  3,000,000  2.200%, 04/03/09 .................................       2,992,922
  2,000,000  2.550%, 05/07/09 .................................       1,994,664
                                                                 --------------
TOTAL FEDERAL HOME LOAN BANK ..................................     180,866,090
                                                                 ==============
FEDERAL HOME LOAN MORTGAGE CORP. -- 13.6%
  6,500,000  2.080%, 07/03/08 .................................       6,499,247
  1,845,000  2.000%, 07/07/08 .................................       1,844,369
  3,223,000  2.150%, 07/09/08 .................................       3,221,460
  4,030,000  2.040%, 07/14/08 .................................       4,027,033
  2,500,000  3.000%, 07/14/08, callable .......................       2,500,335
  2,150,000  2.180%, 07/17/08 .................................       2,147,917
 10,437,000  2.080%, 07/21/08 .................................      10,424,621
  2,000,000  2.140%, 08/04/08 .................................       1,995,712
  1,001,000  2.233%, 08/18/08 .................................         998,020
  5,000,000  2.240%, 08/19/08 .................................       4,984,756
  1,505,000  2.260%, 08/20/08 .................................       1,500,276
  2,500,000  2.250%, 08/21/08 .................................       2,492,031
                                                                 --------------
TOTAL FEDERAL HOME LOAN MORTGAGE CORP. ........................      42,635,777
                                                                 ==============

                                                         CONTINUED ON NEXT PAGE.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                  3

SCHEDULE OF INVESTMENTS
JUNE 30, 2008

MONEY MARKET FUND -- FEDERAL PORTFOLIO (CONTINUED)

 PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 15.1%
$ 1,234,000  2.100%, 07/01/08 .................................  $    1,234,000
  1,020,000  2.800%, 07/01/08, callable .......................       1,020,000
  2,000,000  2.100%, 07/08/08 .................................       1,999,164
  4,503,000  2.080%, 07/09/08 .................................       4,500,892
  3,000,000  2.200%, 07/14/08 .................................       2,997,617
 10,000,000  2.090%, 07/15/08 .................................       9,991,872
  2,850,000  2.150%, 07/16/08 .................................       2,847,462
  1,000,000  3.000%, 07/16/08, callable .......................       1,000,154
  5,000,000  2.090%, 07/22/08 .................................       4,993,904
  1,000,000  3.210%, 07/23/08, callable .......................       1,000,619
  6,000,000  2.200%, 07/30/08 .................................       5,989,890
  1,500,000  2.200%, 08/08/08 .................................       1,496,517
  3,000,000  2.230%, 08/14/08 .................................       2,991,823
  5,000,000  2.233%, 08/18/08 .................................       4,985,200
                                                                 --------------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION ...................      47,049,114
                                                                 ==============
TOTAL U.S. GOVERNMENT AGENCIES
(COST $312,183,446) -- 99.9% ..................................     312,183,446
                                                                 ==============
TOTAL INVESTMENTS
(COST $312,183,446) -- 99.9% ..................................     312,183,446

Other assets less liabilities -- 0.1% .........................         203,538
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $1.00 per share;
  unlimited shares of $0.01 par value
  capital shares authorized;
  312,433,188 shares outstanding) .............................  $  312,386,984
                                                                 ==============

VALUATION OF SECURITIES IS ON THE BASIS OF AMORTIZED COST, WHICH APPROXIMATES MARKET VALUE.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
4                                                  UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2008

MONEY MARKET FUND -- PRIME PORTFOLIO

 PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 53.5%
             Alcon Capital Corp.
$13,500,000   2.500%, 07/01/08(3) .............................  $   13,500,000
             American Express Credit Corp.
 11,000,000   2.450%, 07/01/08 ................................      11,000,000
  3,500,000   2.340%, 07/15/08 ................................       3,496,815
  8,000,000   2.440%, 07/31/08 ................................       7,983,733
             American Honda Finance Corp.
 10,000,000   2.150%, 07/21/08 ................................       9,988,055
 10,500,000   2.250%, 07/23/08 ................................      10,485,563
             Anheuser-Busch Cos., Inc.
 20,500,000   2.270%, 07/01/08 ................................      20,500,000
             Archer Daniels Midland Co.
  6,200,000   2.250%, 07/08/08(3) .............................       6,197,288
 16,750,000   2.220%, 07/24/08(3) .............................      16,725,655
             Bank of Montreal
 11,000,000   2.420%, 07/03/08 ................................      10,998,521
 10,000,000   2.400%, 07/10/08 ................................       9,994,000
             Bank of America Corp.
 18,798,000   2.250%, 07/01/08 ................................      18,798,000
             Bristol-Meyers Squibb Co.
 11,534,000   4.000%, 08/15/08, callable(3) ...................      11,519,120
              Cargill, Inc.
  7,500,000   2.450%, 07/01/08(3) .............................       7,500,000
              Coca-Cola Co.
 10,000,000   2.170%, 07/09/08 ................................       9,995,178
             Colgate Palmolive Co.
 12,000,000   2.170%, 07/22/08(3) .............................      11,984,810
             Danaher Corp.
 20,000,000   2.200%, 07/01/08 ................................      20,000,000
             Dover Corp.
 13,500,000   2.500%, 07/01/08(3) .............................      13,500,000
  7,000,000   2.150%, 07/03/08(3) .............................       6,999,164
             E.I. du Pont de Nemours and Co.
  7,960,000   2.180%, 07/09/08(3) .............................       7,956,144
 11,000,000   2.170%, 07/15/08(3) .............................      10,990,717
             Emerson Electric Co.
  8,000,000   2.170%, 07/02/08(3) .............................       7,999,518
 10,000,000   2.250%, 07/10/08(3) .............................       9,994,375
             FLP Group Capital, Inc.
 12,000,000   2.280%, 07/01/08(3) .............................      12,000,000
             General Electric Co.
 11,000,000   2.340%, 08/05/08(3) .............................      10,974,975
  4,000,000   2.300%, 08/11/08(3) .............................       3,989,522
  8,000,000   2.390%, 08/26/08(3) .............................       7,970,258
             International Business Machines Corp.
  6,800,000   2.200%, 07/01/08(3) .............................       6,800,000
 15,000,000  Variable Rate, 09/08/08, callable(3) .............      14,999,274
             JP Morgan Chase Co.
  4,500,000   2.150%, 07/02/08 ................................       4,499,731
             Legget & Platt, Inc.
  8,000,000   2.230%, 07/01/08(3) .............................       8,000,000
 12,000,000   2.200%, 07/02/08(3) .............................      11,999,267
             Medtronic, Inc.
 10,000,000   2.200%, 07/10/08(3) .............................       9,994,500
 11,000,000   2.190%, 07/22/08(3) .............................      10,985,948
             NetJets, Inc.
  8,000,000   2.180%, 07/03/08(3) .............................       7,999,031
             PepsiCo, Inc.
  7,000,000   2.120%, 07/01/08 ................................       7,000,000
 15,000,000   2.150%, 07/14/08 ................................      14,988,354
             Toronto Dominion Holdings
 10,000,000   2.345%, 07/14/08(3) .............................       9,991,532
 11,500,000   2.415%, 07/30/08(3) .............................      11,477,628
             Toyota Motor Credit Co.
  9,000,000   2.200%, 07/11/08 ................................       8,994,500
  5,000,000   2.875%, 08/01/08 ................................       4,990,401
  8,500,000   2.410%, 08/12/08 ................................       8,476,101
             Walgreen Co.
 19,500,000   2.250%, 07/11/08 ................................      19,487,813
             Wells Fargo & Co.
 11,500,000   2.150%, 07/08/08 ................................      11,495,192
 11,000,000   2.190%, 07/17/08 ................................      10,989,293
             Westpack Banking Corp.
 18,500,000   2.450%, 07/07/08(3) .............................      18,492,666
  3,765,000   2.500%, 07/09/08(3) .............................       3,762,908
                                                                 --------------
TOTAL SHORT-TERM CORPORATE NOTES
(COST $498,465,550) -- 53.5% ..................................     498,465,550
                                                                 ==============

                                                         CONTINUED ON NEXT PAGE.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                  5

SCHEDULE OF INVESTMENTS
JUNE 30, 2008

MONEY MARKET FUND -- PRIME PORTFOLIO (CONTINUED)

 PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 13.1%
             Alaska Housing Finance Corp.
$11,028,000   2.400%, 07/10/08 ................................  $   11,021,383
             Brown University
 21,000,000   2.170%, 07/07/08 ................................      20,992,405
 20,000,000  Colorado Springs, Colorado, Utility Revenue Bonds,
             Variable Rate, 11/01/27, callable ................      20,000,000
             Groton City, Connecticut
  4,500,000   5.000%, 10/09/08 ................................       4,500,346
  3,200,000  Iowa Finance Authority Single Family Mortgage
             Variable Rate, 07/01/37, callable ................       3,200,000
             Nebraska Public Power District
 11,001,000   2.350%, 07/02/08 ................................      11,000,282
  4,996,000   2.580%, 07/03/08 ................................       4,995,284
  1,066,000  Saginaw County, Michigan
             Variable-Taxable-Limited Tax Notes
             Variable Rate, 03/01/10, callable ................       1,066,000
             South Carolina Public Service Authority
 21,000,000   2.570%, 07/29/08 ................................      20,958,023
             St. Joseph County, Indiana
 20,000,000   2.580%, 08/12/08 ................................      19,939,800
             Vanderbilt University
  1,153,000   2.450%, 08/01/08 ................................       1,150,567
             Wichita, Kansas
  3,400,000   4.350%, 08/19/08 ................................       3,401,562
                                                                 --------------
TOTAL MUNICIPAL BONDS
(COST $122,225,652) -- 13.1% ..................................     122,225,652
                                                                 ==============
U.S. GOVERNMENT AGENCIES -- 33.3%
FEDERAL AGRICULTURAL MORTGAGE CORP. -- 5.4%
 50,000,000  2.000%, 07/01/08 .................................      50,000,000
                                                                 ==============
FEDERAL FARM CREDIT BANK -- 3.6%
 31,850,000  2.000%, 07/01/08 .................................      31,850,000
  1,300,000  3.375%, 07/15/08 .................................       1,300,629
    650,000  3.000%, 07/28/08, callable .......................         650,184
                                                                 --------------
TOTAL FEDERAL FARM CREDIT BANK ................................      33,800,813
                                                                 ==============
FEDERAL HOME LOAN BANK -- 13.3%
  8,000,000  2.900%, 07/01/08 .................................       8,000,000
  5,000,000  2.875%, 07/08/08 .................................       5,000,672
 11,500,000  2.178%, 07/11/08 .................................      11,493,152
  5,000,000  5.125%, 07/16/08 .................................       5,006,014
  2,000,000  3.100%, 07/16/08, callable .......................       2,000,787
  4,925,000  3.375%, 07/21/08, callable .......................       4,928,378
  7,500,000  2.700%, 07/25/08 .................................       7,500,000
  1,000,000  5.020%, 07/28/08, callable .......................       1,000,784
  1,100,000  5.125%, 08/08/08 .................................       1,103,402
  1,250,000  5.500%, 08/15/08 .................................       1,251,577
  1,000,000  3.550%, 08/25/08, callable .......................       1,002,162
  1,250,000  4.250%, 09/12/08 .................................       1,249,606
  5,000,000  4.625%, 10/10/08 .................................       5,033,712
  5,000,000  2.490%, 10/20/08 .................................       4,961,612
  2,000,000  2.270%, 10/30/08 .................................       2,000,000
  5,000,000  2.180%, 11/05/08 .................................       5,000,000
  5,000,000  4.125%, 11/19/08 .................................       5,036,348
  5,000,000  2.550%, 11/21/08 .................................       4,949,354
 10,000,000  Variable Rate, 12/01/08 ..........................      10,000,000
  4,000,000  4.750%, 12/12/08 .................................       4,041,441
  5,000,000  2.250%, 01/07/09 .................................       4,985,454
 10,000,000  2.300%, 01/15/09 .................................       9,994,062
  3,000,000  2.500%, 01/22/09 .................................       3,002,218
  5,000,000  2.560%, 02/13/09 .................................       4,990,930
  3,000,000  2.200%, 04/01/09 .................................       2,985,810
  5,000,000  2.200%, 04/03/09 .................................       4,988,203
  3,000,000  2.550%, 05/07/09 .................................       2,991,996
                                                                 --------------
TOTAL FEDERAL HOME LOAN BANK ..................................     124,497,674
                                                                 ==============


--------------------------------------------------------------------------------
6                                                  UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2008

MONEY MARKET FUND -- PRIME PORTFOLIO (CONTINUED)

 PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 6.7%
$35,000,000  2.000%, 07/01/08 .................................  $   35,000,000
  3,595,000  2.180%, 07/16/08 .................................       3,591,735
  3,100,000  2.080%, 07/21/08 .................................       3,096,426
 10,000,000  2.150%, 07/25/08 .................................       9,985,667
  4,000,000  2.050%, 07/28/08 .................................       3,993,850
  2,400,000  2.140%, 08/04/08 .................................       2,395,149
  1,000,000  5.125%, 08/14/08 .................................       1,003,471
  2,154,000  2.080%, 08/29/08 .................................       2,146,657
  1,120,000  2.090%, 09/15/08 .................................       1,115,058
                                                                 --------------
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION ..................      62,328,013
                                                                 ==============
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 4.3%
  6,955,000  2.100%, 07/08/08 .................................       6,952,160
  9,500,000  2.080%, 07/09/08 .................................       9,495,687
 10,000,000  2.080%, 07/18/08 .................................       9,990,178
  3,000,000  3.210%, 07/23/08, callable .......................       3,000,857
  8,000,000  2.210%, 08/13/08 .................................       7,978,882
  2,510,000  5.125%, 09/02/08 .................................       2,522,465
                                                                 --------------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION ...................      39,940,229
                                                                 --------------
TOTAL U.S. GOVERNMENT AGENCIES
(COST $310,566,729) -- 33.3% ..................................     310,566,729
                                                                 ==============
TOTAL INVESTMENTS
(COST $931,257,931) -- 99.9% ..................................     931,257,931

Other assets less liabilities -- 0.1% .........................         564,127
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $1.00 per share;
  unlimited shares of $0.01 par value
  capital shares authorized;
  931,894,654 shares outstanding) .............................  $  931,822,058
                                                                 ==============

VALUATION OF SECURITIES IS ON THE BASIS OF AMORTIZED COST, WHICH APPROXIMATES MARKET VALUE.

(3) 144A RESTRICTED SECURITY

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                  7

[GRAPHIC]

OBJECTIVE:

THE UMB SCOUT TAX-FREE MONEY MARKET FUND SEEKS THE HIGHEST LEVEL OF INCOME EXEMPT FROM FEDERAL INCOME TAX CONSISTENT WITH QUALITY AND MATURITY STANDARDS.

TAX-FREE MONEY MARKET FUND

The UMB Scout Tax-Free Money Market Fund provided a return of 2.36%, 1.90% and 2.05% for the one-, five- and ten-year periods ended June 30, 2008, while the Lipper Tax-Exempt Money Market Index posted an average of 2.52%, 1.96% and 2.14% for the one-, five- and ten-year periods ended June 30, 2008. The Fund's current yield as of June 30, 2008 was 1.08%. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED HERE. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END AND 7-DAY YIELD, PLEASE CALL 800-996-2862 OR VISIT WWW.UMBSCOUTFUNDS.COM. THE PERFORMANCE DATA REFLECTS THE PERFORMANCE OF THE INVESTOR CLASS SHARES. PERFORMANCE OF THE SERVICE CLASS SHARES OF THE FUND WILL BE LOWER BASED ON DIFFERENCES IN EXPENSES PAID BY SHAREHOLDERS IN THE DIFFERENT CLASSES.

The brief respite from the "sub-prime" mortgage loan crisis enjoyed by the financial markets in December 2007 was short lived. The new year began with write-downs at banks, brokerage firms and downgrades of monoline insurers and culminated with the mid-March Fed backed bailout of Bear Stearns by JP Morgan. Former Federal Reserve Chairman Alan Greenspan described the period as the "most wrenching" financial crisis since the end of the Second World War. The flight to quality (and liquidity) during the first three months drove three month T-bill rates to under one-half percent, their lowest level since 1954 and the target for the Fed Funds Rate was slashed to 2%.

As with the optimism at the beginning of the year, the collective sigh of relief following the Bear Stearns bailout was also short-lived. Short-term rates (and expectations for an August Fed rate increase) elevated after Chairman Bernanke stated "the risk that the economy has entered a substantial downturn appears to have diminished." The rise in rates was brief as a paradigm shift occurred due to concerns over the health of the financial system overwhelmed by inflation fears. The shift resulted in a reversal and subsequent 40 basis point decline in two year treasury rates as the fiscal year came to a close.


--------------------------------------------------------------------------------
8                                                  UMB SCOUT FUNDS ANNUAL REPORT

During these turbulent times, the Advisor believes the Fund's conservative philosophy and high-quality focus continues to provide investors with a degree of assurance and safety in an otherwise uncertain short-term fixed income market. It is the intention of the Advisor to continue to emphasize safety of principal over yield as it considers purchases of high-quality, short-term debt obligations that are exempt from federal income tax for the UMB Scout Tax-Free Money Market Fund.

Thank you for your continued support of the UMB Scout Money Market Funds.

BRUCE C. FERNANDEZ, CFA
SCOUT INVESTMENT ADVISORS, INC.

FUND DIVERSIFICATION

 [The following table was represented as a PIE chart in the printed material.]

                    Demand Notes ...................... 80%
                    Commercial Paper .................. 20%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF JUNE 30, 2008. SUBJECT TO CHANGE.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. INCOME FROM THE FUND MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX, AS WELL AS STATE AND LOCAL TAXES.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                  9

SCHEDULE OF INVESTMENTS
JUNE 30, 2008

TAX-FREE MONEY MARKET FUND

 PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
ALASKA
             City of Valdez, AK
 $3,000,000   Variable Rate, 07/01/37 .........................  $    3,000,000
             Juneau City & Boro, AK
    120,000   2.750%, 11/01/08 ................................         120,255
ARIZONA
             City of Phoenix, AZ
    100,000   4.500%, 07/01/08 ................................         100,000
             City of Scottsdale, AZ
    200,000   4.500%, 07/01/20 ................................         202,000
             Salt River Project, Commercial Paper
  5,000,000   1.500%, 07/08/08 ................................       5,000,000
             Tucson, AZ
    500,000   4.000%, 07/01/08 ................................         500,000
COLORADO
             Aspen Valley Hospital
             District, CO
  3,135,000   Variable Rate, 10/15/33 .........................       3,135,000
             Colorado Housing & Finance Authority, CO
  1,900,000   Variable Rate, 10/15/16 .........................       1,900,000
    800,000   Variable Rate, 10/15/16 .........................         800,000
    600,000   Variable Rate, 10/15/16 .........................         600,000
    900,000   Variable Rate, 11/01/21 .........................         900,000
             Denver City & County, CO
  2,000,000   5.000%, 08/01/08 ................................       2,005,820
CONNECTICUT
             Connecticut State Health & Educational
             Facility Authority
  2,200,000   Variable Rate, 07/01/29 .........................       2,200,000
             State of Connecticut
    600,000   Variable Rate, Series B, 05/15/14 ...............         600,000
  1,500,000   Variable Rate, Series A, 02/15/21 ...............       1,500,000
  2,000,000   Variable Rate, Series A-1, 03/01/23 .............       2,000,000
    500,000   Variable Rate, 03/01/23 .........................         500,000
FLORIDA
             JEA Florida Electric System Revenue Bond
    200,000   3.250%, 10/01/08 ................................         200,000
GEORGIA
             Metropolitan Atlanta Rapid Transit Authority
  3,800,000   Variable Rate, 07/01/25 .........................       3,800,000
ILLINOIS
             Chicago Board of Education, IL
    525,000   Variable Rate, 03/01/32 .........................         525,000
             Kane & Du Page Counties Community Unit School
             District No. 303, IL
    500,000   3.000%, 01/01/09 ................................         502,210
             State of Illinois
  1,375,000   5.000%, 10/01/08 ................................       1,386,398
    500,000   5.000%, 10/01/08 ................................         503,848
INDIANA
             Purdue University, IN
  1,975,000   Variable Rate, 07/01/33 .........................       1,975,000
KANSAS
             Johnson County Unified School District No. 229, KS
  1,000,000   5.500%, 10/01/17 ................................       1,009,707
    300,000   5.700%, 10/01/19 ................................         302,975
             Kansas Development Finance Authority
    700,000   4.750%, 05/01/13 ................................         706,824
             Kansas State Department of Transportation, KS
    335,000   5.500%, 09/01/08 ................................         336,065
  2,145,000   Variable Rate, 03/01/12 .........................       2,145,000
  3,000,000   Variable Rate, 09/01/20 .........................       2,999,999
MARYLAND
             Maryland Health & Higher Educational Facilities
             Authority
  4,780,000   Variable Rate, 07/01/36 .........................       4,780,000
             Maryland Health & Higher Educational Facilities
             Authority, Commercial Paper
  2,400,000   1.550%, 08/05/08 ................................       2,400,000
             State of Maryland
    125,000   4.000%, 03/01/09 ................................         126,641
MASSACHUSETTS
             Commonwealth of Massachusetts
    300,000   4.000%, 08/01/08 ................................         300,562
  1,170,000   Variable Rate, 08/01/15 .........................       1,170,000


--------------------------------------------------------------------------------
10                                                 UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2008

TAX-FREE MONEY MARKET FUND (CONTINUED)

 PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
MISSOURI
             Missouri State Health & Educational Facilities
             Authority, MO
$ 1,500,000   3.000%, 04/23/09 ................................  $    1,511,917
    400,000   Variable Rate, 10/01/09 .........................         400,000
    910,000   Variable Rate, 10/01/24 .........................         910,000
    700,000   Variable Rate, 09/01/30 .........................         700,000
    235,000   Variable Rate, 07/01/32 .........................         235,000
    390,000   Variable Rate, 11/01/32 .........................         390,000
    300,000   Variable Rate, 02/15/34 .........................         300,000
  1,200,000   Variable Rate, 03/01/40 .........................       1,200,000
             Troy Reorganized School District No. 3
             Lincoln County, MO
    400,000   2.200%, 03/01/09 ................................         400,000
NEBRASKA
             Lancaster County School District No. 1, NE
    500,000   4.000%, 01/15/09 ................................         505,731
             Lincoln Nebraska Electric System Revenue,
             Commercial Paper
  2,000,000   1.600%, 7/08/08 .................................       2,000,000
  1,000,000   1.600%, 7/08/08 .................................       1,000,000
  2,450,000   1.500%, 7/08/08 .................................       2,450,000
             Nebraska Public Power District Revenue,
             Commercial Paper
  3,400,000   1.500%, 07/02/08 ................................       3,400,000
NEVADA
             Clark County School District
    925,000   Variable Rate, 06/15/21 .........................         925,000
NEW YORK
             City of New York, NY
    100,000   5.000%, 08/01/08 ................................         100,183
  1,500,000   Variable Rate, 02/15/13 .........................       1,500,000
             New York City Municipal Water Finance Authority
    700,000   Variable Rate, 06/15/35 .........................         700,000
NORTH CAROLINA
             Buncombe County, NC
  1,285,000   Variable Rate, 12/01/12 .........................       1,285,000
    600,000   Variable Rate, 12/01/15 .........................         600,000
    150,000   Variable Rate, 12/01/16 .........................         150,000
  1,400,000   Variable Rate, 12/01/18 .........................       1,400,000
  1,470,000   Variable Rate, 12/01/20 .........................       1,470,000
    450,000   Variable Rate, 12/01/21 .........................         450,000
    580,000   Variable Rate, 12/01/25 .........................         580,000
             City of Charlotte, NC
  1,615,000   Variable Rate, 06/01/25 .........................       1,615,000
             County of Forsyth, NC
  2,200,000   Variable Rate, 03/01/25 .........................       2,200,000
             County of Wake, NC
  1,150,000   Variable Rate, 04/01/19 .........................       1,150,000
    200,000   Variable Rate, 03/01/24 .........................         200,000
             Fayetteville Public Works Commission, NC
  2,600,000   Variable Rate, 03/01/24 .........................       2,600,000
             Mecklenburg County, NC
    205,000   Variable Rate, 02/01/18 .........................         205,000
    600,000   Variable Rate, 02/01/21 .........................         600,000
    200,000   Variable Rate, 02/01/23 .........................         200,000
  1,200,000   Variable Rate, 02/01/24 .........................       1,200,000
  3,555,000   Variable Rate, 02/01/26 .........................       3,555,000
             New Hanover County, NC
  1,490,000   Variable Rate, 02/01/26 .........................       1,490,000
             State of North Carolina
  1,300,000   Variable Rate, 06/01/19 .........................       1,300,000
    500,000   Variable Rate, 05/01/21 .........................         500,000
             University of North Carolina at Chapel Hill
    700,000   Variable Rate, 02/01/29 .........................         700,000
OKLAHOMA
             Oklahoma Turnpike Authority, OK
    100,000   5.000%, 01/01/19 ................................         101,461
OREGON
             Lane County School District No. 4J Eugene, OR
    260,000   4.250%, 07/01/08 ................................         260,000
PENNSYLVANIA
             Beaver County Industrial Development Authority
  3,350,000   Variable Rate, 12/01/20 .........................       3,350,000
             Commonwealth of Pennsylvania
    100,000   5.250%, 10/01/08 ................................         100,805
    500,000   4.500%, 12/01/08 ................................         505,380
             County of Beaver, PA
    950,000   Variable Rate, 10/01/26 .........................         950,000
             Delaware County Industrial Development Authority, PA
  2,175,000   Variable Rate, 12/01/31 .........................       2,175,000
             Great Valley School District Chester County
    100,000   3.250%, 02/15/09 ................................         100,582
             Parkland School District
    400,000   3.000%, 09/01/08 ................................         400,591


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 11

SCHEDULE OF INVESTMENTS
JUNE 30, 2008

TAX-FREE MONEY MARKET FUND (CONTINUED)

 PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
RHODE ISLAND
             Rhode Island Health & Educational Building Corp.
$ 4,000,000   Variable Rate, 05/01/35 .........................  $    4,000,000
SOUTH CAROLINA
             Beaufort County School District, SC
    125,000   5.125%, 03/01/12 ................................         127,573
             County of Charleston, SC
  1,000,000   5.750%, 09/01/08 ................................       1,006,997
             Piedmont Municipal Power Agency, SC
    400,000   6.250%, 01/01/09 ................................         408,370
             South Carolina Public Authority Revenue,
             Commercial Paper
    500,000   1.650%, 07/15/08 ................................         500,000
SOUTH DAKOTA
             South Dakota Housing Development Authority
  6,800,000   Variable Rate, 05/01/32 .........................       6,800,000
TENNESSEE
             County of Shelby, TN
  5,240,000   Variable Rate, 04/01/30 .........................       5,240,000
             Metropolitan Government Nashville & Davidson
             County Health & Educational Facilities Bond
    400,000   Variable Rate, 10/01/44 .........................         400,000
             Tennessee Local Development Authority, TN
    125,000   4.000%, 03/01/09 ................................         126,520
TEXAS
             City of San Antonio, TX
  3,345,000   4.000%, 08/01/08 ................................       3,346,769
             County of Harris, TX
    250,000   5.125%, 10/01/13 ................................         255,970
             County of Tarrant, TX
    200,000   4.000%, 07/15/08 ................................         200,105
             Harris County Municipal Utility District No. 81, TX
  1,035,000   5.250%, 09/01/24 ................................       1,040,850
             Harris County, TX, Commercial Paper
    335,000   1.800%, 08/04/08 ................................         335,000
  2,000,000   1.700%, 08/06/08 ................................       2,000,000
  4,000,000   1.680%, 08/07/08 ................................       4,000,000
    200,000   1.680%, 08/07/08 ................................         200,000
             Northwest Independent School District, TX
  1,500,000   2.079%, 08/15/25 ................................         519,552
             Richardson Independent School District, TX
    500,000   4.000%, 02/15/09 ................................         505,835
             San Antonio Independent School District, TX
  1,175,000   6.000%, 08/15/09 ................................       1,181,449
    100,000   5.125%, 08/15/22 ................................         100,365
             San Antonio Water Works, Commercial Paper
    900,000   1.600%, 07/08/08 ................................         900,000
             Southwest Higher Education Authority, TX
  1,175,000   Variable Rate, 07/01/15 .........................       1,175,000
             State of Texas
    100,000   4.500%, 08/28/08 ................................         100,372
  1,000,000   5.500%, 10/01/08 ................................       1,009,594
             Texas Public Finance Authority, Commercial Paper
  3,000,000   1.500%, 07/09/08 ................................       3,000,000
  1,800,000   1.950%, 07/11/08 ................................       1,800,000
VIRGINIA
             Virginia Public Building Authority, VA
  4,500,000   Variable Rate, 08/01/25 .........................       4,500,000
WASHINGTON
             County of Spokane, WA
    300,000   4.000%, 12/01/08 ................................         302,478
             Energy Northwest
  1,000,000   Variable Rate, 07/01/17 .........................       1,000,000
    240,000   Variable Rate, 07/01/17 .........................         240,000
WISCONSIN
             Mukwonago, WI
    250,000   4.000%, 10/01/08 ................................         251,302
             Sun Prairie Area School District, WI
  2,250,000   2.000%, 02/20/09 ................................       2,250,111
                                                                 --------------
TOTAL INVESTMENTS
(COST $149,079,166) -- 99.7% ..................................     149,079,166

Other assets less liabilities -- 0.3% .........................         395,288
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $1.00 per share;
  unlimited shares of $0.01 par value
  capital shares authorized;
  149,556,254 shares outstanding) .............................  $  149,474,454
                                                                 ==============

VALUATION OF SECURITIES IS ON THE BASIS OF AMORTIZED COST, WHICH APPROXIMATES MARKET VALUE.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
12                                                 UMB SCOUT FUNDS ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2008
(IN THOUSANDS EXCEPT PER SHARE DATA)

                                                             MONEY MARKET    MONEY MARKET
                                                                 FUND            FUND         TAX-FREE
                                                                FEDERAL          PRIME       MONEY MARKET
                                                               PORTFOLIO       PORTFOLIO         FUND
---------------------------------------------------------------------------------------------------------
ASSETS:
  Investment securities at cost ..........................   $    312,183    $    931,258    $    149,079
                                                             ============================================
  Investment securities at value .........................   $    312,183    $    931,258    $    149,079
  Cash ...................................................             14              29              31
  Receivables:
    Interest .............................................            638           1,549             521
    Fund shares sold .....................................             --              22             192
  Prepaid and other assets ...............................             22              23              18
                                                             --------------------------------------------
      Total assets .......................................        312,857         932,881         149,841
                                                             --------------------------------------------
LIABILITIES:
  Payables:
    Fund shares redeemed .................................              7              19             201
    Dividends payable ....................................            329             784             115
    Accrued investment advisory fees .....................             13              36               6
    Accrued administration and fund accounting fees .. ...             26              48              14
    Accrued shareholder servicing fees ...................              6               8               5
    Accrued custody fees .................................             --               1               1
    Accrued registration fees ............................              1               3              --
    Accrued distribution fees ............................             59              96              10
    Other accrued expenses ...............................             29              64              15
                                                             --------------------------------------------
      Total liabilities ..................................            470           1,059             367
                                                             --------------------------------------------
NET ASSETS ...............................................   $    312,387    $    931,822    $    149,474
                                                             ============================================
NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital) ............   $    312,399    $    931,866    $    149,501
  Accumulated undistributed income:
    Net realized loss on investment and foreign
      currency transactions ..............................            (12)            (44)            (27)
                                                             --------------------------------------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ..............   $    312,387    $    931,822    $    149,474
                                                             ============================================
Capital Shares, $0.01 par value:
  Authorized .............................................      Unlimited       Unlimited       Unlimited
                                                             ============================================
  Investor Class of Shares ...............................        167,130         526,468         124,669
  Service Class of Shares ................................        145,304         405,427          24,887
                                                             --------------------------------------------
TOTAL SHARES OUTSTANDING .................................        312,434         931,895         149,556
                                                             ============================================
NET ASSET VALUE PER SHARE INVESTOR SHARES ................   $       1.00    $       1.00    $       1.00
                                                             ============================================
NET ASSET VALUE PER SHARE SERVICE SHARES .................   $       1.00    $       1.00    $       1.00
                                                             ============================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 13

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2008
(IN THOUSANDS)

                                                             MONEY MARKET   MONEY MARKET
                                                                 FUND           FUND         TAX-FREE
                                                                FEDERAL         PRIME      MONEY MARKET
                                                               PORTFOLIO      PORTFOLIO        FUND
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income ........................................   $     11,478   $     28,722   $      4,129

EXPENSES:
  Investment advisory fees ...............................            923          2,471            440
  Administration and fund accounting fees ................            309            567            163
  Shareholder servicing fees .............................             62             89             53
  Professional fees ......................................             30             52             23
  Federal and state registration fees ....................             30             36             28
  Custody fees ...........................................             41             89             26
  Reports to shareholders ................................             40             85             22
  Insurance fees .........................................              2              8              2
  Directors' fees ........................................              9             22              4
  Distribution fees ......................................            348            628             67
  Other expenses .........................................             12             92             14
                                                             ------------------------------------------
      Total expenses .....................................          1,806          4,139            842
                                                             ------------------------------------------
  Net investment income ..................................          9,672         24,583          3,287
                                                             ------------------------------------------
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss) from investment transactions ..             12             86             (2)
                                                             ------------------------------------------
  NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS ............................   $      9,684   $     24,669   $      3,285
                                                             ==========================================

See accompanying Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                                 UMB SCOUT FUNDS ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                            MONEY MARKET FUND --
                                                                              FEDERAL PORTFOLIO
                                                                        ------------------------------
                                                                          YEAR ENDED       YEAR ENDED
                                                                        JUNE 3O, 2008    JUNE 3O, 2007
------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income ..............................................  $       9,672    $      11,541
  Net realized gain (loss) from investment transactions ..............             12               (2)
                                                                        ------------------------------
  Net increase in net assets resulting from operations ...............          9,684           11,539
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Investor Shares ..................................................         (8,403)         (11,541)
    Service Shares ...................................................         (1,269)              --
                                                                        ------------------------------
  Total distributions to shareholders ................................         (9,672)         (11,541)
CAPITAL SHARE TRANSACTIONS:
  Investor Shares
    Shares sold ......................................................        491,333          453,547
    Shares issued for reinvestment of distributions ..................          1,262            1,576
    Shares redeemed ..................................................       (603,781)        (381,402)
                                                                        ------------------------------
    Net increase (decrease) from capital share transactions ..........       (111,186)          73,721
  Service Shares
    Shares sold ......................................................        311,416               --
    Shares issued for reinvestment of distributions ..................             --               --
    Shares redeemed ..................................................       (166,112)              --
                                                                        ------------------------------
    Net increase from capital share transactions .....................        145,304               --
  Net increase from capital share transactions .......................         34,118           73,721
  Net increase in net assets .........................................         34,130           73,719
NET ASSETS:
  Beginning of period ................................................        278,257          204,538
                                                                        ------------------------------
  End of period ......................................................  $     312,387    $     278,257
                                                                        ==============================
TRANSACTIONS IN SHARES:
  Investor Shares
    Shares sold ......................................................        491,333          453,548
    Shares reinvested ................................................          1,262            1,576
    Shares redeemed ..................................................       (603,781)        (381,402)
                                                                        ------------------------------
    Net increase (decrease) ..........................................       (111,186)          73,722
  Service Shares
    Shares sold ......................................................        311,416               --
    Shares reinvested ................................................             --               --
    Shares redeemed ..................................................       (166,112)              --
                                                                        ------------------------------
    Net increase .....................................................        145,304               --
  Net increase .......................................................         34,118           73,722
                                                                        ==============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.          CONTINUED ON NEXT PAGE.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 15

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                             MONEY MARKET FUND --
                                                                                PRIME PORTFOLIO
                                                                        ------------------------------
                                                                          YEAR ENDED       YEAR ENDED
                                                                        JUNE 3O, 2008    JUNE 3O, 2007
------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income ..............................................  $      24,583    $      31,253
  Net realized gain (loss) from investment transactions ..............             86              (19)
                                                                        ------------------------------
  Net increase in net assets resulting from operations ...............         24,669           31,234
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Investor Shares ..................................................        (21,961)         (31,253)
    Service Shares ...................................................         (2,622)              --
                                                                        ------------------------------
  Total distributions to shareholders ................................        (24,583)         (31,253)
CAPITAL SHARE TRANSACTIONS:
  Investor Shares
    Shares sold ......................................................      1,192,478        1,809,713
    Shares issued for reinvestment of distributions ..................          6,441            7,563
    Shares redeemed ..................................................     (1,344,086)      (1,717,317)
                                                                        ------------------------------
    Net increase (decrease) from capital share transactions ..........       (145,167)          99,959
  Service Shares
    Shares sold ......................................................      1,067,844               --
    Shares issued for reinvestment of distributions ..................             --               --
    Shares redeemed ..................................................       (662,417)              --
                                                                        ------------------------------
    Net increase from capital share transactions .....................        405,427               --
  Net increase from capital share transactions .......................        260,260           99,959
  Net increase in net assets .........................................        260,346           99,940
NET ASSETS:
  Beginning of period ................................................        671,476          571,536
                                                                        ------------------------------
  End of period ......................................................  $     931,822    $     671,476
                                                                        ==============================
TRANSACTIONS IN SHARES:
  Investor Shares
    Shares sold ......................................................      1,192,478        1,809,713
    Shares reinvested ................................................          6,441            7,563
    Shares redeemed ..................................................     (1,344,086)      (1,717,316)
                                                                        ------------------------------
    Net increase (decrease) ..........................................       (145,167)          99,960
  Service Shares
    Shares sold ......................................................      1,067,844               --
    Shares reinvested ................................................             --               --
    Shares redeemed ..................................................       (662,417)              --
                                                                        ------------------------------
    Net increase .....................................................        405,427               --
  Net increase .......................................................        260,260           99,960
                                                                        ==============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
16                                                 UMB SCOUT FUNDS ANNUAL REPORT

 STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                          TAX-FREE MONEY MARKET FUND
                                                                        ------------------------------
                                                                          YEAR ENDED       YEAR ENDED
                                                                        JUNE 3O, 2008    JUNE 3O, 2007
------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income ..............................................  $       3,287    $       4,107
  Net realized gain (loss) from investment transactions ..............             (2)               1
                                                                        ------------------------------
  Net increase in net assets resulting from operations ...............          3,285            4,108
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Investor Shares ..................................................         (3,130)          (4,107)
    Service Shares ...................................................           (157)              --
                                                                        ------------------------------
  Total distributions to shareholders ................................         (3,287)          (4,107)
CAPITAL SHARE TRANSACTIONS:
  Investor Shares
    Shares sold ......................................................        228,690          320,618
    Shares issued for reinvestment of distributions ..................            360              275
    Shares redeemed ..................................................       (244,466)        (291,216)
                                                                        ------------------------------
    Net increase (decrease) from capital share transactions ..........        (15,416)          29,677
  Service Shares
    Shares sold ......................................................         64,614               --
    Shares issued for reinvestment of distributions ..................             --               --
    Shares redeemed ..................................................        (39,727)              --
                                                                        ------------------------------
    Net increase from capital share transactions .....................         24,887               --
  Net increase from capital share transactions. ......................          9,471           29,678
  Net increase in net assets .........................................          9,469           29,678
NET ASSETS:
  Beginning of period ................................................        140,005          110,327
                                                                        ------------------------------
  End of period ......................................................  $     149,474    $     140,005
                                                                        ==============================
TRANSACTIONS IN SHARES:
  Investor Shares
    Shares sold ......................................................        228,690          320,618
    Shares reinvested ................................................            360              275
    Shares redeemed ..................................................       (244,466)        (291,216)
                                                                        ------------------------------
    Net increase (decrease) ..........................................        (15,416)          29,677
  Service Shares
    Shares sold ......................................................         64,613               --
    Shares reinvested ................................................             --               --
    Shares redeemed ..................................................        (39,727)              --
                                                                        ------------------------------
    Net increase .....................................................         24,886               --
  Net increase .......................................................          9,470           29,677
                                                                        ==============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 17

FINANCIAL HIGHLIGHTS
PER SHARE INCOME AND CAPITAL CHANGES FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

UMB SCOUT MONEY MARKET FUND -- FEDERAL PORTFOLIO

                                                                              FOR THE PERIODS ENDED JUNE 30,
                                                                 2008         2007         2006         2005         2004
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .........................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                               ------------------------------------------------------------
  Income from investment operations:
    Net investment income ..................................       0.03         0.05         0.04         0.02         0.01
                                                               ------------------------------------------------------------
  Distributions from:
    Net investment income ..................................      (0.03)       (0.05)       (0.04)       (0.02)       (0.01)
                                                               ------------------------------------------------------------
Net asset value, end of year ...............................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                               ============================================================
Total return ...............................................       3.38%        4.82%        3.62%        1.69%        0.52%
                                                               ============================================================
Ratios/Supplemental Data
Net assets, end of year (in millions) ......................   $    167     $    278     $    205     $    203     $    210
Ratio of expenses to average net assets ....................       0.47%        0.46%        0.50%        0.51%        0.51%
Ratio of net investment income to average net assets .......       3.26%        4.73%        3.58%        1.65%        0.52%

UMB SCOUT MONEY MARKET FUND -- PRIME PORTFOLIO

                                                                              FOR THE PERIODS ENDED JUNE 30,
                                                                 2008         2007         2006         2005         2004
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .......................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                               ------------------------------------------------------------
  Income from investment operations:
    Net investment income ..................................       0.04         0.05         0.04         0.02         0.01
                                                               ------------------------------------------------------------
  Distributions from:
    Net investment income ..................................      (0.04)       (0.05)       (0.04)       (0.02)       (0.01)
                                                               ------------------------------------------------------------
Net asset value, end of period .............................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                               ============================================================
Total return ...............................................       3.58%        4.90%        3.68%        1.71%        0.54%
                                                               ============================================================
Ratios/Supplemental Data
Net assets, end of period (in millions) ....................   $    526     $    671     $    572     $    517     $    587
Ratio of expenses to average net assets ....................       0.48%        0.46%        0.50%        0.50%        0.51%
Ratio of net investment income to average net assets .......       3.47%        4.80%        3.64%        1.69%        0.54%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
18                                                 UMB SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

PER SHARE INCOME AND CAPITAL CHANGES FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

UMB SCOUT TAX-FREE MONEY MARKET FUND

                                                                              FOR THE PERIODS ENDED JUNE 30,
                                                                 2008         2007         2006         2005         2004
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .......................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                               ------------------------------------------------------------
  Income from investment operations:
    Net investment income ..................................       0.02         0.03         0.02         0.01           --
                                                               ------------------------------------------------------------
  Distributions from:
    Net investment income ..................................      (0.02)       (0.03)       (0.02)       (0.01)          --
                                                               ------------------------------------------------------------
Net asset value, end of period .............................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                               ============================================================
Total return ...............................................       2.36%        3.14%        2.37%        1.25%        0.42%
                                                               ============================================================
Ratios/Supplemental Data
Net assets, end of period (in millions) ....................   $    124     $    140     $    110     $    147     $    146
Ratio of expenses to average net assets ....................       0.53%        0.49%        0.53%        0.51%        0.51%
Ratio of net investment income to average net assets .......       2.29%        3.10%        2.33%        1.24%        0.42%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 19

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The UMB Scout Money Market Fund - Federal Portfolio ("Money Market - Federal Portfolio"), UMB Scout Money Market Fund - Prime Portfolio ("Money Market - Prime Portfolio") and UMB Scout Tax-Free Money Market Fund ("Tax-Free Money Market"), (individually referred to as a "Fund", or collectively as the "Funds") are mutual funds offered by the UMB Scout Funds, a Delaware statutory trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Funds' investment objectives are as follows:

FUND                                  INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
Money Market - Federal Portfolio .... Maximum income consistent with safety of principal and liquidity
Money Market - Prime Portfolio ...... Maximum income consistent with safety of principal and liquidity
Tax-Free Money Market ............... Highest level of income exempt from federal income tax consistent
                                      with quality and maturity standards
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

A) SECURITY VALUATIONS -- Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income and distributions to shareholders are recorded on ex-dividend dates. Realized gains and losses from investment transactions are reported on the identified cost basis, which is also used for income tax purposes.

B) FEDERAL INCOME TAXES - The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal income tax provision is required.

      As of June 30, 2008, the following Funds had net capital loss carryovers:

                                      MONEY MARKET       MONEY MARKET         TAX-FREE
                                          FUND               FUND           MONEY MARKET
(IN THOUSANDS)                     FEDERAL PORTFOLIO    PRIME PORTFOLIO         FUND
------------------------------------------------------------------------------------
For losses expiring June 30,
  2011                                     $--                $--                $25
  2012                                      --                 --                 --
  2013                                      --                 --                 --
  2014                                      11                 41                 --
  2015                                       1                  3                 --
  2016                                      --                 --                 --
                                           -----------------------------------------
                                           $12                $44                $25
                                           =========================================

      Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

      As of June 30, 2008, the Tax-Free Money Market Fund had (in thousands) $2 of post-October losses, which are deferred until July 1, 2008 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.


--------------------------------------------------------------------------------
20                                                 UMB SCOUT FUNDS ANNUAL REPORT

C) DISTRIBUTIONS TO SHAREHOLDERS - Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These reclassifications are due to differing treatment for items such as deferral of wash sales, net operating losses and post-October capital losses. For Federal income tax purposes the Tax-Free Money Market Fund designates tax-exempt income dividends of (in thousands) $3,287 for the year ended June 30, 2008.

D) AMORTIZATION -- Discounts and premiums on securities purchased are amortized over the life of the respective securities.

E) USE OF ESTIMATES -- The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

F) GUARANTEES AND INDEMNIFICATIONS -- In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

G) MULTIPLE SHARE CLASS - MONEY MARKET FUNDS -- The UMB Scout Money Market Fund - Federal Portfolio, UMB Scout Money Market Fund - Prime Portfolio, and UMB Scout Tax-Free Money Market Fund each offer two classes of shares (Investor Class and Service Class). The Service Class shares are subject to a 0.50% shareholder servicing fee (listed as distribution fees on the financial statements). The Investor Class shares have no shareholder servicing fee. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A) INVESTMENT ADVISORY FEES -- The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the "Agreement") with Scout Investment Advisors, Inc. (the "Advisor"). Each of the Funds was subject to the following fees under the Agreement for the period from July 1, 2007 through June 30, 2008: Money Market - Federal Portfolio and Tax-Free Money Market -- 0.30% of average daily net assets. Money Market - Prime Portfolio -- 0.34% of average daily net assets.

B) ADMINISTRATION AND FUND ACCOUNTING FEES -- The Trust, on behalf of the Funds, has entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. ("UMBFS"), an affiliate of the Advisor. Each of the Funds was subject to the following fees under the Administration and Fund Accounting Agreement for the period from July 1, 2007 through June 30, 2008 -- 0.10% of the first $250 million of average daily net assets, 0.075% of the next $250 million of average daily net assets, 0.050% of the next $250 million of average daily net assets and 0.030% of daily net assets over $750 million.

C) SHAREHOLDER SERVICING FEES -- UMBFS also serves as the Funds' transfer agent. UMBFS is paid a fee for these services based on the number of shareholder accounts and activity levels.

D) CUSTODIAN FEES -- UMB Bank, n.a. (the "Bank"), an affiliate of the Advisor, serves as the Funds' custodian. The Bank receives a fee for its services based on the value of securities held in the Funds and the number of transactions.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 21

JUNE 30, 2008

E) GENERAL -- Certain of the Officers and Directors of the Trust are Officers and Directors of one or more of the above companies.

3. INVESTMENT TRANSACTIONS

The aggregate amounts of security transactions during the year ended June 30, 2008, were as follows:

                                                OTHER THAN
                                             U.S. GOVERNMENT   U.S. GOVERNMENT
(IN THOUSANDS)                                  SECURITIES        SECURITIES
------------------------------------------------------------------------------
MONEY MARKET FUND - FEDERAL PORTFOLIO:
  Purchases ..............................     $        --       $11,412,279
  Sale/Maturity proceeds .................     $        --       $11,379,020
MONEY MARKET FUND - PRIME PORTFOLIO:
  Purchases ..............................     $22,794,534       $ 4,831,850
  Sale/Maturity proceeds .................     $22,630,995       $ 4,757,539
TAX-FREE MONEY MARKET FUND:
  Purchases ..............................     $   659,454       $        --
  Sale/Maturity proceeds .................     $   649,325       $        --

4. FEDERAL TAX INFORMATION

At June 30, 2008, the cost of securities on a tax basis for federal income tax purposes were as follows:

                                                                                  MONEY MARKET        MONEY MARKET        TAX-FREE
                                                                                      FUND                FUND          MONEY MARKET
(IN THOUSANDS)                                                                 FEDERAL PORTFOLIO    PRIME PORTFOLIO         FUND
------------------------------------------------------------------------------------------------------------------------------------
Cost of securities on a tax basis ......................................            $312,183            $931,258          $149,079
                                                                                    ==============================================

The tax character of distributions paid during the fiscal years ended June 30, 2008 and 2007, were as follows:

                                                             MONEY MARKET FUND         MONEY MARKET FUND              TAX-FREE
                                                             FEDERAL PORTFOLIO          PRIME PORTFOLIO          MONEY MARKET FUND
                                                           --------------------      --------------------      --------------------
                                                             YEAR         YEAR         YEAR         YEAR         YEAR         YEAR
                                                            ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                                           JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
(IN THOUSANDS)                                               2008         2007         2008         2007         2008         2007
------------------------------------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary Income ....................................     $ 9,672      $11,541      $24,583      $31,253      $    --      $    --
                                                           ------------------------------------------------------------------------
Total taxable distributions ..........................       9,672       11,541       24,583       31,253           --           --
  Exempt interest ....................................          --           --           --           --        3,287        4,107
                                                           ------------------------------------------------------------------------
Total distributions paid .............................     $ 9,672      $11,541      $24,583      $31,253      $ 3,287      $ 4,107
                                                           ========================================================================

As of June 30, 2008, the components of accumulated deficit on a tax basis were as follows:

                                                                                  MONEY MARKET        MONEY MARKET        TAX-FREE
                                                                                      FUND                FUND          MONEY MARKET
(IN THOUSANDS)                                                                 FEDERAL PORTFOLIO    PRIME PORTFOLIO         FUND
------------------------------------------------------------------------------------------------------------------------------------
Total accumulated (deficit) ..............................................           $ (12)              $ (44)            $ (27)
                                                                               =====================================================


--------------------------------------------------------------------------------
22                                                 UMB SCOUT FUNDS ANNUAL REPORT

5. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC delayed the implementation of FIN 48 for regulated investment companies for an additional six months making it effective June 29, 2007. The Funds adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, as of December 31, 2007. As a result of the implementation of Interpretation 48, there was no impact to the Funds. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). The Statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. Management has recently begun to evaluate the application of the Statement to the Funds, and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds' financial statements.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standard No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. Management has recently begun to evaluate the application of the Statement to the Funds, and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds' financial statements.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AUDIT COMMITTEE, BOARD OF TRUSTEES AND SHAREHOLDERS
UMB SCOUT MONEY MARKET FUND (FEDERAL AND PRIME PORTFOLIOS)
UMB SCOUT TAX-FREE MONEY MARKET FUND
KANSAS CITY, MISSOURI

We have audited the accompanying statements of assets and liabilities of UMB Scout Money Market Fund (Federal and Prime portfolios) and UMB Scout Tax-Free Money Market Fund (two of the funds comprising the UMB Scout Funds, hereafter referred to as "the Funds"), including the schedules of investments, as of June 30, 2008, and the related statements of operations for the year then ended, changes in net assets for the two years then ended and financial highlights for each of the five years then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts anddisclosuresinthefinancialstatements.Ourproceduresincludedconfirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures, with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UMB Scout Funds as of June 30, 2008, the results of their operations for the year then ended, changes in their net assets for the two years then ended and the financial highlights for each of the five years then ended in conformity with accounting principles generally accepted in the United States of America.

BKD, LLP

Houston, Texas
August 13, 2008


--------------------------------------------------------------------------------
24                                                 UMB SCOUT FUNDS ANNUAL REPORT

EXPENSE EXAMPLE
JUNE 30, 2008

EXPENSE EXAMPLE

As a shareholder of the UMB Scout Funds (the "Funds"), you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

ACTUAL EXPENSES

The first line of the following table under each Fund's name entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table under each Fund's name entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in a Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

                                                                       EXPENSES
                             BEGINNING     ENDING                    PAID DURING
                              ACCOUNT      ACCOUNT     ANNUALIZED       PERIOD
                               VALUE        VALUE       EXPENSE        1/1/08 -
FUND                          1/1/08       6/30/08       RATIO         6/30/08*
--------------------------------------------------------------------------------
UMB SCOUT MONEY MARKET
FUND - FEDERAL PORTFOLIO
  Actual ..................  $1,000.00    $1,011.60      0.4794%        $2.40
  Hypothetical ............   1,000.00     1,022.62      0.4794%         2.41

UMB SCOUT MONEY MARKET
FUND - PRIME PORTFOLIO
  Actual ..................   1,000.00     1,012.60      0.4963%         2.48
  Hypothetical ............   1,000.00     1,022.53      0.4963%         2.50

UMB SCOUT MONEY MARKET
FUND - TAX-FREE PORTFOLIO
  Actual ..................   1,000.00     1,008.10      0.5298%         2.64
  Hypothetical ............   1,000.00     1,022.37      0.5298%         2.66

* EXPENSES ARE EQUAL TO EACH FUND'S ANNUALIZED EXPENSE RATIO, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR 182/366 (TO REFLECT THE HALF-YEAR PERIOD).

                                                         CONTINUED ON NEXT PAGE.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 25

JUNE 30, 2008

RENEWAL OF INVESTMENT ADVISORY AGREEMENTS

In February 2008, the Board of Trustees of the UMB Scout Funds renewed the Investment Advisory Agreements with Scout Investment Advisors, Inc. (the "Advisor") for each of the Funds. After evaluating the services provided by the Advisor, and reviewing the performance and operations of the Funds, the Trustees, including the independent Trustees, unanimously concluded that it was in the best interests of the Funds and their shareholders to continue the agreements for an additional year.

As part of their review, the independent Trustees requested and reviewed information regarding the advisory services performed, the nature and qualifications of the investment staff, Fund performance and expenses, and other contributions by the Advisor, including revenue sharing payments from the Advisor's own resources in furtherance of distribution of Funds and servicing of Fund shareholders. The information included material obtained from an independent third party comparing each Fund's performance against an appropriate benchmark, as well as against the performance of an appropriate peer group. With regard to advisory services, staffing and performance, the Trustees considered information specifically provided in connection with the proposed renewals, as well as information provided at quarterly Board meetings throughout the year. The Trustees expressed appreciation that each Fund enjoyed the benefit of portfolio managers with extensive experience and expertise in the investment strategy specific to each Fund. The Trustees were satisfied with the quality and performance of the investment professionals serving each Fund, as well as the investment and administrative resources available from the Advisor and considered the performance of each Fund to be sufficient to support the decision to renew the agreement.

The Trustees also reviewed the investment advisory fees payable to the Advisor under each agreement and overall expense levels of the Funds, including independent third party information comparing advisory fees and overall fund expense levels with other funds in their peer group. The Trustees considered the Advisor's profitability with respect to each Fund. The Trustees concluded that the profits were reasonable in view of the services provided to the Funds.

While no single factor was determinative to the Trustees' decision, based upon their review, the Trustees determined that the advisory fees proposed to be payable by each Fund to the Advisor were fair and reasonable in view of the nature and quality of services provided under all of the circumstances, and determined to renew the agreements.


--------------------------------------------------------------------------------
26                                                 UMB SCOUT FUNDS ANNUAL REPORT

TRUSTEES AND OFFICERS

                                                                                                           NUMBER OF   OTHER
                                                                                                           PORTFOLIOS  DIRECTORSHIPS
                             POSITION(S)     TERM OF OFFICE AND          PRINCIPAL OCCUPATION(S)           IN COMPLEX  HELD BY
NAME, ADDRESS AND BIRTHDATE  HELD WITH FUND  LENGTH OF TIME SERVED       DURING PAST 5 YEARS               OVERSEEN    TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Andrea F. Bielsker           Trustee         Trustee since 2005. Shall   Principal, AFB Consulting since   9           None
1010 Grand Boulevard                         serve as Trustee until her  July 2008, Chief Financial
Kansas City, Missouri 64106                  resignation, or until       Officer, Brooke Credit
11/16/58                                     terminated or until         Corporation from 2007 to May
                                             successor is elected        2008, Vice President, Liberty
                                             and qualified.              Power Corp. 2007, Senior Vice
                                                                         President, Finance, Chief
                                                                         Financial Officer and Treasurer
                                                                         from 2002-05, Great Plains
                                                                         Energy.
------------------------------------------------------------------------------------------------------------------------------------
William B. Greiner*          Trustee         Trustee since 2005. Shall   Chief Investment Officer, UMB     9           None
1010 Grand Boulevard                         serve as Trustee until his  Bank, n.a. and Scout Investment
Kansas City, Missouri 64106                  resignation, or until       Advisors, Inc. since 2004; from
03/05/54                                     terminated or until his     2003-04 managed private
                                             successor is elected and    accounts at True North. Prior to
                                             qualified.                  2003, Chief Investment Officer,
                                                                         UMB Bank, n.a. and Chairman of
                                                                         Scout Investment Advisors, Inc.
                                                                         since its inception in 2001.
------------------------------------------------------------------------------------------------------------------------------------
Dr. William E. Hoffman       Trustee         Trustee since 1982. Shall   Orthodontist.                     9           None
1010 Grand Boulevard                         serve as Trustee until his
Kansas City, Missouri 64106                  resignation, or until
04/11/38                                     terminated or until his
                                             successor is elected and
                                             qualified.
------------------------------------------------------------------------------------------------------------------------------------
Eric T. Jager                Trustee         Trustee since 1987. Shall   President, Windcrest Investment   9           Nygaard
1010 Grand Boulevard                         serve as Trustee until his  Management, Inc.; Executive                   Corporation
Kansas City, Missouri 64106                  resignation, or until       Vice President -- Investments,
06/19/42                                     terminated or until his     Bartlett and Company.
                                             successor is elected and
                                             qualified.
------------------------------------------------------------------------------------------------------------------------------------
Stephen F. Rose              Chairman,       Chairman since 2005;        Chairman, Sun Publications, Inc.  9           None
1010 Grand Boulevard         Trustee         Trustee since 1989. Shall
Kansas City, Missouri 64106                  serve as Chairman,
11/05/47                                     Trustee until his
                                             resignation, or
                                             until terminated or until
                                             his successor is elected
                                             and qualified.

* MR. GREINER IS CONSIDERED TO BE AN "INTERESTED PERSON" OF THE FUNDS UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, DUETO HIS EMPLOYMENT BY SCOUT INVESTMENT ADVISORS, INC., THE FUNDS' INVESTMENT ADVISOR.

      TOTAL COMPENSATION FOR THE INDEPENDENT TRUSTEES TOTALED $176,000 FOR THE PERIOD ENDED JUNE 30, 2008.

      THE UMB SCOUT FUNDS' STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE FUNDS' DIRECTORS AND TRUSTEES. THE SAI IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST, BY CALLING TOLL FREE 800-996-2862.


--------------------------------------------------------------------------------
JUNE 30, 2008                                                                 27

                                                                                                           NUMBER OF   OTHER
                                                                                                           PORTFOLIOS  DIRECTORSHIPS
                             POSITION(S)     TERM OF OFFICE AND            PRINCIPAL OCCUPATION(S)         IN COMPLEX  HELD BY
NAME, ADDRESS AND BIRTHDATE  HELD WITH FUND  LENGTH OF TIME SERVED         DURING PAST 5 YEARS             OVERSEEN    TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Gary W. DiCenzo              President       President since 2005;         Executive Vice President, UMB   N/A         N/A
1010 Grand Boulevard                         Vice President since 2004.    Bank, n.a. since 2004. From
Kansas City, Missouri 64106                  Shall serve as President at   2003 to 2004, Senior Vice
10/27/62                                     the pleasure of the Board     President, UMB Bank, n.a.
                                             until his resignation, or     Prior to 2003, Vice President,
                                             termination or until his      Driehaus Capital Management.
                                             successor is elected and
                                             qualified.
------------------------------------------------------------------------------------------------------------------------------------
James L. Moffett             Principal       Principal Executive Officer   Executive Vice President, UMB   N/A         N/A
1010 Grand Boulevard         Executive       since 2003. Shall serve as    Bank, n.a. and Chairman,
Kansas City, Missouri 64106  Officer         Principal Executive Officer   Scout Investment Advisors,
03/27/41                                     at the pleasure of the Board  Inc. since 2001. Lead manager
                                             until his resignation, or     of UMB Scout Stock and
                                             termination or until his      International Funds.
                                             successor is elected and
                                             qualified.
------------------------------------------------------------------------------------------------------------------------------------
Constance E. Martin          Chief           Chief Operating Officer       Senior Vice President, UMB      N/A         N/A
1010 Grand Boulevard         Operating       since 2008 Secretary          Bank, n.a. since 2008. Fund
Kansas City, Missouri 64106  Officer and     since 2005. Shall serve as    Administrator, Accounting &
09/30/61                     Secretary       Chief Operating Officer       Administration, UMB Fund
                                             and Secretary at the          Services, Inc. from 2005 to
                                             pleasure of the Board         2008, Compliance Officer,
                                             until her resignation, or     UMB Scout Funds, 2003 to
                                             termination or until her      2004.
                                             successor is elected and
                                             qualified.
------------------------------------------------------------------------------------------------------------------------------------
C. Warren Green              Treasurer and   Treasurer and Principal       Vice President and Chief        N/A         N/A
1010 Grand Boulevard         Principal       Financial Officer since       Financial Officer, Asset
Kansas City, Missouri 64106  Financial       2005. Shall serve as          Management Division,
12/27/58                     Officer         Treasurer and Principal       UMB Bank, n.a. since 2000.
                                             Financial Officer at the
                                             pleasure of the Board or
                                             until his resignation or
                                             termination or until his
                                             successor is elected and
                                             qualified.
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Osborne              Chief           Chief Compliance Officer      Chief Compliance Officer,       N/A         N/A
1010 Grand Boulevard         Compliance      since 2008. Shall serve as    Scout Investment Advisors,
Kansas City, Missouri 64106  Officer         Chief Compliance Officer      Inc. since November 2007;
11/23/66                                     at the pleasure of the Board  Vice President and Director
                                             or until his resignation, or  of Fiduciary Services
                                             termination or until his      Compliance, UMB Financial
                                             successor is elected and      Corporation since May 2003;
                                             qualified.                    Audit Officer and Project
                                                                           Manager, UMB Financial
                                                                           Corporation from July 2002
                                                                           to May 2003.


--------------------------------------------------------------------------------
28                                                 UMB SCOUT FUNDS ANNUAL REPORT

                      PROXY VOTING POLICIES AND PROCEDURES

For a description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 800-996-2862 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at www.sec.gov as well as the Funds' website at www.umbscoutfunds.com. Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 is available as of August 31, 2008 without charge, upon request, by calling 800-996-2862 or by accessing the website of the Securities and Exchange Commission.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q is available on the website of the Securities and Exchange Commission at www.sec.gov, and may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF THE SHAREHOLDERS OF THE UMB SCOUT MONEY MARKET FUND AND THE UMB SCOUT TAX-FREE MONEY MARKET FUND, AND IS NOT TO BE CONSTRUED AS AN OFFERING OF THE SHARES OF THE FUNDS.

NOT AUTHORIZED FOR DISTRIBUTION UNLESS ACCOMPANIED OR PRECEDED BY A CURRENT UMB SCOUT FUNDS PROSPECTUS.

THE UMB SCOUT FUNDS ARE DISTRIBUTED BY UMB DISTRIBUTION SERVICES, LLC, AN AFFILIATE OF UMB FINANCIAL CORPORATION, AND MANAGED BY SCOUT INVESTMENT ADVISORS, INC., A SUBSIDIARY OF UMB BANK, N.A.

INVESTMENT ADVISOR
  Scout Investment Advisors, Inc.
  Kansas City, Missouri

AUDITORS
  BKD, LLP
  Houston, Texas

LEGAL COUNSEL
  Stradley Ronon Stevens & Young, LLP
  Philadelphia, Pennsylvania

CUSTODIAN
  UMB Bank, n.a.
  Kansas City, Missouri

DISTRIBUTOR
  UMB Distribution Services, LLC
  Milwaukee, Wisconsin

TRANSFER AGENT
  UMB Fund Services, Inc.
  Milwaukee, Wisconsin

                                     [LOGO]
                                UMB | SCOUT FUNDS
                                  P.O. Box 1241
                            Milwaukee, WI 53201-1241

                             TOLL FREE 800-996-2862

                                umbscoutfunds.com

                      "UMB," "Scout" and the Scout design -
                            Reg. U.S. Pat & Tr. Off.

ITEM 2. CODE OF ETHICS

The Registrant has adopted a code of ethics (the "Code"), as that term is defined in Item 2 of Form N-CSR, that applies to the Registrant's principal executive officer and principal financial officer. A copy of the Code is attached as an exhibit. There were no amendments to the Code or waivers from the provisions of the Code.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's board has determined that Ms. Andrea Bielsker possesses the technical attributes to qualify as an "audit committee financial expert" serving on the Registrant's audit committee and designated Ms. Bielsker as the "audit committee financial expert." Ms. Bielsker is independent under the standards set forth in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees for Registrant.

      The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements and services normally provided by the accountant in connection with the statutory and regulatory filings and engagements for the last two fiscal years are as follows:

      Fiscal year ended June 30, 2008                 $ 104,000
      Fiscal year ended June 30, 2007                 $ 102,500

(b) Audit-Related Fees for Registrant.

      The aggregate fees billed in each of the last two fiscal years for custody audits and services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

      Fiscal year ended June 30, 2008                 $  33,500
      Fiscal year ended June 30, 2007                 $  29,180

(c) Tax Fees for Registrant.

      The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax review of Registrant's tax returns are as follows:

      Fiscal year ended June 30, 2008                 $   3,800
      Fiscal year ended June 30, 2007                 $   3,600

(d) All Other Fees.

      None.

(e)

      (1) The Registrant's Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

      (2) The percentage of services described in each of paragraphs (b) through
(d) of this Item that were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

            (b)   Not applicable.
            (c)   Not applicable.
            (d)   Not applicable.

(f) All of the principal accountant's hours spent on auditing the Registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) Non-Audit Fees Billed for Registrant

      None.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES

(a) The Registrant's principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)   (1)   Code of Ethics as required by Item 2. FILED AS AN ATTACHMENT TO THIS
            FILING.

      (2) Certifications pursuant to Sections 302 of the Sarbanes-Oxley Act of 2002. FILED HEREWITH.

      (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE TO OPEN-END INVESTMENT COMPANIES.

(b) Certification pursuant to Section 906 of the Sarbanes Oxley Act of 2002. FILED HEREWITH.

(c) Disclosure Controls and Procedures as required by Item 11. FILED AS AN ATTACHMENT TO THIS FILING.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UMB Scout Funds

/s/ James L. Moffett
---------------------------
James L. Moffett
Principal Executive Officer
September 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James L. Moffett
---------------------------
James L. Moffett
Principal Executive Officer
September 1, 2008

/s/ C. Warren Green
---------------------------
C. Warren Green
Principal Financial Officer
September 1, 2008